UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2008

Municipal Fixed Income
California AMT-Free Municipal Fund
High Yield Municipal Fund
Municipal Income Fund
New York AMT-Free Municipal Fund
Short Duration Tax-Free Fund

Goldman Sachs Municipal Fixed Income Funds

■	GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

■	GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

■	GOLDMAN SACHS MUNICIPAL INCOME FUND

■	GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

■	GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	30
Financial Statements	82
Notes to the Financial Statements	90
Financial Highlights	106
Other Information	116

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The following is not a complete list of the risks that may affect the Funds. For additional information concerning the risks that may affect the Funds, please see the Funds’ prospectuses.

The California AMT-Free Municipal Fund invests in municipal fixed income securities, the interest on which is exempt from regular federal income tax and California state personal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund will invest primarily in California municipal obligations, and therefore the investments of the Fund will be affected by political and economic developments within California and by the financial condition of the state of California, its public authorities, and political subdivisions. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The High Yield Municipal Fund invests primarily in high yield municipal fixed income securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. Non-investment grade fixed income securities are considered speculative. Such securities and unrated securities of comparable credit quality are subject to a higher risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. An inability to sell an illiquid portfolio position can adversely affect the Fund’s NAV and/or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. Additionally, because the Fund may concentrate its investments in particular sectors (for example, specific states or specific types of municipal securities), the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors than if its investments were not so concentrated. As of September 30, 2008 and March 31, 2008, the Fund had invested approximately 25% and 28%, respectively, of its assets in the municipal securities of issuers located in Florida. Additionally, as of September 30, 2008 and March 31, 2008, within the state of Florida, the Fund had approximately 23% and 25%, respectively, of its total assets in special assessment bonds, a type of municipal securities which are backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property. The High Yield Municipal Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Fund may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.

The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

The Municipal Income Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The New York AMT-Free Municipal Fund invests in municipal fixed income securities, the interest on which is exempt from regular federal income tax and New York State and City personal income taxes, and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund will invest primarily in New York municipal obligations, and therefore the investments of the Fund will be affected by political and economic developments within New York and by the financial condition of the state of New York, its public authorities, and political subdivisions. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Short Duration Tax-Free Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in securities, including private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS

California AMT-Free Municipal Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs California AMT-Free Municipal Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of −2.44%,−2.70% and −2.17%, respectively. These returns compared to the −2.60% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (with dividends reinvested), over the same time period.

The primary drivers of performance over the period were the Fund’s shorter duration position relative to the benchmark as well as security selection. Class C Shares were impacted by the same strategies, however, unlike Class A and Institutional Shares, they did not outperform the benchmark due to higher expenses.

Market Review

During the reporting period, we believe that the global financial crisis reached historic proportions, spreading to the overall economy, prompting a historic response from policy-makers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (AIG) solvent, announced the creation of a program designed to provide insurance for participating money market funds, passed the $700 billion Troubled Asset Recovery Program (TARP) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event in our opinion, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Although they fell in September as part of the market’s flight-to-quality, yields on U.S. Treasuries were higher overall during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Municipal securities were treated like one of these “spread sectors” by the markets whereas, in most environments, these securities have been treated as a flight-to-quality asset class (like Treasuries). However, continuing the trend that began in the summer of 2007, municipal bonds underperformed Treasuries during the reporting period as risk aversion continued to guide investors’ allocation strategies. Rates rose approximately 40 basis points across the entire municipal yield curve, with the long end of the curve underperforming the most. By the end of the six-month reporting period, an investor could purchase a 30-year municipal bond that offered over 120% of the yield on a 30-year Treasury bond, effectively getting that tax exemption for free.

PORTFOLIO RESULTS

Liquidity has been difficult all year in the municipal market, but when Lehman Brothers filed for bankruptcy in September 2008, a liquidity crunch ensued that was unlike anything we had seen before. Municipal illiquidity that was driven by the lack of interest from the broker/dealer community and then exacerbated by massive hedge fund selling was further augmented we believe by the fear and uncertainty in the market at the end of the third quarter of 2008. As municipal bonds underperformed the Treasury market, municipal hedge funds were forced to sell their levered positions, which created a downward spiral. More forced selling meant more municipal underperformance, setting off a new round of forced selling.

Municipal supply, though similar to last year’s pace through August 2008, then dried up in September, as issuers were reluctant to come to market in such a strained environment. This created a backlog of pending new issuance that pushed yields higher as the market anticipated that these bonds would eventually be issued in the following months. All told, $318 billion was issued in the municipal primary market year-to-date through September 2008, down 2% from the prior year.

California municipal bonds came under slight pressure relative to the overall tax-free market, as the state had a record 85 day standoff to approve its budget. Pre-refunded securities were among the outperformers, while lower credit quality bonds underperformed during the reporting period.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from California State personal income tax, and is consistent with preservation of capital.

Factors Affecting Performance

The Fund’s outperformance versus its benchmark over the six month reporting period stemmed from a relatively defensive duration position (shorter than the Lehman Brothers Aggregate Municipal Bond Index), a bias towards higher credit quality securities and superior security selection. In addition, the Fund actively reduced its exposure to the California special assessment sector during this time period, which was a contributor to outperformance as this sector underperformed the overall municipal bond market.

PORTFOLIO RESULTS

Outlook

We expect that U.S. economic growth will be negative in the coming quarters. Inflation is in retreat, with oil prices down more than 25% from the highs seen in July. We believe that inflation expectations are now likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

We believe that, over a reasonable time horizon, municipals should outperform Treasuries in the foreseeable future. At this point, many of the municipal hedge funds are gone and much of the leverage that was once in the market has now left the system. Though there are still pockets of leverage, we believe it appears to be much more contained and should be reduced over time rather than all at once. In our view, it does not appear that deleveraging should continue to be a major driver of volatility going forward. While certain fundamentals have weakened, namely in the form of weaker economic growth that could impact state and local tax revenues, it is important to point out that, thus far, most municipal sectors have weathered the U.S. economic slowdown without broad credit fundamental deterioration.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

October 23, 2008

FUND BASICS

California AMT-Free Municipal Fund
as of September 30, 2008

PERFORMANCE REVIEW

		Lehman Brothers	30-Day
	Fund	Aggregate	Taxable	30-Day
April 1, 2008–	Total Return	Municipal	Equivalent	Standardized
September 30, 2008	(based on NAV)[1]	Bond Index[2]	Yield[3]	Yield[4]

Class A	-2.44%	-2.60%	5.91%	3.84%
Class C	-2.70	-2.60	5.00	3.25
Institutional	-2.17	-2.60	6.74	4.38

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-7.50%	-0.90%	11/1/05
Class C	-4.69	-0.05	11/1/05
Institutional	-2.68	1.07	11/1/05

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.87%	1.23%
Class C	1.62	1.98
Institutional	0.53	0.89

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

High Yield Municipal Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs High Yield Municipal Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of −6.67%, −7.02%, −7.02% and −6.51%, respectively. These returns compare to the −4.64%, −2.60%, and −3.82% cumulative total returns of the Fund’s benchmarks, the Lehman Brothers High Yield Municipal Bond Index (with dividends reinvested), the Lehman Brothers Aggregate Municipal Bond Index (with dividends reinvested), and the Goldman Sachs High Yield Municipal Fund Composite Index, respectively, over the same time period.

The Fund typically holds both investment grade and high yield securities, as we believe there are generally attractive opportunities in both sectors. As a result, the Fund is benchmarked to both the Lehman Brothers High Yield Municipal Bond and Lehman Brothers Aggregate Municipal Bond Indices. During the reporting period, the Fund underperformed both Indices, due to widening in BBB-rated versus AAA-rated spreads, as well as the Fund’s exposure to longer-term bonds.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (AIG) solvent, announced the creation of a program designed to provide insurance for participating money market funds, passed the $700 billion Troubled Asset Recovery Program (TARP) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Although they fell in September as part of the market’s flight-to-quality, yields on U.S. Treasuries were higher overall during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Municipal securities were treated like one of these “spread sectors” by the market when, in most environments, higher-rated municipal securities are treated as a flight-to-quality asset class (like Treasuries). However, continuing the trend that began in the summer of 2007, municipal bonds underperformed Treasuries during the reporting period as risk aversion continued to guide investors’ allocation strategies. Rates rose approximately 40 basis points across the entire municipal yield curve, with the long end of the curve underperforming the most. By the end of the six-month reporting period, an investor could purchase a 30-year municipal bond that offered over 120% of the yield on a 30-year Treasury bond, effectively getting that tax exemption for free.

PORTFOLIO RESULTS

Liquidity has been difficult all year in the municipal market, but when Lehman Brothers filed for bankruptcy in September 2008, a liquidity crunch ensued that was unlike anything we had seen before. Municipal illiquidity that was initially driven by the lack of interest from the broker/dealer community and then exacerbated by massive hedge fund selling was further augmented by the fear and uncertainty in the market at the end of the third quarter of 2008. As municipal bonds underperformed the Treasury market, municipal hedge funds were forced to sell their levered positions, which created a downward spiral. More forced selling meant more municipal underperformance, setting off a new round of forced selling.

Municipal supply, though similar to last year’s pace through August 2008, then dried up in September, as issuers were reluctant to come to market in such a strained environment. This created a backlog of pending issuance, which pushed yields higher as the market anticipated that these bonds would eventually be issued in the following months. All told, $318 billion was issued in the municipal primary market year-to-date through September 2008, down 2% from the prior year.

Turning to the high yield municipal market, rising oil prices in May through July negatively impacted the Airline sector while the market continued to have very little demand for Tobacco bonds, as risk aversion pervaded the market and all credit securities suffered. Conversely, although special assessments (land-backed bonds) experienced spread widening in December 2007 and January of 2008, they found stability and remained relatively unchanged from a spread perspective throughout the six-month reporting period. Most spread widening occurred in the investment grade space, between A/BBB-rated and AAA-rated securities. High yield municipal credit spreads actually stabilized in the third quarter of 2008 and were approximately unchanged during the second half of the reporting period. Most of the high yield municipal asset class’s underperformance versus the overall municipal bond market stemmed from technical factors, such as municipal yields rising and the municipal yield curve steepening. In addition, demand for high yield municipal bonds turned negative in September.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Factors Affecting Performance

As discussed, the Fund is benchmarked to both the Lehman Brothers High Yield Municipal Bond and Lehman Brothers Aggregate Municipal Bond Indices. On one hand, the Lehman Brothers High Yield Municipal Bond Index is purely non-investment grade and, on the other hand, the Lehman Brothers Aggregate Municipal Bond Index is mostly AAA/AA. As a result, the Fund has a relative overweight exposure to the BBB portion of the credit spectrum versus these Indices. Most spread widening that has occurred in the market over the past few months has occurred between the BBB-rated and AAA/AA-rated credit sectors. As a result, during the six-month reporting period, the Fund’s overweight to BBBs contributed to underperformance versus its Indices. Furthermore, yields rising on the long end of the curve negatively impacted performance, as much of the Fund is concentrated in the 20+ year part of the curve.

PORTFOLIO RESULTS

Outlook

We expect that U.S. economic growth will be negative in the coming quarters. We believe that inflation is in retreat, with oil prices down more than 25% from the highs seen in July. Inflation expectations are now likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

We believe that, over a reasonable time horizon, municipals should outperform Treasuries in the foreseeable future. At this point, many of the municipal hedge funds are gone and much of the leverage that was once in the market has now left the system. Though there are still pockets of leverage, we believe it appears to be much more contained and should be reduced over time rather than all at once. In our view, it does not appear that deleveraging should continue to be a major driver of volatility going forward. While certain fundamentals have weakened, namely in the form of weaker economic growth that could impact state and local tax revenues, it is important to point out that, thus far, most municipal sectors have weathered the U.S. economic slowdown without broad credit fundamental deterioration.

In response to the tight liquidity in the marketplace, discussed above, as well as the Fund’s current high levels of large shareholder concentration, and in anticipation of potential year-end redemption activity for tax-loss harvesting purposes, the Fund has begun to increase its positions in cash and cash equivalents (consistent with its investment strategies) to better position the Fund to be able to meet redemption requests over the coming months without having to sell portfolio securities at an inopportune time or price. The majority of this cash raising activity has occurred since the end of the reporting period, with the Fund maintaining a cash or cash equivalent exposure of 8.4% as of September 30, 2008. We anticipate the cash and cash equivalent exposure of the Fund to increase during the current reporting period. To the extent that the Fund remains invested in cash or cash equivalents, the Fund may not be fully pursuing its investment objective.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

October 23, 2008

FUND BASICS

High Yield Municipal Fund
as of September 30, 2008

PERFORMANCE REVIEW

		Lehman	Lehman	Goldman Sachs
		Brothers	Brothers	High Yield	30-Day
	Fund	High Yield	Aggregate	Municipal Fund	Taxable	30-Day
April 1, 2008–	Total Return	Municipal	Municipal	Composite	Equivalent	Standardized
Sept. 30, 2008	(based on NAV)[1]	Bond Index[2]	Bond Index[3]	Index[4]	Yield[5]	Yield[6]

Class A	-6.67%	-4.64%	-2.60%	-3.82%	8.98%	5.84%
Class B	-7.02	-4.64	-2.60	-3.82	8.20	5.33
Class C	-7.02	-4.64	-2.60	-3.82	8.20	5.33
Institutional	-6.51	-4.64	-2.60	-3.82	9.97	6.48

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[4]	Effective May 31, 2008, the Fund has added the Goldman Sachs High Yield Municipal Fund Composite Index as an additional benchmark against which to measure its performance. The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Lehman Brothers Aggregate Municipal Bond Index (40%) and the Lehman Brothers High Yield Municipal Bond Index (60%). The Fund’s Investment Adviser believes that this benchmark represents a better comparison against which to measure the Fund’s performance. It is not possible to invest directly in an unmanaged index.
[5]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[6]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS7

For the period ended 9/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-17.37%	0.33%	3.27%	4/3/00
Class B	-18.41	0.09	3.06	4/3/00
Class C	-14.99	0.49	3.06	4/3/00
Institutional	-13.19	1.63	4.23	4/3/00

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS8

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.89%	0.92%
Class B	1.64	1.67
Class C	1.64	1.67
Institutional	0.55	0.58

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION9

Percentage of Net Assets

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Municipal Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Municipal Income Fund (the “Fund”)
during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of –3.68%, –4.04%, –3.97%, –3.52% and –3.73%, respectively. These returns compared to the –2.60% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (with dividends reinvested), over the same time period.

During the reporting period, the primary drivers of the Fund’s relative underperformance versus the benchmark were its maturity distribution and credit quality positioning.

Market Review

During the reporting period, we believe that the global financial crisis reached historic proportions, spreading to the overall economy, prompting a historic response from policy-makers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (AIG) solvent, announced the creation of a program designed to provide insurance for participating money market funds, passed the $700 billion Troubled Asset Recovery Program (TARP) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event in our opinion, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Although they fell in September as part of the market’s flight-to-quality, yields on U.S. Treasuries were higher overall during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Municipal securities were treated like one of these “spread sectors” by the markets whereas, in most environments, these securities have been treated as a flight-to-quality asset class (like Treasuries). However, continuing the trend that began in the summer of 2007, municipal bonds underperformed Treasuries during the reporting period as risk aversion continued to guide investors’ allocation strategies. Rates rose approximately 40 basis points across the entire municipal yield curve, with the long end of the curve underperforming the most. By the end of the six-month reporting period, an investor could purchase a 30-year municipal bond that offered over 120% of the yield on a 30-year Treasury bond, effectively getting that tax exemption for free.

Liquidity has been difficult all year in the municipal market, but when Lehman Brothers filed for bankruptcy in September 2008, a liquidity crunch ensued that was unlike anything we had seen before. Municipal illiquidity that was driven by the lack of interest from the broker/dealer community and then exacerbated by massive hedge fund selling was further augmented we believe by the fear and uncertainty in the market at the end of the third quarter of 2008.

PORTFOLIO RESULTS

As municipal bonds underperformed the Treasury market, municipal hedge funds were forced to sell their levered positions, which created a downward spiral. More forced selling meant more municipal underperformance, setting off a new round of forced selling.

Municipal supply, though similar to last year’s pace through August 2008, then dried up in September, as issuers were reluctant to come to market in such a strained environment. This created a backlog of pending new issuance which pushed yields higher as the market anticipated that these bonds would eventually be issued in the following months. All told, $318 billion was issued in the municipal primary market year-to-date through September 2008, down 2% from the prior year.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Factors Affecting Performance

The Fund continued to favor both the long end of the curve and the A/BBB segments of the municipal market, both of which underperformed their counterparts (e.g. AAA-rated and shorter-term bonds) over the six-month reporting period. Over this period, risk-averse investors continued to favor shorter-term and higher quality bonds. Credit spreads widened during a period where investors shied away from everything except the highest quality securities, namely Treasuries. In addition, municipal yields rose across the entire curve. Longer-term municipal bonds suffered more from the sell-off than did their shorter-term counterparts and there was a slight steepening of the curve between two- and 30-year municipal securities. During the six-month reporting period as a whole, the spread between two- and 30-year municipal bonds moved to 276 basis points from 267 basis points.

Outlook

We expect that U.S. economic growth will be negative in the coming quarters. Inflation is in retreat, with oil prices down more than 25% from the highs seen in July. We believe that inflation expectations are now likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

PORTFOLIO RESULTS

We believe that, over a reasonable time horizon, municipals should outperform Treasuries in the foreseeable future. At this point, many of the municipal hedge funds are gone and much of the leverage that was once in the market has now left the system. Though there are still pockets of leverage, we believe it appears to be much more contained and should be reduced over time rather than all at once. In our view, it does not appear that deleveraging should continue to be a major driver of volatility going forward. While certain fundamentals have weakened, namely in the form of weaker economic growth that could impact state and local tax revenues, it is important to point out that, thus far, most municipal sectors have weathered the U.S. economic slowdown without broad credit fundamental deterioration.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

October 23, 2008

FUND BASICS

Municipal Income Fund
as of September 30, 2008

PERFORMANCE REVIEW

		Lehman Brothers		30-Day
April 1, 2008–	Fund Total Return	Aggregate Municipal	30-Day Taxable	Standardized
September 30, 2008	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	-3.68%	-2.60%	6.37%	4.14%
Class B	-4.04	-2.60	5.54	3.60
Class C	-3.97	-2.60	5.54	3.60
Institutional	-3.52	-2.60	7.28	4.73
Service	-3.73	-2.60	6.48	4.21

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-9.64%	0.85%	2.69%	4.02%		7/20/93
Class B	-10.77	0.61	2.39	3.53		5/1/96
Class C	-7.02	1.02	2.40	2.96		8/15/97
Institutional	-5.06	2.16	3.56	4.12		8/15/97
Service	-5.54	1.64	3.09	3.65	[6]	7/20/93

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[6]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

FUND BASICS

EXPENSE RATIOS7

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.88%	1.01%
Class B	1.63	1.76
Class C	1.63	1.76
Institutional	0.54	0.67
Service	1.04	1.17

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION8

Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

New York AMT-Free Municipal Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs New York AMT-Free Municipal Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of −2.90%, −3.27% and −2.63%, respectively. These returns compared to the −2.60% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (with dividends reinvested), over the same time period.

The Fund underperformance versus the benchmark was largely due to its overweight to BBB-rated bonds, as they underperformed AAA-rated bonds during the reporting period.

Market Review

During the reporting period, we believe that the global financial crisis reached historic proportions, spreading to the overall economy, prompting a historic response from policy-makers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (AIG) solvent, announced the creation of a program designed to provide insurance for participating money market funds, passed the $700 billion Troubled Asset Recovery Program (TARP) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event in our opinion, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Although they fell in September as part of the market’s flight-to-quality, yields on U.S. Treasuries were higher overall during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Municipal securities were treated like one of these “spread sectors” by the markets whereas, in most environments, these securities have been treated as a flight-to-quality asset class (like Treasuries). However, continuing the trend that began in the summer of 2007, municipal bonds underperformed Treasuries during the reporting period as risk aversion continued to guide investors’ allocation strategies. Rates rose approximately 40 basis points across the entire municipal yield curve, with the long end of the curve underperforming the most. By the end of the six-month reporting period, an investor could purchase a 30-year municipal bond that offered over 120% of the yield on a 30-year Treasury bond, effectively getting that tax exemption for free.

PORTFOLIO RESULTS

Liquidity has been difficult all year in the municipal market, but when Lehman Brothers filed for bankruptcy in September 2008, a liquidity crunch ensued that was unlike anything we had seen before. Municipal illiquidity that was driven by the lack of interest from the broker/dealer community and then exacerbated by massive hedge fund selling was further augmented we believe by the fear and uncertainty in the market at the end of the third quarter of 2008. As municipal bonds underperformed the Treasury market, municipal hedge funds were forced to sell their levered positions, which created a downward spiral. More forced selling meant more municipal underperformance, setting off a new round of forced selling.

Municipal supply, though similar to last year’s pace through August 2008, then dried up in September, as issuers were reluctant to come to market in such a strained environment. This created a backlog of pending issuance which pushed yields higher as the market anticipated that these bonds would eventually be issued in the following months. All told, $318 billion was issued in the municipal primary market year-to-date through September 2008, down 2% from the prior year.

The New York municipal market performed approximately in-line with the rest of the overall tax-free market during the reporting period.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from New York State and City personal income taxes and is consistent with preservation of capital.

Factors Affecting Performance

The majority of the Fund’s underperformance stemmed from its overweight to BBB-rated bonds relative to the benchmark. BBB-rated bonds underperformed AAA-rated securities over the reporting period. The Fund’s exposure to uninsured BBB-rated Puerto Rico bonds also detracted from performance, as those spreads remained wide in response to the monoline crisis. However, during a period when yields rose, the Fund’s slightly short duration strategy versus the benchmark was a modest positive contributor to performance.

Outlook

We expect that U.S. economic growth will be negative in the coming quarters. Inflation is in retreat, with oil prices down more than 25% from the highs seen in July. We believe that inflation expectations are now likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

PORTFOLIO RESULTS

We believe that, over a reasonable time horizon, municipals should outperform Treasuries in the foreseeable future. At this point, many of the municipal hedge funds are gone and much of the leverage that was once in the market has now left the system. Though there are still pockets of leverage, we believe it appears to be much more contained and should be reduced over time rather than all at once. In our view, it does not appear that deleveraging should continue to be a major driver of volatility going forward. While certain fundamentals have weakened, namely in the form of weaker economic growth that could impact state and local tax revenues, it is important to point out that, thus far, most municipal sectors have weathered the U.S. economic slowdown without broad credit fundamental deterioration.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

October 23, 2008

FUND BASICS

New York AMT-Free Municipal Fund
as of September 30, 2008

PERFORMANCE REVIEW

		Lehman Brothers		30-Day
April 1, 2008–	Fund Total Return	Aggregate Municipal	30-Day Taxable	Standardized
September 30, 2008	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	-2.90%	-2.60%	5.66%	3.68%
Class C	-3.27	-2.60	4.82	3.13
Institutional	-2.63	-2.60	6.46	4.20

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-7.32%	-0.64%	11/1/05
Class C	-4.66	0.18	11/1/05
Institutional	-2.54	1.33	11/1/05

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.85%	1.81%
Class C	1.60	2.56
Institutional	0.51	1.47

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Short Duration Tax-Free Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 0.28%, 0.07%, −0.10%, 0.45% and 0.29%, respectively. These returns compared to the 0.68% cumulative total return of the Fund’s benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index (with dividends reinvested), over the same time period.

During the reporting period, the primary driver of the Fund’s relative underperformance versus the benchmark was its maturity structure.

Market Review

During the reporting period, we believe that the global financial crisis reached historic proportions, spreading to the overall economy, prompting a historic response from policy-makers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (AIG) solvent, announced the creation of a program designed to provide insurance for participating money market funds, passed the $700 billion Troubled Asset Recovery Program (TARP) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event in our opinion, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Although they fell in September as part of the market’s flight-to-quality, yields on U.S. Treasuries were higher overall during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Municipal securities were treated like one of these “spread sectors” by the market, whereas in most environments, these securities have been treated as a flight-to-quality asset class (like Treasuries). However, continuing the trend that began in the summer of 2007, municipal bonds underperformed Treasuries during the reporting period as risk aversion continued to guide investors’ allocation strategies. Rates rose approximately 40 basis points across the entire municipal yield curve, with the long end of the curve underperforming the most. By the end of the six-month reporting period, an investor could purchase a 30-year municipal bond that offered over 120% of the yield on a 30-year Treasury bond, effectively getting that tax exemption for free.

PORTFOLIO RESULTS

Liquidity has been difficult all year in the municipal market, but when Lehman Brothers filed for bankruptcy in September 2008, a liquidity crunch ensued that was unlike anything we had seen before. Municipal illiquidity that was driven by the lack of interest from the broker/dealer community and then exacerbated by massive hedge fund selling was further augmented by the fear and uncertainty in the market at the end of the third quarter of 2008. As municipal bonds underperformed the Treasury market, municipal hedge funds were forced to sell their levered positions, which created a downward spiral. More forced selling meant more municipal underperformance, setting off a new round of forced selling.

Municipal supply, though similar to last year’s pace through August 2008, then dried up in September, as issuers were reluctant to come to market in such a strained environment. This created a backlog of pending new issuances which pushed yields higher as the market anticipated that these bonds would eventually be issued in the following months. All told, $318 billion was issued in the municipal primary market year-to-date through September 2008, down 2% from the prior year.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, which is exempt from regular federal income tax.

Factors Affecting Performance

As yields moved higher across the municipal yield curve during the reporting period, bonds in the five-year portion of the curve underperformed shorter securities. The Fund’s out-of-index exposure to these maturities hurt its relative performance. An overweight to BBB-rated securities versus the benchmark also detracted from relative performance, as BBBs underperformed the rest of the investment grade market over the reporting period. Exposure to short-average life tobacco-backed debt hampered performance as well. Longer-dated tobacco backed debt spreads widened, putting pressure on the shorter-dated bonds as well. However, one tobacco bond helped performance — SC Tobacco — as the issuer was able to refinance those bonds, thus, making them “pre-refunded” securities. Those bonds, which were rated Baa3/BBB, are now backed by U.S. government securities.

PORTFOLIO RESULTS

Outlook

We expect that U.S. economic growth will be negative in the coming quarters. Inflation is in retreat, with oil prices down more than 25% from the highs seen in July. We believe that inflation expectations are now likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

We believe that, over a reasonable time horizon, municipals should outperform Treasuries in the foreseeable future. At this point, many of the municipal hedge funds are gone and much of the leverage that was once in the market has now left the system. Though there are still pockets of leverage, we believe it appears to be much more contained and should be reduced over time rather than all at once. In our view, it does not appear that deleveraging should continue to be a major driver of volatility going forward. While certain fundamentals have weakened, namely in the form of weaker economic growth that could impact state and local tax revenues, it is important to point out that most municipal sectors have weathered the U.S. economic slowdown without broad credit fundamental deterioration.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

October 23, 2008

FUND BASICS

Short Duration Tax-Free Fund
as of September 30, 2008

PERFORMANCE REVIEW

		Lehman Brothers		30-Day
April 1, 2008–	Fund Total Return	1-3 Year Municipal	30-Day Taxable	Standardized
September 30, 2008	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	0.28%	0.68%	4.62%	3.00%
Class B	0.07	0.68	3.75	2.44
Class C	-0.10	0.68	3.55	2.31
Institutional	0.45	0.68	5.22	3.39
Service	0.29	0.68	4.45	2.89

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.82%	1.57%	2.70%	3.06%	5/1/97
Class B	0.35	1.39	2.29	2.63	5/1/97
Class C	1.12	1.22	2.14	2.36	8/15/97
Institutional	3.25	2.38	3.30	3.78	10/1/92
Service	2.84	1.87	2.80	3.30	9/20/94

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.73%	0.95%
Class B	1.33	1.70
Class C	1.48	1.70
Institutional	0.39	0.61
Service	0.89	1.11

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – 95.2%

California – 85.2%
Abag Finance Authority RB for Non-Profit Corps. RB for San Diego Hospital Association Series 2001 A (A-/Baa1)
$725,000	6.125%	08/15/20	$734,925
Abag Finance Authority RB for Non-Profit Corps. RB for Sansum-Santa Barbara Series 2002 A (CA MTG INS) (A+)
2,000,000	5.500	04/01/21	2,008,800
Banning Utility Authority Water Enterprise RB for Refunding and Improvement Projects Series 2005 (FGIC) (A-)
1,135,000	5.000	11/01/22	1,055,561
Bay Area Infrastructure Financing Authority RB for State Payment Acceleration Notes Series 2006 (FGIC) (A/A3)
1,500,000	5.000	08/01/17	1,527,975
Bay Area Toll Authority California Toll Building RB for San Francisco Bay Area Series 2008 F1 (AA/Aa3)
1,000,000	5.500	04/01/43	962,670
Brentwood Infrastructure Financing Authority Special Assessment Refunding Subseries 2005 B
235,000	5.000	09/02/25	198,709
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2005 G (A/A2)
1,000,000	5.000	07/01/10	1,017,130
California Health Facilities Financing Authority RB for Catholic Healthcare West Unrefunded Balance Series 2004 H (A/A2)(a)
805,000	4.450	07/01/11	798,496
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AA/Aa3)
505,000	5.750	09/01/23	518,953
California Municipal Finance Authority RB for University Students Cooperation Association Series 2007 (BBB-)
790,000	5.000	04/01/22	724,477
California Special Districts Association Finance Corp. COPS for Montecito San District Series 2007 UU (MBIA) (AA/A2)
750,000	5.000	07/01/33	690,428
California State Department of Transportation RANS for Federal Highway Grant Series 2004 A (FGIC) (AA-/Aa3)
1,000,000	5.000	02/01/12	1,056,350
California State GO Bonds Prerefunded Series 2001 (AAA/Aaa)(b)
1,000,000	5.125	06/01/11	1,062,360
California State GO Bonds Refunding Series 2006 (A+/A1)
1,000,000	5.000	10/01/24	950,520
California State Public Works Board RB for California Community College Series 2007 B (FGIC) (A/A2)
2,000,000	5.000	03/01/24	1,860,400
California State Public Works Board RB for Department of Mental Health Coalinga Series 2004 A (A/A2)
1,000,000	5.000	06/01/11	1,045,270
California State Public Works Board RB Refunding for Department of Health Services Series 2005 K (A/A2)
200,000	5.000	11/01/22	189,312
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CA MTG INS) (A+)
1,000,000	5.750	08/15/38	937,760

California Statewide Communities Development Authority RB for Front Porch Communities & Services Series 2007 A (BBB)(c)
1,000,000	5.125	04/01/37	784,090
California Statewide Communities Development Authority RB for Henry Mayo Newhall Memorial Hospital Series 2007 (CA MTG INS) (A+)
1,000,000	5.000	10/01/37	846,610
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+)(a)
725,000	3.850	06/01/12	719,106
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2006 B (A+)
1,000,000	5.250	03/01/45	864,540
California Statewide Communities Development Authority RB for St. Joseph RMKT 03/27/08 Series 2000 (MBIA) (AAA/Aa3)
600,000	5.125	07/01/24	549,708
California Statewide Communities Development Authority RB Refunding for Daughters of Charity Health Series 2005 F (BBB+)
500,000	5.000	07/01/09	501,850
Carson Redevelopment Agency Tax Allocation for Sub-Merged Project Area Series 2003 D (AAA)(b)
1,000,000	6.000	01/01/14	1,120,300
Colton Joint Unified School District GO Bonds for Election of 2001 Series 2006 C (FGIC) (A/A2)
500,000	5.250	02/01/22	492,435
Coronado Community Development Agency Tax Allocation Refunding for Coronado Community Development Project Series 2006 (FGIC) (A)
1,000,000	5.000	09/01/22	974,530
Eastern Municipal Water District Community Facilities Special Tax for Area Improvement District 2004-32 Series 2007 A
340,000	5.000	09/01/37	256,802
Elsinore Valley California Municipal Water District COPS Series 2008 A (BHAC) (AAA/Aaa)
1,000,000	5.000	07/01/27	956,530
Foothill-De Anza Community College District of California GO Bonds Series 2007 A (AMBAC) (AA/Aa1)
1,500,000	5.000	08/01/27	1,434,645
Franklin McKinley School District GO Bonds for Election of 2004 Series 2008 B (FSA) (AAA/Aaa)
1,500,000	5.250	08/01/32	1,465,995
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2007 A-1 (BBB/Baa3)
1,000,000	5.750	06/01/47	735,480
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (FGIC) (A/A2)
1,685,000	5.000	06/01/35	1,419,815
Hollister Joint Powers Financing Authority RB for Refunding and Improvement Project Series 2006-1 (FSA) (AAA)
500,000	5.000	06/01/17	519,960

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

Jurupa Community Services District Special Tax Community Facilities District No. 30 Series 2007 A
$1,000,000	5.600%	09/01/37	$843,480
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
1,455,000	5.000	05/01/10	1,491,782
Lake Elsinore California Unified School District Community Facilities District Special Tax Series 2005-3
275,000	5.000	09/01/25	228,830
Lammersville School District Community Facilities District No. 2002 Special Tax for Mountain House Series 2006
250,000	5.000	09/01/26	206,038
Los Angeles Convention & Exhibit Center Authority Lease RB Refunding Series 2008 A (AA-/A1)(d)
500,000	5.000	08/15/17	513,300
Los Angeles Community College District GO Bonds Series 2001 A (MBIA) (AA/Aa2)(b)
1,250,000	5.500	08/01/11	1,340,037
Los Angeles Housing Authority Multi-Family Housing RB Refunding Series 2007 A (FNMA) (AAA)
1,500,000	5.000	08/15/37	1,321,050
Los Angeles Unified School District GO Bonds Series 2003 A (MBIA) (AA/Aa3)(b)
1,250,000	5.375	07/01/13	1,362,988
Manteca Unified School District GO Bonds Refunding Series 2005 (FGIC) (A+/A2)
775,000	5.000	08/01/20	773,574
Mission Springs Water District Improvement Bond Act of 1915 Special Assessment Limited Obligation for District No. 13 Series 2005
275,000	5.000	09/02/21	240,177
Monterey County Financing Authority RB for Salinas Valley Water Project Assured Guaranty Ltd. Series 2008 A (AAA/Aaa)
1,000,000	5.000	09/01/23	970,300
Mountain House Public Financing Authority California Utilities Systems RB Escrow Series 2007 (A-)
1,000,000	5.000	12/01/32	853,950
New Haven Union High School District GO Bonds Refunding Series 2005 (MBIA) (AA/A1)
1,250,000	5.250	08/01/21	1,267,075
Palmdale Improvement Bond Act of 1915 Special Assessment Limited Obligation for District No. 2006-1 Series 2006
500,000	5.000	09/02/36	386,555
Palo Alto Improvement Bond Act of 1915 Special Assessment for University Avenue Area Off Shore Parking Series 2002 A (BBB)
1,055,000	5.250	09/02/17	1,020,174
Plumas Elementary School District COPS Series 2007 (BBB)
1,000,000	5.250	06/01/37	816,140
Poway Unified School District Public Financing Authority Lease RB Capital Appreciation for Tranche Series 2008 B (FSA) (AAA/Aaa)(a)(e)
1,000,000	0.000	12/01/14	767,100

Poway Unified School District Special Tax Community Facilities District No. 6-4 South Ranch Series 2005 (BBB)
200,000	4.850	09/01/20	178,104
Rancho Mirage California Redevelopment Agency Tax Allocation for Northside Sub Area Sub Lien Series 2008 A-1 (A)
1,000,000	5.000	04/01/26	903,750
Richmond Joint Powers Financing Authority Variable RB Refunding for Lease Civic Center Project Series 2007 (AMBAC) (AA)(a)
985,000	4.125	11/25/09	985,236
Riverside County Public Financing Authority Tax Allocation Revenue Redevelopment Project Area No. 1 for Mid County Series 2006 B (MBIA) (AA/A2)
575,000	5.000	10/01/15	599,093
Sacramento County Sanitation District Financing Authority Variable RB Refunding for Sacramento County Regional Series 2007 B (FGIC) (AA/Aa3)(f)
820,000	2.413	12/01/35	523,586
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA/Aa3)
1,000,000	5.000	09/01/13	1,060,630
San Mateo Union High School District GO Bonds Capital Appreciation for Election of 2000 Series 2002 B (FGIC) (AA-/Aa3)(e)
1,000,000	0.000	09/01/26	340,280
Santa Clarita Community College District GO Bonds Capital Appreciation for Election of 2006 Series 2007 (MBIA) (AA/A2)(e)
2,030,000	0.000	08/01/36	346,115
Sierra View Local Health Care District RB Refunding Series 1998 (A-)
500,000	5.400	07/01/22	460,265
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(b)
1,180,000	5.250	06/01/12	1,266,270
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Senior Series 2006 A-1 (BBB/Baa3)
895,000	4.750	06/01/25	764,760
Tulare Public Financing Authority Lease RB Refunding for Capital Facilities Project Series 2008 Assured Guaranty Ltd. (AAA/Aaa)
1,000,000	5.500	04/01/38	991,350
Turlock California Health Facilities COPS for Emanuel Medical Center Series 2007 B (BBB+)
1,000,000	5.500	10/15/37	852,920
Vernon Natural Gas Financing Authority RB for Vernon Gas Project Subseries 2006 A-3 (MBIA) (AA/A2)(a)
950,000	5.000	08/03/09	950,323

			55,607,724

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

Puerto Rico – 7.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 1995 (COMWLTH GTD) (BBB-/Baa3)
$250,000	6.250%	07/01/12	$276,225
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)
250,000	6.000	07/01/38	240,922
350,000	6.000	07/01/44	336,546
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)(e)
250,000	0.000	07/01/24	200,153
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
1,500,000	5.000	12/01/09	1,518,480
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University Systems Project Series 2006 (BBB-)
270,000	5.000	03/01/09	271,372
575,000	5.000	03/01/12	578,375
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2004 I (COMWLTH GTD) (BBB-/Baa3)(b)
1,000,000	5.375	07/01/14	1,073,060
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC-Government Development Bank for Puerto Rico) (FGIC) (BBB-/Ba1)(a)
500,000	5.250	02/01/12	500,115

			4,995,248

U.S. Virgin Islands – 2.4%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Series 2004 A (BBB)
1,100,000	5.000	10/01/08	1,100,000
500,000	5.250	10/01/23	439,505

			1,539,505

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $66,545,790)			$62,142,477

Short-Term Investments – 5.4%

California – 5.4%
California State Department of Water Resources Power Supply VRDN RB Series 2002 B-3 (LOC-Bank of New York) (A-1+/VMIG1)(f)
$300,000	3.950%	10/01/08	$300,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 B-6 (LOC-State Street Bank & Trust Co.) (A-1+/VMIG1)(f)
700,000	5.050	10/01/08	700,000
California State Department of Water Resources Power Supply VRDN RB
Subseries 2005 F-4 (LOC-Bank of America N.A. ) (A-1+/VMIG1)(f)
100,000	3.950	10/01/08	100,000

Irvine California Improvement Bond Act 1915 VRDN RB Assessment for District 2005-21 Series 2006 A (LOC-Bank of New York) (VMIG1)(f)
260,000	4.250	10/01/08	260,000
Irvine Ranch California Water District VRDN GO Bonds for Improvement of District 282 Series 1988 A (LOC-Landesbank Hessen-Thuringen) (A-1+)(f)
300,000	5.050	10/01/08	300,000
Los Angeles California Water & Power VRDN RB Series 2001 Subseries B-6 (A-1+/VMIG1)(f)
200,000	4.000	10/01/08	200,000
Metropolitan Water District of Southern California Waterworks VRDN RB Series 2000 B-3 (A-1+/VMIG1)(f)
500,000	5.050	10/01/08	500,000
Metropolitan Water District of Southern California Waterworks VRDN RB Series 2001 C-1 (A-1+/VMIG1)(f)
800,000	6.250	10/01/08	800,000
Western Riverside County California Regional Wastewater Authority VRDN RB for Regional Wastewater Treatment Series 1996 (LOC-Dexia Credit Local) (A-1+/VMIG1)(f)
400,000	4.750	10/01/08	400,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,560,000)			$3,560,000

TOTAL INVESTMENTS – 100.6%
(Cost $70,105,790)			$65,702,477

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(400,898)

NET ASSETS – 100.0%			$65,301,579

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Prerefunded security. Maturity date disclosed is prerefunding date.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $784,090, which represents approximately 1.2% of net assets as of September 30, 2008.

(d)	When-issued security.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BHAC	—	Insured by Berkshire Hathaway Assurance Corp.
CA MTG INS	—	Insured by California Mortgage Insurance
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investor Assurance
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – 87.7%

Alabama – 1.7%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)

$3,405,000	5.375%	12/01/16	$3,243,637
4,425,000	5.500	12/01/21	4,022,591
5,775,000	5.625	12/01/26	5,040,131
12,100,000	5.750	12/01/36	10,262,252
Butler Industrial Development Board Solid Waste Disposal RB Refunding for Georgia Pacific Corp. Project Series 2004 (AMT) (B)

5,000,000	5.750	09/01/28	3,656,200
Courtland Industrial Development Board Solid Waste Disposal RB Refunding for International Paper Co. Projects Series 2005 B (AMT) (BBB/Baa3)

2,305,000	5.200	06/01/25	1,750,140
Jefferson County Limited Obligation RB Series 2004 A (BBB/B3)

4,500,000	5.000	01/01/09	4,434,570
1,520,000	5.000	01/01/10	1,451,661
Jefferson County Limited Obligation RB Series 2004 (FSA-CR) (AAA/Aaa)

850,000	5.500	01/01/21	794,393
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A

6,190,000	5.375	08/01/15	5,869,048
7,600,000	6.000	08/01/25	6,704,188
5,000,000	6.000	08/01/35	4,133,150
Tuscaloosa Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-)

22,365,000	5.250	06/01/37	17,368,883
Tuskegee City of Alabama GO Bonds Series 2007 (ACA)

300,000	4.400	01/01/22	245,988
500,000	4.625	01/01/27	391,190
500,000	4.625	01/01/32	368,700

			69,736,722

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2000 (AAA/Aaa)(a)

3,045,000	6.200	06/01/10	3,169,023

Arizona – 2.2%
Apache County IDA PCRB for Tuscon Electric Power Co. Project Series 1998 A (BB+/Baa3)

5,000,000	5.850	03/01/28	4,171,950
Apache County IDA PCRB for Tuscon Electric Power Co. Project Series 1998 B (BB+/Baa3)

5,000,000	5.875	03/01/33	4,053,150
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007A(b)(c)

63,500,000	8.960	02/02/15	57,424,955
Gila County IDA RB Refunding for Environmental Asarco, Inc. Series 1998(d)

6,750,000	5.550	01/01/27	8,071,852

Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)

600,000	5.000	01/01/20	553,698
1,000,000	5.000	01/01/21	908,390
2,000,000	5.000	01/01/26	1,728,720
3,000,000	5.000	01/01/32	2,467,020
Yavapai County IDA Hospital Facilities RB for Regional Medical Center Series 2003 A (BBB+/Baa2)

1,250,000	6.000	08/01/33	1,163,200
Yuma County IDA Water & Sewer Exempt Facilities RB Refunding Series 2007 A (AMT)

7,750,000	6.375	12/01/37	6,601,993

			87,144,928

Arkansas – 0.1%
Little River Country RB Refunding for Georgia Pacific Corp. Project Series 1998 (AMT) (B2)

3,010,000	5.600	10/01/26	2,190,738

California – 6.5%
Abag Finance Authority RB for Non-Profit Corps. RB for Sansum-Santa Barbara Series 2002 A (CA MTG INS) (A+)

1,500,000	5.500	04/01/21	1,506,600
ABC Unified School District GO Bonds Series 2001 C (FGIC) (A+/A1)(e)

1,600,000	0.000	08/01/26	528,592
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvements Project Series 1997 C (FSA) (AAA/Aaa)(e)

855,000	0.000	09/01/29	243,376
Austin Trust Various States RB for Inverse Certificates Bank of America Series 2008-1099 (AA-)(f)

3,330,000	5.668	08/01/33	2,163,368
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (FSA) (AAA/Aaa)(e)

1,055,000	0.000	08/01/25	388,219
California County Tobacco Securitization Agency RB for Alameda County Asset Backed Bonds Series 2002 (BBB+/Baa3)

555,000	5.750	06/01/29	479,059
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 B (BBB-)(e)

6,550,000	0.000	06/01/46	274,838
California County Tobacco Securitization Agency RB for Kern County Corp. Asset Backed Bonds Series 2002 B (BBB)

195,000	6.000	06/01/29	173,601
California Educational Facilities Authority RB for Golden Gate University Series 2005 (Baa3)

2,000,000	5.000	10/01/36	1,585,360
California Municipal Finance Authority RB for University Students Cooperation Association Series 2007 (BBB-)

2,000,000	5.000	04/01/37	1,604,300
California Pollution Control Financing Authority PCRB Refunding for Pacific Gas RMKT 06/01/07 Series 2004 D (FGIC) (A/A3)

10,000,000	4.750	12/01/23	7,764,400

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

California Statewide Communities Development Authority RB BANS for Golden Gate Park Series 2005 (LOC-First Republic Bank)

$26,500,000	6.000%	12/01/11	$26,452,300
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A

7,440,000	5.400	11/01/27	6,370,872
6,000,000	5.500	11/01/38	4,914,600
California Statewide Communities Development Authority RB for Notre Dame De Namur University Series 2003

3,000,000	6.625	10/01/33	2,755,980
California Statewide Communities Development Authority RB for Valleycare Health Systems Series 2007 A

5,605,000	4.800	07/15/17	5,040,408
1,000,000	5.000	07/15/22	842,090
4,915,000	5.125	07/15/31	3,780,667
California Statewide Communities Development Authority RB ROLS-RR-II-R-11449 Series 2008 (BHAC-CR) (AAA)(f)

8,005,000	7.434	07/01/30	2,265,655
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (BBB-)(e)

35,000,000	0.000	06/01/46	1,636,600
California Statewide Financing Authority Tobacco Settlement RB for Asset Backed Pooled Tobacco Securities Series 2002 A (BBB+/Baa3)

3,000,000	6.000	05/01/37	2,496,900
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (FGIC)(e)

7,000,000	0.000	09/01/33	1,471,400
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 B (BBB)(e)

646,755,000	0.000	06/01/47	26,368,201
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 C (BBB-)(e)

307,000,000	0.000	06/01/47	11,623,020
Hawthorne Community Redevelopment Agency Tax Allocation Refunding for Hawthorne Plaza Project Series 2001

2,375,000	6.875	07/01/20	2,380,510
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-1 (BBB)(e)

101,195,000	0.000	06/01/36	10,813,698
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-2 (BBB)(e)

211,235,000	0.000	06/01/47	9,106,341
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 D (BBB-)(e)

360,660,000	0.000	06/01/57	5,853,512

Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3

1,435,000	5.050	09/01/30	1,107,777
690,000	5.050	09/01/35	515,927
Los Angeles Regional Airports Improvement Corp. Lease RB Refunding for Facilities Sublease Continental Airlines Series 1994 (AMT)(B)

935,000	9.250	08/01/24	853,477
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (B-/Caa2)

10,520,000	7.000	12/01/12	9,984,848
55,425,000	7.500	12/01/24	48,066,777
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (MBIA) (AA)(e)

1,330,000	0.000	08/01/27	401,314
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (FGIC) (A+/A2)(e)

1,000,000	0.000	08/01/24	384,550
Murrieta Community Facilities District Special Tax for No. 3 Creekside Village Improvement Area 1 Series 2005

1,660,000	5.200	09/01/35	1,283,612
Northern California Gas Authority No. 1 RB Series 2007 (A+/A1)(c)

10,000,000	3.201	07/01/17	8,045,000
Oxnard Union High School District GO Bonds Refunding Series 2001 A (MBIA) (AA/A2)

225,000	5.800	02/01/18	234,916
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (FGIC) (A+/A2)(e)

1,805,000	0.000	08/01/25	637,652
Sacramento County Sanitation District Financing Authority Variable RB Refunding for Sacramento County Regional Series 2007 B (FGIC) (AA/Aa3)(c)

25,230,000	2.413	12/01/35	16,109,859
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (FGIC) (A/A3)(e)

1,420,000	0.000	08/01/25	504,838
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (FGIC) (A+/A1)(e)

1,580,000	0.000	08/01/24	602,028
1,595,000	0.000	08/01/25	568,075
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 A (BBB+)(e)

17,000,000	0.000	06/01/36	1,801,150
73,990,000	0.000	06/01/47	3,248,901
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 B (BBB)(e)

13,505,000	0.000	06/01/47	550,599
University of California Regents Medical Center RB for Index Series 2007 C2 (AA-/Aa2)(c)

10,000,000	2.669	05/15/47	6,708,600
Vallejo California Sanitation & Flood Control District COPS Series 1993 (FGIC)

200,000	5.000	07/01/19	187,252

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

Vallejo California Water RB Refunding Series 2006 (MBIA) (AA/A2)

$780,000	4.000%	05/01/10	$785,920
1,000,000	4.000	05/01/11	1,003,380
1,220,000	5.000	05/01/20	1,144,409
Valley Health System COPS Refunding Project Series 1993 (C)

16,765,000	6.875	05/15/23	13,998,775
Valley Health System Hospital RB for Refunding & Improvement Project Series 1996 A (C)

245,000	6.500	05/15/15	204,575
760,000	6.500	05/15/25	634,600

			260,453,278

Colorado – 1.0%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)

6,850,000	5.000	12/01/35	5,200,931
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa1)

6,200,000	5.000	03/01/25	5,434,424
Colorado Health Facilities Authority RB for Hospital Valley View Association Project Series 2007 (BBB)

8,000,000	5.250	05/15/42	6,073,840
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006

4,500,000	6.125	12/01/37	3,502,350
Denver City & County Special Facilities Airport RB Refunding for United Air Lines Project Series 2007 A (AMT) (B-/Caa2)

27,000,000	5.250	10/01/32	17,184,960
Park Meadows Business Improvement District RB Series 2007

475,000	5.300	12/01/27	416,779
720,000	5.350	12/01/31	613,116
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B

1,750,000	6.625	12/01/40	1,474,848

			39,901,248

Connecticut – 0.0%
Connecticut State Health and Educational Facility Authority RB for St. Mary’s Hospital Corp. Series 1997 E (Ba3)

1,015,000	5.500	07/01/09	1,007,326
695,000	5.875	07/01/22	606,061

			1,613,387

Delaware – 0.1%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A

6,783,000	5.450	07/01/35	5,328,996
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B

300,000	5.125	07/01/35	241,863

			5,570,859

District of Columbia – 0.4%
District of Columbia RB for Friendship Public Charter School Series 2006 (ACA) (BBB)

900,000	4.000	06/01/16	782,622
District of Columbia RB for Georgetown University Series 2007 (AMBAC/BHAC-CR) (AAA/Aaa)(e)

13,000,000	0.000	04/01/40	6,432,140
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)

1,310,000	6.250	05/15/24	1,244,408
6,000,000	6.500	05/15/33	5,363,040

			13,822,210

Florida – 25.1%
Aberdeen Community Development District Special Assessment Series 2006-1

2,070,000	5.250	11/01/15	1,771,734
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A

4,680,000	6.300	05/01/35	3,901,903
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A

1,930,000	5.375	05/01/37	1,349,321
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-1

40,645,000	5.500	05/01/36	29,930,165
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-2

27,145,000	5.250	05/01/36	19,227,889
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 B-2

5,455,000	5.100	05/01/16	4,623,822
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A

28,215,000	5.350	05/01/36	20,449,668
Arborwood Community Development District Special Assessment for School Site Acquisition Projects Series 2005

5,640,000	5.500	05/01/14	5,017,344
Baywinds Community Development District Special Assessment Series 2006 B

6,985,000	4.900	05/01/12	6,358,166
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A

7,000,000	6.000	05/01/33	6,389,460
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B

9,780,000	5.800	05/01/34	8,698,234
Belmont Community Development District Special Assessment for Capital Improvement Series 2006 B

9,865,000	5.125	11/01/14	8,580,182
Bluewaters Community Development District Special Assessment Series 2004

2,885,000	6.000	05/01/35	2,612,598

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Bonnet Creek Resort Community Development District Special Assessment RB Series 2002

$10,000,000	7.375%	05/01/34	$9,928,600
2,000,000	7.500	05/01/34	2,005,160
Boyton Village Community Development District Special Assessment Series 2007 A-1

1,580,000	5.750	05/01/37	1,201,148
Brandy Creek Community Development District Special Assessment Series 2003 A

3,340,000	6.350	05/01/34	3,253,360
Bridgewater Community Development District Special Assessment Series 2004 A

12,960,000	6.000	05/01/35	10,323,418
Brighton Lakes Community Development District Special Assessment Series 2004 A

1,580,000	6.125	05/01/35	1,458,656
Brooks of Bonita Springs II Community Development District Special Assessment for Capital Improvement Series 2003 A

1,535,000	6.125	05/01/34	1,434,672
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-1

1,030,000	6.700	05/01/31	1,028,733
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-2

2,780,000	6.850	05/01/31	2,791,982
Capital Region Community Development District Special Assessment for Capital Improvement Series 2002 A

11,445,000	6.700	05/01/32	11,297,359
Catalina at Winkler Preserve Community Development District Special Assessment Series 2005

2,000,000	5.600	05/01/36	1,598,600
Cedar Pointe Community Development District Special Assessment for Capital Improvement Series 2005 A

5,820,000	5.375	05/01/35	4,186,733
Celebration Community Development District Special Assessment Series 2003 A

2,850,000	6.400	05/01/34	2,832,073
Channing Park Community Development District Special Assessment Series 2007

5,240,000	5.300	05/01/38	3,698,444
Colonial Country Club Community Development District Special Assessment for Capital Improvement Series 2003

10,730,000	6.400	05/01/33	10,482,781
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005

1,550,000	5.000	05/01/15	1,330,504
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A

5,400,000	5.850	05/01/35	4,400,568
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B

725,000	5.000	05/01/11	697,870
Connerton West Community Development District Special Assessment for Capital Improvement Series 2007 B

7,000,000	5.125	05/01/16	5,932,150

Copper Oaks Community Development District Special Assessment Series 2005 A

3,510,000	5.450	05/01/35	2,715,582
Copper Oaks Community Development District Special Assessment Series 2005 B

245,000	4.875	05/01/10	236,913
Coronado Community Development District Special Assessment Series 2007

1,800,000	6.000	05/01/38	1,424,268
Cory Lakes Community Development District for Special Assessment Series 2001 A

450,000	8.375	05/01/17	447,727
Cory Lakes Community Development District for Special Assessment Series 2001 B

530,000	8.375	05/01/17	527,323
Country Greens Community Development District Special Assessment Series 2003

5,800,000	6.625	05/01/34	5,403,918
Covington Park Community Development District Special Assessment for Capital Improvement Series 2004 A

1,060,000	6.250	05/01/34	992,118
Covington Park Community Development District Special Assessment for Capital Improvement Series 2004 B

105,000	5.300	11/01/09	103,575
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C

3,895,000	7.050	05/01/15	3,870,500
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004

1,665,000	6.000	05/01/34	1,532,882
Double Branch Community Development District Special Assessment Series 2002 A

10,570,000	6.700	05/01/34	10,416,735
Double Branch Community Development District Special Assessment Series 2005 A

950,000	5.350	05/01/34	765,500
Durbin Crossing Community Development District Special Assessment Series 2005 A

47,390,000	5.500	05/01/37	34,397,084
Durbin Crossing Community Development District Special Assessment Series 2005 B-2

7,700,000	4.875	11/01/10	7,297,521
East Homestead Community Development District Special Assessment Series 2006 B

655,000	5.000	05/01/11	613,735
East Park Development District Special Assessment Series 2002

5,010,000	6.850	05/01/33	5,053,387
Enclave at Black Point Marina Community Development Special Assessment Series 2007 A

1,000,000	5.400	05/01/37	713,570
Enclave at Black Point Marina Community Development Special Assessment Series 2007 B

1,790,000	5.200	05/01/14	1,566,626

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Fishhawk Community Development District II Special Assessment Series 2003 A

$5,650,000	6.250%	05/01/34	$5,294,672
Fishhawk Community Development District II Special Assessment Series 2007 A

2,420,000	5.250	05/01/38	1,700,510
Fishhawk Community Development District II Special Assessment Series 2007 B

1,680,000	5.000	05/01/12	1,535,470
Fishhawk Community Development District II Tax Allocation Series 2004 A

2,360,000	6.125	05/01/34	2,161,548
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 B

1,690,000	4.850	05/01/11	1,578,460
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 A

2,515,000	6.500	05/01/33	2,340,534
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 B

515,000	5.500	05/01/10	505,112
Gateway Services District Water & Sewer RB Refunding for Second Assessment Area — Phase 1 Series 2007 (Radian) (BBB+/A3)

2,315,000	5.250	05/01/20	2,236,985
Gateway Services District Water & Sewer RB Refunding Series 2003

1,880,000	6.000	10/01/19	1,847,401
Grand Hampton Community Development District Special Assessment for Capital Improvement Series 2003

2,580,000	6.150	05/01/34	2,283,197
Greyhawk Landing Community Development District Special Assessment Series 2002 A

2,890,000	7.000	05/01/33	2,929,159
Habitat Community Development Special Assessment Series 2004

4,745,000	5.850	05/01/35	3,932,798
Halifax Hospital Medical Center RB Series 1999 A(a)

955,000	7.250	10/01/10	1,055,141
Hammocks Community Development District Special Assessment Series 2005 B

730,000	4.875	11/01/10	689,317
Harbor Bay Community Development District Special Assessment for Capital Improvement Series 2001 A

2,175,000	7.000	05/01/33	2,185,723
Harbour Isles Community Development District Special Assessment Series 2004

4,195,000	6.125	05/01/35	3,399,838
Harbourage at Braden River Community Development District Special Assessment for Capital Improvement Series 2003 A

2,850,000	6.125	05/01/34	2,594,383
Heritage Harbor South Community Development District RB for Capital Improvement Series 2002 A

3,765,000	6.500	05/01/34	3,746,137

Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 A

1,185,000	6.200	05/01/35	1,072,555
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 B

305,000	5.250	11/01/08	304,661
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005

8,750,000	5.600	05/01/36	6,518,050
Heritage Isle at Viera Community Development District Special Assessment Series 2004 A

3,070,000	6.000	05/01/35	2,766,223
Heritage Isle at Viera Community Development District Special Assessment Series 2004 B

435,000	5.000	11/01/09	427,453
Heritage Isle at Viera Community Development District Special Assessment Series 2005

7,095,000	5.550	05/01/37	5,245,972
Heritage Isle at Viera Community Development District Special Assessment Series 2006

4,070,000	5.000	11/01/13	3,622,870
Heritage Lake Park Community Development District Special Assessment Series 2004 B

2,715,000	5.100	11/01/09	2,645,034
Heritage Lake Park Community Development District Special Assessment Series 2005

1,700,000	5.700	05/01/36	1,345,448
Heritage Park Community Development District Special Assessment Series 2004 A

5,680,000	6.300	05/01/35	5,108,706
Highlands Community Development District Special Assessment Series 2005

3,740,000	5.550	05/01/36	2,742,205
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (BBB+/Baa1)

2,700,000	5.625	03/01/24	2,601,558
Hypoluxo/Haverhill Community Development District Special Assessment Series 2002 A

1,310,000	6.750	05/01/33	1,316,537
Islands at Doral Ne Community Development District Special Assessment Series 2004

2,735,000	6.250	05/01/34	2,541,116
Islands at Doral Townhomes Community Development District Special Assessment Series 2007 A

2,390,000	6.250	05/01/38	1,840,085
Killarney Community Development District Special Assessment Series 2004 A

2,435,000	6.000	05/01/35	2,026,310
Killarney Community Development District Special Assessment Series 2004 B

1,810,000	5.125	05/01/09	1,791,194

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A

$2,030,000	7.450%	05/01/22	$2,055,781
3,370,000	7.500	05/01/32	3,411,215
Lakes by the Bay South Community Development District RB Series 2004 A

6,945,000	6.100	05/01/23	6,481,074
9,690,000	6.250	05/01/34	8,766,059
Lakes by the Bay South Community Development District RB Series 2004 B

3,415,000	5.300	05/01/09	3,388,158
Lakewood Ranch Community Development District No. 4 RB Series 2004

2,050,000	5.950	05/01/34	1,801,868
Lakewood Ranch Community Development District No. 5 Special Assessment Series 2001 A

8,270,000	5.700	05/01/36	6,260,390
Lakewood Ranch Community Development District No. 6 RB Series 2004 A

5,620,000	6.125	05/01/34	4,796,558
Lakewood Ranch Stewardship District BANS Series 2007

28,645,000	6.500	06/01/09	28,481,437
Lakewood Ranch Stewardship District Special Assessment for Country Club East Project Series 2006

22,690,000	5.400	05/01/37	16,117,161
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005

4,365,000	4.875	08/01/10	4,158,710
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B

8,425,000	5.000	05/01/13	7,539,111
Lakewood Ranch Stewardship District Special Assessment Series 2006 A

14,480,000	5.500	05/01/36	10,909,522
Landmark at Doral Community Development District Special Assessment Series 2006 A

4,000,000	5.500	05/01/38	2,481,200
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BBB-)

3,750,000	5.000	11/15/32	2,815,425
13,750,000	5.125	11/15/36	10,288,988
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BBB-)

4,000,000	5.000	11/15/22	3,388,360
10,000,000	5.000	11/15/29	7,728,300
Legends Bay Community Development District RB Series 2007 A

2,725,000	5.875	05/01/38	2,081,955
Legends Bay Community Development District RB Series 2007 B

1,000,000	5.500	05/01/14	894,990
Lexington Oaks Community Development District Special Assessment Series 2002 A

2,500,000	6.700	05/01/33	2,499,825

Live Oak Community Development District No. 1 Special Assessment Series 2003 A

4,180,000	6.300	05/01/34	4,005,945
Live Oak Community Development District No. 2 Special Assessment Series 2004 A

8,860,000	5.850	05/01/35	6,323,471
Live Oak Community Development District No. 2 Special Assessment Series 2004 B

7,465,000	5.000	11/01/09	7,202,904
Longleaf Community Development District Special Assessment Refunding Series 2005

5,885,000	5.400	05/01/30	4,381,912
Longleaf Community Development District Special Assessment Refunding Series 2006

2,860,000	5.375	05/01/30	2,274,015
Longleaf Community Development District Special Assessment Series 2001

620,000	7.250	05/01/09	617,173
Marshall Creek Community Development District Special Assessment Series 2002

2,765,000	6.625	05/01/32	2,753,359
Meadow Pointe III Community Development District RB for Capital Improvement Series 2003 A

3,765,000	6.400	05/01/34	3,557,661
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A

955,000	6.000	05/01/35	867,006
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2003 A

2,625,000	6.300	05/01/34	2,469,731
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B

2,915,000	6.150	11/01/14	2,696,054
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005

4,455,000	5.250	05/01/15	3,937,418
Mediterra North Community Development District RB for Capital Improvement Series 2001 A

4,350,000	6.800	05/01/31	4,148,552
Mediterra South Community Development District RB for Capital Improvement Series 1999 A

440,000	6.950	05/01/31	432,155
Mediterra South Community Development District RB for Capital Improvement Series 2001

1,395,000	6.850	05/01/31	1,328,891
Mediterra South Community Development District RB for Capital Improvement Series 2003 A

4,755,000	6.375	05/01/34	4,130,573
Mediterra South Community Development District RB for Capital Improvement Series 2003 B

1,635,000	5.500	05/01/10	1,589,416
Mediterranea Community Development District Special Assessment Series 2006 A

1,530,000	5.600	05/01/37	979,108

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB+)

$7,720,000	5.375%	11/15/28	$5,617,690
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Series 2001 A (BB+/Ba1)

3,510,000	6.125	11/15/11	3,430,709
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Florida Series 2004 (BB+/Ba1)

13,600,000	6.750	11/15/29	11,634,120
Miami-Dade County Florida Aviation RB for Miami International Airport Series 2005 A (AMT) (CIFG) (A-/A2)

1,100,000	5.000	10/01/38	870,496
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (MBIA) (AA/A2)

3,980,000	5.250	10/01/13	3,993,850
3,470,000	5.250	10/01/14	3,454,142
4,625,000	5.250	10/01/16	4,455,679
Middle Village Community Development District Special Assessment Series 2004 A

5,315,000	5.800	05/01/22	4,697,716
15,610,000	6.000	05/01/35	13,371,682
Middle Village Community Development District Special Assessment Series 2004 B

515,000	5.000	05/01/09	510,159
Middle Village Community Development District Special Assessment Series 2004 C

200,000	5.125	05/01/09	198,254
Mira Lago West Community Development District Special Assessment for Capital Improvement Series 2005

895,000	5.375	05/01/36	675,474
Naturewalk Community Development District Florida Special Assessment Series 2007 B

1,970,000	5.300	05/01/16	1,681,947
New River Community Development District Special Assessment Series 2006 A

2,000,000	5.350	05/01/38	1,354,280
New River Community Development District Special Assessment Series 2006 B

5,500,000	5.000	05/01/13	3,876,565
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 A-2

3,810,000	5.500	05/01/26	2,754,363
Oak Creek Community Development District Special Assessment Series 2004

1,700,000	5.800	05/01/35	1,444,473
Oakmont Grove Community Development District Special Assessment Series 2007 A

3,000,000	5.400	05/01/38	2,034,180
Oakstead Community Development District Capital Improvement Special Assessment Refunding Series 2006 A-1 (MBIA) (AA/A2)

2,000,000	4.500	05/01/32	1,632,180

Orange County Health Facilities Authority RB for 1st Mortgage Orlando Lutheran Tower Series 2007

1,000,000	5.500	07/01/32	783,200
1,750,000	5.500	07/01/38	1,333,675
Orange County Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)

1,865,000	4.750	11/15/36	1,461,414
Orange County Health Facilities Authority RB Refunding for Orlando Lutheran Healthcare Series 2005

1,100,000	5.375	07/01/20	965,228
1,000,000	5.700	07/01/26	843,860
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B

5,025,000	5.125	05/01/09	4,954,851
Palm Beach County Plantation Community Development District Special Assessment Series 2004 A

6,870,000	6.250	05/01/34	6,406,481
Panther Trace Community Development District Special Assessment Series 2002 A (AAA)(a)

1,600,000	7.250	05/01/12	1,810,160
Panther Trace II Community Development District Special Assessment Series 2005 A

6,655,000	5.600	05/01/35	5,138,259
Panther Trails Community Development District Special Assessment Series 2005

3,705,000	5.600	05/01/36	3,137,394
Park Place Community Development District Special Assessment Series 2003

4,315,000	6.375	05/01/34	3,887,340
Parker Road Community Development District Special Assessment Series 2007 A

2,500,000	5.600	05/01/38	1,810,500
Parklands Lee Community Development District Special Assessment Series 2004 A

3,825,000	5.800	05/01/35	3,054,492
Parklands Lee Community Development District Special Assessment Series 2004 B

240,000	5.125	05/01/11	227,650
Parklands West Community Development District Special Assessment Series 2001 A

3,165,000	6.900	05/01/32	3,185,604
Parkway Center Community Development District Special Assessment Series 2000 A

466,668	8.250	05/01/31	511,099
Paseo Community Development District Capital Improvement RB Series 2005 A

10,285,000	5.400	05/01/36	7,503,319
Pine Island Community Development District RB Series 2004

2,710,000	5.300	11/01/10	2,587,589
Pine Island Community Development District Special Assessment Series 2004

5,450,000	5.750	05/01/35	4,352,425
Poinciana Community Development District Special Assessment Series 2000 A

5,475,000	7.125	05/01/31	5,514,530

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Portico Community Development District Special Assessment for Capital Improvement Series 2006

$4,655,000	5.450%	05/01/37	$3,413,837
Renaissance Community Development District Special Assessment for Capital Improvement Series 2002 A

6,915,000	7.000	05/01/33	6,957,320
Reunion East Community Development District Special Assessment Series 2002 A

17,650,000	7.200	05/01/22	17,798,437
Ridgewood Trails Community Development District Special Assessment Series 2007 A

2,305,000	5.650	05/01/38	1,720,936
River Hall Community Development District Special Assessment for Capital Improvement Series 2005

6,895,000	5.450	05/01/36	4,879,798
Riverside Park Community Development District Special Assessment Series 2004

1,870,000	6.125	05/01/34	1,703,121
Riverwood Estates Community Development District Special Assessment Series 2006 A

9,370,000	5.350	05/01/37	6,033,812
Saddlebrook Community Development District Special Assessment Series 2001 A

4,770,000	6.900	05/01/33	4,829,720
Sampson Creek Community Development District Special Assessment Series 2000 A (AA)(a)

2,110,000	6.950	05/01/10	2,256,877
Sandy Creek Community Development District Special Assessment Refunding Series 2007 A

7,430,000	5.700	05/01/37	5,626,590
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B

8,975,000	5.500	05/01/15	7,931,567
Seven Oaks Community Development District II Special Assessment Series 2004 B

1,725,000	5.000	05/01/09	1,700,626
Shingle Creek Community Development District Special Assessment for Capital Improvement Series 2006

1,795,000	5.750	05/01/15	1,605,753
4,000,000	6.100	05/01/25	3,343,800
17,000,000	6.125	05/01/37	13,692,990
South Bay Community Development District Special Assessment for Capital Improvement Series 2005 B-1

230,000	5.125	11/01/09	173,383
South Fork Community Development District RB Series 2003

2,380,000	6.150	05/01/33	2,159,564
South Fork East Community Development District Special Assessment for Capital Improvement Series 2007 A

1,830,000	6.500	05/01/38	1,538,335
Southern Hills Plantation I Community Development District RB for Capital Improvement Series 2004

8,060,000	5.800	05/01/35	6,219,177
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2004

3,320,000	5.850	05/01/34	2,445,645

Spicewood Community Development District Special Assessment Series 2003 A

2,835,000	6.100	05/01/34	2,605,337
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 A

4,595,000	6.125	05/01/34	3,916,640
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 B

325,000	5.300	05/01/10	316,719
St. Lucie County School Board COPS Series 2007 (MBIA) (A2)

1,835,000	4.500	08/15/32	1,517,196
Sterling Hill Community Development District Special Assessment Series 2003 B

565,000	5.500	11/01/10	553,508
Stonegate Community Development District Special Assessment Series 2004

2,235,000	6.125	05/01/34	2,028,084
Stonelake Ranch Community Development District Special Assessment Series 2004 A

3,390,000	5.900	05/01/34	2,813,090
Stoneybrook South Community Development District Special Assessment Series 2007 A

3,000,000	5.800	05/01/39	2,307,480
Summerville Community Development District Special Assessment Series 2006

1,000,000	5.500	05/01/36	714,030
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2002 (AMT)

6,480,000	6.800	10/01/32	5,945,011
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2003 (AMT)

4,405,000	6.900	10/01/34	4,162,020
Tern Bay Community Development District Special Assessment for Capital Improvement Series 2005 B

100,000	5.000	05/01/15	59,250
Thousand Oaks Community Development District Special Assessment Series 2005 A-2

970,000	5.350	05/01/36	775,583
Tisons Landing Community Development District Special Assessment Series 2005 A

2,570,000	5.625	05/01/37	1,591,318
Tisons Landing Community Development District Special Assessment Series 2005 B

4,000,000	5.000	11/01/11	2,761,120
Tolomato Community Development District Special Assessment Series 2006

22,590,000	5.400	05/01/37	17,577,279
Venetian Community Development District RB for Capital Improvement Series 2002 A

3,735,000	6.750	05/01/34	3,594,265
Verona Walk Community Development District RB for Capital Improvement Series 2004

6,700,000	5.850	05/01/35	6,081,523

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Village Center Community Development District Recreational RB Subseries 1998 B

$1,705,000	8.250%	01/01/17	$1,708,956
Village Center Community Development District Recreational RB Subseries 1998 C

2,020,000	7.375	01/01/19	2,045,048
Village Center Community Development District Recreational RB Subseries 2003 B

4,005,000	6.350	01/01/18	4,036,399
Village Center Community Development District Recreational RB Subseries 2004 B

5,570,000	5.875	01/01/15	5,429,135
Village Community Development District No. 3 Special Assessment Series 2002

6,100,000	6.500	05/01/32	5,955,979
Village Community Development District No. 4 RB Series 2002

3,150,000	6.875	05/01/22	3,173,656
4,940,000	6.950	05/01/32	4,987,622
Village Community Development District No. 4 Special Assessment Series 2000

2,005,000	7.150	05/01/18	2,040,128
Village Community Development District No. 4 Special Assessment Series 2003

445,000	6.500	05/01/33	434,316
Village Community Development District No. 5 Special Assessment Series 2002 A

14,110,000	6.500	05/01/33	14,040,438
Village Community Development District No. 5 Special Assessment Series 2003 A

3,125,000	6.000	05/01/22	2,998,875
18,925,000	6.100	05/01/34	17,784,579
Village Community Development District No. 7 Special Assessment Series 2006

36,070,000	5.375	05/01/36	30,183,737
Villages of Westport Community Development District RB for Capital Improvement Series 2005 A

1,980,000	5.400	05/01/20	1,617,918
6,455,000	5.700	05/01/35	4,903,476
Villasol Community Development District RB Series 2003 A

3,960,000	6.600	05/01/34	3,523,648
Vizcaya Community Development District BANS Series 2007 A

15,000,000	7.000	12/20/08	14,933,550
Waterlefe Community Development District RB for Capital Improvement Series 2001 A

880,000	6.950	05/01/31	891,282
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B

975,000	5.000	11/01/12	884,608
Wentworth Estates Community Development District Special Assessment Series 2006 B

7,725,000	5.125	11/01/12	7,009,356
West Villages Improvement District Revenue Special Assessment Series 2007

10,000,000	5.500	05/01/38	7,366,300

West Villages Improvement District Revenue Special Assessment Unit of Development No. 3 Series 2006

12,320,000	5.500	05/01/37	8,510,163
Westchester Community Development District No. 1 Special Assessment for Community Infrastructure Series 2003

4,025,000	6.000	05/01/23	3,372,588
24,180,000	6.125	05/01/35	19,393,327
World Commerce Community Development District Special Assessment Series 2004 A-1

925,000	6.250	05/01/22	799,200
Wyndam Park Community Development District Special Assessment Series 2003

2,460,000	6.375	05/01/34	2,362,609
Zephyr Ridge Community Development District Special Assessment for Capital Improvement Series 2006 B

1,790,000	5.250	05/01/13	1,250,261

			1,006,990,978

Georgia – 0.5%
Atlanta Tax Allocation for Eastside Project Series 2005 A (AMT)

1,230,000	5.625	01/01/16	1,193,198
Atlanta Tax Allocation for Eastside Project Series 2005 B

1,085,000	5.400	01/01/20	962,124
3,750,000	5.600	01/01/30	3,073,575
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB/Baa2)

3,675,000	5.500	01/01/34	2,712,812
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004

5,845,000	4.850	06/01/09	5,826,997
Fulton County Development Authority RB for Delta Airlines, Inc. Project Series 1998(d)

3,900,000	5.450	05/01/23	263,835
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A

2,530,000	5.250	11/01/28	2,005,708
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A

1,750,000	6.125	02/15/34	1,497,790
Marietta Development Authority RB Refunding for University Facilities-Life University, Inc. Project Series 2008 (Ba3)

2,500,000	7.000	06/15/39	2,278,400

			19,814,439

Guam – 0.3%
Guam Government GO Bonds Series 2007 A (B)

7,000,000	5.000	11/15/23	5,902,820
7,000,000	5.125	11/15/27	5,774,930
Guam Government GO Bonds Unrefunded Balance Series 1993 A (B)

1,925,000	5.375	11/15/13	1,880,764

			13,558,514

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Guam – (continued)

Hawaii – 0.0%
Hawaii County Improvement District No. 17 Special Assessment Refunding for Kaloko Subdivision Series 2001

$1,700,000	7.375%	08/01/11	$1,699,949

Idaho – 0.1%
Madison County Hospital Revenue COPS Series 2006 (BBB-)

1,300,000	5.250	09/01/20	1,198,015
1,000,000	5.250	09/01/26	852,780
3,335,000	5.250	09/01/37	2,598,165

			4,648,960

Illinois – 2.3%
Chicago Illinois Special Assessment for Lake Shore East Series 2003

4,000,000	6.750	12/01/32	3,751,400
Chicago Illinois Tax Allocation for Central Loop Redevelopment Project Series 2000 A (ACA)

2,000,000	6.500	12/01/08	2,005,860
Chicago Illinois Tax Allocation for Junior Lien Near South Redevelopment Project Series 2001 A (ACA)

100,000	4.750	11/15/08	99,744
Chicago O’Hare International Airport RB Refunding for American Airlines Series 2007 (Caa2)

19,500,000	5.500	12/01/30	8,963,175
Chicago Single Family Mortgage RB for Collateral Series 2001 A (AMT) (FHLMC/FNMA/GNMA) (AAA/Aaa)

1,470,000	6.250	10/01/32	1,480,878
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006

250,000	5.400	03/01/16	238,845
1,450,000	5.625	03/01/36	1,132,798
Illinois Finance Authority Multi-Family Housing RB for Covered Bridges Apartments Project Series 2006 (LIQ-FNMA) (FNMA) (AAA)(b)

10,000,000	4.875	06/01/27	8,463,600
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB-)

2,500,000	5.000	02/15/15	2,227,500
6,000,000	5.375	02/15/25	4,676,460
4,000,000	5.625	02/15/37	2,940,400
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A

22,740,000	6.750	10/01/46	18,908,537
Illinois Finance Authority RB Refunding for Christian Home, Inc. Series 2007 A

4,500,000	5.750	05/15/31	3,615,120
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)

5,600,000	5.125	01/01/25	4,768,848
Illinois Finance Authority RB Refunding for Rush University Medical Center Series 2006 B (MBIA) (AA/A2)

5,000,000	5.750	11/01/28	4,787,550

Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Senior Series 2004 A (B1)

6,905,000	5.000	06/01/24	4,374,318
7,760,000	5.125	06/01/35	4,779,306
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Subseries Series 2004 B (B3)

2,075,000	5.000	06/01/24	703,736
4,000,000	5.375	06/01/35	1,324,920
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A

1,805,000	6.250	03/01/34	1,555,080
Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (A-)

1,900,000	5.125	08/15/19	1,861,924
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006

4,750,000	6.000	03/01/36	3,893,005
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2

3,273,000	5.000	03/01/16	3,074,689
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006

4,200,000	5.750	03/01/36	3,281,880

			92,909,573

Indiana – 1.5%
Anderson Indiana Economic Development Revenue Refunding & Improvement RB for Anderson University Project Series 2007 (BBB-)

1,355,000	5.000	10/01/24	1,164,365
2,060,000	5.000	10/01/28	1,692,970
1,500,000	5.000	10/01/32	1,190,175
Delaware County Hospital Authority RB for Cardinal Health System Obligation Group Series 2006 (Baa2)

5,000,000	5.125	08/01/29	4,166,150
8,760,000	5.250	08/01/36	7,119,340
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligation Series 2006 A (A+/A2)

22,120,000	5.000	02/15/39	17,349,601
Indiana Health & Educational Facilities Financing Authority Hospital RB for Schneck Memorial Hospital Project Series 2006 A (A)

1,000,000	5.250	02/15/30	868,720
2,550,000	5.250	02/15/36	2,149,497
Indiana Health Facility Financing Authority RB Prerefunded for Community Foundation Series 2001 A (BBB)(a)

1,135,000	6.375	08/01/11	1,247,512
Indiana Health Facility Financing Authority RB Unrefunded Balance for Community Foundation Series 2001 A (BBB)

365,000	6.375	08/01/31	345,487
Indianapolis Airport Authority RB for Special Facilities United Air Lines Project Series 1995 A (AMT)(d)

7,798,283	6.500	11/15/31	389,909

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Indiana – (continued)

Jasper County Industrial Economic Development RB Refunding for Georgia Pacific Corp. Project Series 2000 (AMT) (B2)

$2,500,000	6.700%	04/01/29	$2,046,000
Lake County Indiana GO Bonds Series 2007

17,675,000	5.000	01/15/17	17,747,114
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007(g)

2,000,000	5.500	09/01/27	1,630,280

			59,107,120

Iowa – 1.0%
Coralville Iowa COPS Series 2006 D (A2)

2,250,000	5.250	06/01/26	2,031,998
Coralville Iowa Urban Renewal Tax Allocation Series 2007 C (Baa1)

500,000	5.125	06/01/39	421,820
850,000	5.000	06/01/47	691,789
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E

1,355,000	5.750	05/15/31	1,097,252
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)

8,050,000	5.375	06/01/38	6,128,465
13,250,000	5.500	06/01/42	9,952,737
9,620,000	5.625	06/01/46	7,269,834
Tobacco Settlement Authority of Iowa RB for Capital Appreciation Asset Backed Bonds Series 2005 B (BBB/Baa3)

15,340,000	5.600	06/01/34	12,407,606

			40,001,501

Kansas – 0.4%
Labette Hospital RB Refunding and Improvement Series 2007 A

1,400,000	5.750	09/01/29	1,225,840
1,100,000	5.750	09/01/37	941,171
Olathe Senior Living Facilities RB Refunding for Aberdeen Village, Inc. Series 2005 A

4,250,000	5.600	05/15/28	3,412,113
Overland Park Transportation Development District Special Assessment for Grass Creek Project Series 2006

735,000	4.850	09/01/16	666,366
1,565,000	5.125	09/01/28	1,250,810
Wyandotte County/Kansas City Unified Government Special Obligation RB Refunding for Sales Tax 2nd Lien Area B Series 2005 (BBB-)

10,600,000	5.000	12/01/20	9,862,664

			17,358,964

Kentucky – 1.4%
Kentucky Economic Development Finance Authority RB for Norton Healthcare, Inc. Series 2000 B (MBIA) (AA/A2)(e)

1,720,000	0.000	10/01/22	717,120

Kentucky Economic Development Finance Authority RB Refunding for Appalachian Regional Health Care Series 1997 (BB-)

500,000	5.700	10/01/10	498,700
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AA/A2)(a)

2,250,000	6.000	10/01/13	2,530,125
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare Series 2000 C (MBIA) (AA/A2)

4,500,000	6.000	10/01/18	4,851,675
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-)

27,410,000	5.000	10/01/30	22,424,669
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (A+/A3)

23,350,000	6.125	02/01/37	22,067,151
Warren County Kentucky RB Refunding for Community Hospital Corp. Project Series 2007 A (BBB+)

1,000,000	5.000	08/01/26	860,890
1,000,000	4.500	08/01/31	762,690

			54,713,020

Louisiana – 0.2%
Hodge Utility RB Refunding Series 2003 (AMT) (B-)

6,750,000	7.450	03/01/24	6,157,350

Maryland – 1.5%
Annapolis Maryland Economic Development Corp. RB for St. Johns College Facilities Series 2007 B (BBB+)

2,465,000	5.000	10/01/36	2,047,947
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba1)

600,000	5.000	09/01/16	560,820
15,155,000	5.875	09/01/39	12,565,617
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004

4,627,000	6.250	09/01/33	4,111,228
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003

3,000,000	6.500	07/01/31	2,776,020
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003

3,750,000	7.000	07/01/33	3,701,700
Frederick County Maryland Educational Facilities Revenue RB for Mount St. Mary’s University Series 2007 (BBB-/Baa3)

1,500,000	4.500	09/01/25	1,216,095
2,590,000	5.000	09/01/30	2,113,310
Maryland Health & Higher Educational Facilities Authority RB for Washington County Hospital Series 2008 (BBB-)

6,000,000	6.000	01/01/43	5,168,460

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Maryland – (continued)

Maryland State Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project Series 2006 (AMT) (BBB)(b)

$2,000,000	4.600%	04/01/16	$1,717,400
Maryland State Health & Higher Educational Facilities Authority RB for Carroll Hospital Center Series 2006 (BBB+/Baa1)

1,000,000	4.500	07/01/26	831,740
4,000,000	5.000	07/01/40	3,327,280
Maryland State Health & Higher Educational Facilities Authority RB for King Farm Presbyterian Community Series 2007 A

1,000,000	5.300	01/01/37	743,210
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A3)

1,000,000	5.750	08/15/16	1,019,340
4,500,000	5.375	08/15/24	4,280,625
2,950,000	5.500	08/15/33	2,605,588
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)

2,700,000	4.750	07/01/34	2,093,418
1,000,000	4.500	07/01/35	739,760
Prince Georges County Special Obligation for National Harbor Project RMKT 09/21/05 Series 2004

1,890,000	4.700	07/01/15	1,750,234
4,750,000	5.200	07/01/34	3,753,735
Westminster Maryland Economic Development RB for Carroll Lutheran Village Series 2004 A

4,000,000	6.250	05/01/34	3,554,120

			60,677,647

Massachusetts – 2.0%
Commonwealth of Massachusetts GO Bonds Consolidated Lien Series 2007 A (FGIC) (AA/Aa2)(c)

10,000,000	2.446	05/01/37	6,973,600
Massachusetts Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+)

2,235,000	5.625	04/01/19	2,083,064
2,000,000	5.625	04/01/29	1,628,460
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Facilities Series 2007 A

2,850,000	5.750	11/15/42	2,161,098
Massachusetts Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (A-/A3)

52,485,000	5.250	07/01/38	43,511,115
Massachusetts Health & Educational Facilities Authority RB for Caregroup Series 2008 E-1 (BBB+/A3)

2,000,000	5.000	07/01/28	1,725,080
3,000,000	5.125	07/01/33	2,544,330
3,500,000	5.125	07/01/38	2,918,650
Massachusetts Health & Educational Facilities Authority RB for Civic Investments Series 2002 B(a)

2,000,000	9.200	12/15/12	2,489,460

Massachusetts Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BBB-)

7,530,000	5.500	07/01/40	6,137,703
Massachusetts State Development Finance Agency RB for Hampshire College Series 2004 (BBB/Baa2)

1,000,000	5.625	10/01/24	966,760
1,000,000	5.700	10/01/34	930,980
Massachusetts State Housing Finance Agency RB for Rental Housing-Mortgage Series 1998 A (AMT) (AMBAC) (AA/Aa3)

8,750,000	5.500	07/01/40	7,198,100
Massachusetts State Port Authority Special Facilities RB for Delta Airlines, Inc. Project Series 2001 A (AMBAC) (AA/Aa3)

530,000	5.500	01/01/13	477,387

			81,745,787

Michigan – 0.5%
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Series 1998 B (Ba1)

3,570,000	5.375	07/01/28	2,788,313
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (Ba1)

1,460,000	5.375	07/01/20	1,291,224
Michigan State Hospital Finance Authority RB for Chelsea Community Hospital Obligation Series 2005 (BBB)

415,000	5.000	05/15/25	353,410
400,000	5.000	05/15/30	322,508
1,000,000	5.000	05/15/37	777,380
Michigan State Hospital Finance Authority RB for Marquette General Hospital Obligation Group Series 2005 A (Baa3)

1,530,000	5.000	05/15/26	1,281,344
2,000,000	5.000	05/15/34	1,532,300
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (BBB)(e)

296,000,000	0.000	06/01/52	6,609,680
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (BBB-)(e)

70,100,000	0.000	06/01/52	1,501,542
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BB+/Baa3)

3,000,000	5.375	06/01/26	2,325,150
3,500,000	5.500	06/01/35	2,555,910
Wayne Charter County Special Airport Facilities RB for Northwest Airlines, Inc. Series 1995(d)

3,250,000	6.750	12/01/15	74,656

			21,413,417

Minnesota – 1.5%
Becker Minnesota PCRB for Northern States Power Converted 08/27/02 Series 2000 A (A/A2)

10,000,000	8.500	04/01/30	11,027,800
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB)

7,500,000	7.250	06/15/32	7,510,650

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Minnesota – (continued)

Minneapolis Minnesota Tax Allocation for Grant Park Project Series 2006

$715,000	5.000%	02/01/16	$671,836
420,000	5.200	02/01/22	368,705
St. Paul Housing & Redevelopment Authority RB for Healthpartners Obligation Group Project Series 2006 (BBB/Baa1)

36,990,000	5.250	05/15/36	30,438,331
Washington County Housing & Redevelopment Authority RB for Birchwood & Woodbury Projects Series 2007 A

4,260,000	5.550	12/01/27	3,681,662
7,500,000	5.625	06/01/37	6,215,100

			59,914,084

Mississippi – 0.1%
Adams County Environmental Improvement RB for International Paper Co. Project Series 1999 A (AMT) (BBB/Baa3)

1,000,000	6.250	09/01/23	887,080
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB+)

3,000,000	5.250	12/01/21	2,766,180
1,825,000	5.250	12/01/26	1,557,729

			5,210,989

Missouri – 1.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A

1,135,000	6.000	07/01/37	867,560
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B

11,000,000	6.000	07/01/25	8,875,350
5,000,000	6.000	07/01/37	3,734,600
Clinton County IDA RB Refunding for Cameron Regional Medical Center Series 2007

1,250,000	5.000	12/01/32	914,525
1,475,000	5.000	12/01/37	1,048,592
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A

260,000	5.250	10/01/21	238,178
385,000	5.400	10/01/26	334,203
Jennings Missouri Tax Increment RB Refunding for Northland Redevelopment Area Project Series 2006

1,000,000	5.000	11/01/23	858,870
Joplin IDA RB Refunding for Christian Homes, Inc. Series 2007 F

1,500,000	5.750	05/15/31	1,214,670
Kansas City IDA Health Facilities RB for First Mortgage Bishop Spencer Series 2004 A

2,150,000	5.500	01/01/09	2,148,495
1,000,000	6.250	01/01/24	891,600
2,500,000	6.500	01/01/35	2,196,525
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (Baa3)

1,280,000	6.250	01/01/30	1,117,235

Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)

3,230,000	4.750	06/01/25	2,597,372
14,960,000	5.000	06/01/35	11,616,739
Osage Beach Missouri Tax Allocation for Prewitts Point Project Series 2006

1,500,000	5.000	05/01/23	1,256,325
St. Louis County Missouri IDA RB Refunding for Ranker Jordan Project Series 2007

770,000	5.000	11/15/22	654,762
675,000	5.000	11/15/27	543,571
1,300,000	5.000	11/15/35	970,879
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007

1,250,000	5.750	04/01/27	1,040,688
Strother Interchange Transportation Development District-Lees Summit RB Series 2006

675,000	5.000	05/01/24	564,469

			43,685,208

Montana – 0.0%
Flathead Municipal Airport Authority RB Refunding for Glacier Park International Airport Series 2007 A

1,000,000	5.000	06/01/20	883,090

Nebraska – 0.5%
Douglas County Hospital Authority No. 3 RB ROLS-RR-II-R-11481 Series 2008 (BHAC-CR) (AAA)(f)

20,145,000	6.063	11/01/48	18,216,318

Nevada – 0.6%
Clark County Improvement District No. 142-Local Improvement Special Assessment Series 2003

1,425,000	5.800	08/01/15	1,351,755
4,865,000	6.100	08/01/18	4,573,441
3,880,000	6.375	08/01/23	3,518,578
Clark County Industrial Development RB Refunding for Nevada Power Co. Project Series 1995 C (BB+)

710,000	5.500	10/01/30	558,152
Director of the State of Nevada Department of Business & Industry RB for Las Vegas Monorail Project Series 2000 2nd Tier

3,000,000	7.250	01/01/23	862,500
1,250,000	7.375	01/01/30	359,375
16,000,000	7.375	01/01/40	4,600,000
Henderson Local Improvement Districts No. T-16 Special Assessment Series 2005

1,030,000	4.900	03/01/17	685,362
1,510,000	5.000	03/01/20	982,119
800,000	5.100	03/01/22	510,608
Henderson Local Improvement Districts No. T-17 Special Assessment Series 2005

1,380,000	5.000	09/01/25	1,040,451

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Nevada – (continued)

Las Vegas Local Improvement Bonds Special Assessment for Special Improvement District No. 607 Series 2004

$1,300,000	5.900%	06/01/17	$1,147,887
1,335,000	5.900	06/01/18	1,158,366
490,000	6.000	06/01/19	422,415
4,875,000	6.250	06/01/24	4,033,136

			25,804,145

New Hampshire – 0.1%
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-)

1,000,000	5.500	07/01/25	885,290
1,400,000	5.875	07/01/34	1,224,398
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)

1,050,000	5.250	06/01/26	906,297
2,050,000	5.250	06/01/36	1,615,790

			4,631,775

New Jersey – 2.7%
New Jersey Economic Development Authority RB for First Mortgage Lions Gate Project Series 2005 A

825,000	5.000	01/01/15	780,013
710,000	5.750	01/01/25	616,529
1,230,000	5.875	01/01/37	1,008,907
New Jersey Economic Development Authority RB for First Mortgage of The Presbyterian Home Series 2001 A

1,500,000	6.250	11/01/20	1,401,090
New Jersey Economic Development Authority Retirement RB Refunding for Seabrook Village, Inc. Series 2006

1,000,000	5.250	11/15/26	811,220
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)

7,500,000	5.500	04/01/28	4,751,025
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)

17,405,000	6.625	09/15/12	16,212,583
19,520,000	6.250	09/15/19	16,053,443
4,060,000	6.400	09/15/23	3,255,186
35,135,000	6.250	09/15/29	26,600,709
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba1)

820,000	6.500	07/01/21	805,298
500,000	6.625	07/01/31	469,045
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)

25,000,000	6.625	07/01/38	22,569,500
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB-/Baa2)

1,500,000	6.875	07/01/30	1,504,770
New Jersey State Educational Facilities Authority RB Refunding for Fairleigh Dickinson Series 2004 C (BBB-)

1,000,000	5.500	07/01/23	932,880

Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BBB-)(e)

164,600,000	0.000	06/01/41	9,308,130

			107,080,328

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Services Co. San Juan Project Series 1996 B (BB+/Baa3)

4,625,000	6.300	12/01/16	4,515,295
Farmington New Mexico PCRB Refunding for San Juan Project – RMKT 04/01/06 Series 2003 A (BB+/Baa3)

4,000,000	4.875	04/01/33	2,799,880
Farmington New Mexico PCRB Refunding for San Juan Project – RMKT 04/01/06 Series 2003 B (BB+/Baa3)(c)

19,725,000	4.875	04/01/33	13,806,908
Farmington New Mexico PCRB Refunding RMKT 12/01/97 Series 1997 B (BB+/Baa3)

1,325,000	5.800	04/01/22	1,168,623
Mariposa East Public Improvement District GO Bonds Series 2006

500,000	5.500	09/01/16	466,910
1,000,000	6.000	09/01/32	810,770
New Mexico Mortgage Financial Authority RB for Sunset View Senior Apartments Series 2006 A (FNMA) (AAA)(b)

8,310,000	4.700	08/01/28	6,871,955

			30,440,341

New York – 0.4%
Nassau County Industrial Development Agency Civic Facility RB Refunding for North Shore Health System Projects Series 2001 A (A-/A3)

400,000	6.250	11/01/21	409,616
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (B+/B2)

985,000	6.375	07/01/31	891,534
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Series 2002 C (B/B2)

1,450,000	6.450	07/01/32	1,320,805
New York City Industrial Development Agency RB for American Airlines, Inc. Project Series 1994 (AMT) (CCC+/Caa2)

4,000,000	6.900	08/01/24	1,918,880
New York City Industrial Development Agency RB for Continental Airlines, Inc. Series 2003 (CCC+)

595,000	7.250	11/01/08	594,566
4,055,000	8.000	11/01/12	3,910,763
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa2)

14,010,000	5.400	07/01/20	6,721,718

			15,767,882

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
New York – (continued)

North Carolina – 1.1%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT)

$6,760,000	5.600%	07/01/27	$4,576,723
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority RB Refunding for International Paper Co. Projects Series 2007 A (AMT) (BBB/Baa3)

7,290,000	4.625	03/01/27	5,016,103
Gaston County North Carolina Industrial Facilities & Pollution Control Financing Authority RB for National Gypsum Co. Project Series 2005 (AMT)

18,000,000	5.750	08/01/35	13,303,440
North Carolina Medical Care Commission Health Care Facilities RB Refunding for First Mortgage Salemtowne Series 2006

1,100,000	5.100	10/01/30	870,265
North Carolina Medical Care Commission Retirement Facilities RB Refunding for First Mortgage Givens Estates Series 2007 (BBB-)

8,800,000	5.000	07/01/33	7,260,264
North Carolina Medical Care Commission Retirement Facilities RB Refunding for First Mortgage United Methodist Church Series 2005 C

5,000,000	5.250	10/01/24	4,352,650
North Carolina Medical Care Community Hospital RB for Maria Parham Medical Center Series 2003 (Radian) (BBB+)

2,505,000	5.500	10/01/13	2,651,492
North Carolina Medical Care Community Retirement Facilities RB Refunding First Mortgage for United Church Project Series 2005 A

2,750,000	5.250	09/01/21	2,406,663
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1999 B (A-/A2)

5,000,000	6.500	01/01/20	5,118,250

			45,555,850

North Dakota – 0.1%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)

2,100,000	5.125	07/01/25	1,829,079
1,500,000	5.125	07/01/29	1,241,475

			3,070,554

Ohio – 3.6%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)

13,500,000	5.875	06/01/47	10,206,540
91,770,000	6.500	06/01/47	76,393,019
Buckeye Tobacco Settlement Financing Authority RB for Capital Appreciation Asset Backed Bonds 1st Subseries 2007 B (BBB+)(e)

41,800,000	0.000	06/01/47	1,905,244
Cleveland Airport Special RB for Continental Airlines, Inc. Series 1998 (B-/B3)

28,040,000	5.375	09/15/27	18,855,498

Cleveland Airport Special RB Refunding for Continental Airlines, Inc. Series 1999 (B-/B3)

1,515,000	5.500	12/01/08	1,508,183
Cleveland-Cuyahoga County Port Authority RB for Columbia National Series 2005 D (AMT) (BBB+)

715,000	5.000	05/15/20	605,741
Cleveland-Cuyahoga County Port Authority RB for Perrysburg Project Series 2006 (BBB+)

1,020,000	4.800	11/15/35	753,709
Coshocton County Environmental RB Refunding for Smurfit-Stone Container Corp. Series 2005 (B-)(g)

3,000,000	5.125	08/01/13	2,595,780
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB)

15,540,000	5.000	01/01/27	12,709,544
15,000,000	5.000	01/01/37	11,351,700
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A

1,000,000	5.000	12/01/22	836,290
1,000,000	5.000	12/01/32	755,210
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A

2,500,000	6.250	12/01/36	2,156,150
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond Fund-Preston Series 2006 B (AMT) (BBB+)

2,040,000	4.800	11/15/35	1,545,422

			142,178,030

Oklahoma – 1.6%
Norman Regional Hospital Authority RB Refunding and Improvement Series 2007 (BBB)

16,345,000	5.125	09/01/37	12,832,133
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB)

4,725,000	5.000	12/01/27	3,954,305
Tulsa Municipal Airport Trust RB for American Airlines Project Series 1995 (B-/Caa2)

34,385,000	6.250	06/01/20	27,658,262
Tulsa Municipal Airport Trust RB Variable Refunding RMKT 12/01/04 Series 2000 A (B-/Caa2)(b)

18,805,000	7.750	12/01/14	17,251,707
Weatherford Hospital Authority RB Series 2006

2,200,000	6.000	05/01/25	2,004,068
1,365,000	6.000	05/01/31	1,179,401

			64,879,876

Oregon – 0.2%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007

4,750,000	5.500	03/01/37	3,993,040
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 CLVII (AMT) (B/B2)

195,000	6.350	08/01/25	156,470

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Oregon – (continued)

Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C

$2,545,000	7.000%	12/01/34	$2,487,992

			6,637,502

Pennsylvania – 5.6%
Allegheny County Hospital Development Authority RB for Health System Series 2000 B (AAA/Ba3)(a)

190,000	9.250	11/15/10	213,347
Allegheny County Hospital Development Authority RB for Ohio Valley General Hospital Project Series 2005 A (Baa2)

2,300,000	5.000	04/01/25	1,958,151
4,130,000	5.125	04/01/35	3,252,003
Allegheny County Hospital Development Authority RB for West Pennsylvania Health System Series 2007 A (BB/Ba3)

103,405,000	5.000	11/15/28	72,781,609
136,950,000	5.375	11/15/40	94,118,888
Allegheny County Redevelopment Authority Tax Allocation for Pittsburgh Mills Project Series 2004

2,860,000	5.100	07/01/14	2,821,247
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (BB-/B3)

7,265,000	6.000	11/15/16	6,598,291
Bucks County IDA Retirement Community RB for Ann’s Choice, Inc. Facilities Series 2005 A

3,000,000	6.250	01/01/35	2,701,260
Chester Economic Development Authority RB Guaranteed Series 2004

8,635,000	7.000	03/01/19	8,478,275
Cumberland County Municipal Authority Retirement Community RB Unrefunded Balance Wesley Series 2002 A(a)

1,390,000	7.250	01/01/13	1,611,802
Harrisburg Pennsylvania Authority RB for Harrisburg University of Science Series 2007 A

945,000	5.400	09/01/16	910,158
Harrisburg Pennsylvania Authority RB for Harrisburg University of Science Series 2007 B

3,000,000	6.000	09/01/36	2,648,940
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005

1,720,000	5.125	02/01/12	1,679,098
1,775,000	5.300	02/01/13	1,721,537
2,000,000	6.125	02/01/28	1,705,180
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2007 A (BBB)

2,190,000	5.250	05/01/27	1,928,733
Philadelphia Authority for Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-)

3,000,000	5.250	09/01/26	2,572,320
3,000,000	5.250	09/01/31	2,460,750
2,000,000	5.250	09/01/36	1,601,920

Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-)

500,000	6.150	07/01/14	493,070
4,825,000	6.200	07/01/17	4,608,406
6,840,000	6.250	07/01/20	6,334,934
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A1)(a)

2,275,000	5.375	11/15/14	2,470,127

			225,670,046

Puerto Rico – 0.7%
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2004 A (BBB-/Baa3)

4,000,000	5.250	07/01/20	3,782,200
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (AA/Aa3)(c)

38,025,000	2.400	07/01/45	23,355,716
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority RB for Ana G Mendez University System Project Series 2006 (BBB-)

1,490,000	5.000	03/01/21	1,301,321
Puerto Rico Public Buildings Authority RB Guaranteed Prerefunded for Government Facilities Series 2004-I (COMWLTH GTD) (Baa3)(a)

295,000	5.250	07/01/14	314,676

			28,753,913

Rhode Island – 0.5%
Rhode Island Housing & Mortgage Finance Corp. RB

Series 2007 A-1 (AMT) (FSA) (AAA/Aaa)

5,370,000	4.900	10/01/37	4,227,425
Rhode Island Industrial Facilities Corp. Solid Waste Disposal RB for Waste Management, Inc. Series 2004 A (AMT) (BBB)(b)

3,000,000	4.625	04/01/16	2,571,690
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 B (BBB-)(e)

85,300,000	0.000	06/01/52	1,827,126
Tobacco Settlement Financing Corp. RB for Rhode Island Asset Backed Bonds Series 2002 A (BBB/Baa3)

14,540,000	6.250	06/01/42	12,664,486

			21,290,727

South Carolina – 0.8%
Connector 2000 Association, Inc. Toll Road RB for Capital Appreciation Series 1998 B (CC)(e)

15,000,000	0.000	01/01/33	1,516,200
Greenville County Airport RB for Donaldson Industrial Air Park Project Series 2001 (AMT) (BBB-/Baa2)

5,855,000	6.125	10/01/17	5,712,841
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A

4,366,000	6.875	11/01/35	3,600,858

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
South Carolina – (continued)

Lancaster County Assessment RB for Edgewater Improvement District Series 2003 B

$2,668,000	6.125%	11/01/14	$2,514,857
Lancaster County Assessment Special Assessment for Edenmoor Improvement District Series 2006 A

5,000,000	5.750	12/01/37	3,882,450
South Carolina Jobs Economic Development Authority RB Refunding First Mortgage for Episcopal Church Series 2007 (AA)

4,000,000	5.000	04/01/24	3,437,040
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B+/B1)

11,430,000	5.700	01/01/24	9,532,734

			30,196,980

South Dakota – 0.2%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)

4,000,000	5.500	07/01/35	3,569,280
2,700,000	5.250	07/01/38	2,298,510

			5,867,790

Tennessee – 2.6%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A

1,675,000	5.125	04/01/23	1,389,161
Chattanooga Health Educational & Housing Facilities Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-)

750,000	5.000	10/01/15	700,350
11,710,000	5.000	10/01/25	9,493,414
14,500,000	5.125	10/01/35	11,093,950
Jackson Tennessee Hospital RB Refunding and Improvement for Jackson-Madison Project Series 2008 (A+/A1)

6,500,000	5.750	04/01/41	5,755,360
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A

1,000,000	6.250	02/15/32	849,500
Knox County Health Educational & Housing Facilities Board RB for University Health Systems, Inc. Series 2007 (BBB+)

50,845,000	5.250	04/01/36	42,525,233
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT)(b)

9,080,000	5.750	04/01/25	7,844,303
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 B(c)

1,840,000	9.310	04/01/42	1,758,470
Shelby County Health Educational & Housing Facilities Board Hospital RB for Methodist Healthcare Prerefunded Series 2002(a)

935,000	6.000	09/01/12	1,025,087

Shelby County Health Educational & Housing Facilities Board Hospital RB for Methodist Healthcare Refunded Balance Series 2002(a)

1,565,000	6.000	09/01/12	1,715,788
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A

2,000,000	5.625	09/01/26	1,716,100
Sullivan County Tennessee Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)

21,870,000	5.250	09/01/36	17,654,557

			103,521,273

Texas – 8.3%
Alliance Airport Authority Special Facilities RB for American Airlines, Inc. Project Series 1991 (AMT) (CCC+/Caa2)

15,845,000	7.000	12/01/11	11,490,477
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (CCC+)

52,240,000	5.250	12/01/29	23,489,194
14,500,000	5.750	12/01/29	6,520,360
Austin Texas Convention Enterprises, Inc. RB for Third Tier Series 2001 C-2

10,010,000	9.750	01/01/26	9,041,633
Bexar County Health Facilities Development Corp. RB for Army Retirement Residence Project Series 2002(a)

1,200,000	6.125	07/01/12	1,326,792
1,000,000	6.300	07/01/12	1,111,770
Bexar County Health Facilities Development Corp. RB Refunding for Army Retirement Residence Project Series 2007 (BBB)

1,000,000	5.000	07/01/27	826,440
760,000	5.000	07/01/33	591,189
1,740,000	5.000	07/01/37	1,328,855
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CCC/Caa1)

17,990,000	5.000	03/01/41	10,489,789
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (CCC/Caa1)(b)

10,000,000	5.750	11/01/11	9,245,200
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CCC/Caa1)

9,275,000	6.750	10/01/38	7,175,511
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Ba1)

6,250,000	5.375	04/01/19	5,690,000
Dallas County Flood Control District GO Bonds Refunding Series 2002(g)

6,000,000	7.250	04/01/32	6,056,940
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (CCC+/Caa2)

42,000,000	6.000	11/01/14	30,232,860

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Texas – (continued)

Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1999 (AMT) (GTY AGMT) (CCC+/Caa2)

$48,395,000	6.375%	05/01/35	$22,728,712
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for Delta Airlines, Inc. Series 1991(d)

3,250,000	7.625	11/01/21	213,525
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding for American Airlines, Inc. Series 2007 (CCC+)

16,450,000	5.500	11/01/30	7,397,072
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding RMKT 07/01/05 for American Airlines, Inc. Series 2000 Subseries A-2 (AMT) (CCC+/Caa2)(b)

5,020,000	9.000	05/01/15	3,663,696
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding RMKT 07/01/05 Series 2000 Subseries A-3 (AMT) (CCC+/Caa2)

25,545,000	9.125	05/01/29	17,868,728
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa3)

1,500,000	6.650	04/01/32	1,418,475
Harris County Health Facilities Development Corp. Hospital RB for Memorial Hermann Healthcare Systems Series 2004 A (A/A2)

2,595,000	5.000	12/01/20	2,461,461
435,000	5.000	12/01/21	409,287
1,000,000	5.125	12/01/23	932,060
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 B (AMT) (B-/B3)

1,000,000	5.700	07/15/29	695,570
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 C (AMT) (B-/B3)

4,730,000	5.700	07/15/29	3,290,046
Houston Airport System Special Facilities RB for Continental Airlines Series 2001 E (AMT) (B-/B3)

3,400,000	6.750	07/01/21	2,885,478
28,310,000	6.750	07/01/29	22,952,049
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)

1,500,000	5.000	02/15/15	1,449,915
2,025,000	5.500	02/15/25	1,774,528
3,250,000	5.625	02/15/35	2,655,412
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)

4,200,000	7.200	01/01/21	4,203,612
5,000,000	7.250	01/01/31	4,939,400
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (BBB)(b)

11,000,000	6.000	08/01/13	10,644,260

North Texas Tollway Authority RB Refunding Capital Appreciation for System First Tier Series 2008 Assured Guaranty Ltd. (AAA/Aaa)(e)

35,000,000	0.000	01/01/29	9,567,950
North Texas Tollway Authority RB Refunding for Toll Second Tier Series 2008 F (BBB+/A3)

20,000,000	5.750	01/01/38	17,902,200
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (CCC/Caa1)

5,950,000	5.200	05/01/28	4,105,202
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2000 A (CCC/Caa1)

7,110,000	6.450	06/01/21	5,886,156
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2001 A (CCC/Caa1)(b)

16,265,000	5.500	11/01/11	15,094,408
San Leanna Educational Facilities Corp. RB Refunding for Saint Edwards University Project Series 2007 (BBB+/Baa2)

2,100,000	5.125	06/01/36	1,727,397
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)

6,075,000	5.125	05/15/37	4,668,395
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A/A2)

20,000,000	6.250	12/15/26	17,851,200
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health Systems Project Series 2001 (BBB/Baa3)

2,000,000	6.750	05/15/21	2,035,380
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)

8,650,000	5.000	07/01/20	7,738,982
5,850,000	5.000	07/01/23	5,020,119
Travis County Health Facilities Development Corp. Retirement Facilities RB for Querencia Barton Creek Project Series 2005

1,600,000	5.650	11/15/35	1,275,776
Weslaco Health Facilities RB for Knapp Medical Center Project Series 2002 (BBB+)

4,060,000	6.000	06/01/17	4,112,739

			334,186,200

Utah – 0.4%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A

2,700,000	7.100	08/15/23	2,666,520
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (AMT) (BBB/Baa2)

14,735,000	5.700	11/01/26	12,613,307

			15,279,827

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Utah – (continued)

Vermont – 0.1%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A

$1,500,000	5.250%	05/01/26	$1,219,830
2,390,000	5.375	05/01/36	1,833,321

			3,053,151

Virginia – 0.8%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007

1,000,000	5.000	01/01/31	814,660
Bedford County IDA RB Refunding for Nekoosa Packaging Corp. Project Series 1998 (AMT) (B2)

320,000	5.600	12/01/25	234,874
Celebrate North Community Development Authority Special Assessment Project Series 2003 B

5,000,000	6.750	03/01/34	4,640,400
Fairfax County Economic Development Authority RB for Goodwin House, Inc. Series 2007 (BBB)

12,500,000	5.125	10/01/42	9,816,625
Goochland County IDA RB Refunding for Nekoosa Packaging Corp. Series 1998 (AMT) (B2)

560,000	5.650	12/01/25	413,521
Henrico County IDA RB for Solid Waste Browning Series 1997 A (AMT) (BB-/B2)

3,750,000	5.875	03/01/17	3,500,700
Loudoun County IDA Residential Care Facility RB Refunding for Falcons Landing Series 2004 A

1,750,000	6.000	08/01/24	1,633,012
Norfolk Redevelopment & Housing Authority RB for First Mortgage Retirement Community Series 2004 A

500,000	6.000	01/01/25	443,010
1,100,000	6.125	01/01/35	931,128
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006

725,000	5.150	09/01/24	622,362
1,000,000	5.300	09/01/31	808,250
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Subseries 2007 C-1 (BBB)(e)

137,195,000	0.000	06/01/47	5,804,720
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005

2,000,000	5.000	11/01/22	1,747,680

			31,410,942

Washington – 0.5%
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2005 (Baa2)

600,000	5.500	12/01/15	601,008
1,175,000	5.375	12/01/22	1,073,022
1,500,000	5.500	12/01/30	1,282,800
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2007 (Baa2)

1,510,000	5.750	12/01/28	1,359,981
2,000,000	5.750	12/01/32	1,756,620

Terrace Heights Sewer District RB for Refunding and Improvement Series 2006

680,000	4.750	01/01/29	535,561
1,075,000	5.000	01/01/33	870,933
Tobacco Settlement Authority RB for Asset Backed Bonds Series 2002 (BBB/Baa3)

12,455,000	6.500	06/01/26	11,998,898
Washington State Health Care Facilities Authority RB for Veterans Administration Mason Medical Series 2007 B (ACA) (BBB)

1,290,000	6.000	08/15/37	1,155,672

			20,634,495

West Virginia – 0.5%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (BBB+)

8,710,000	5.250	07/01/20	8,500,611
9,500,000	5.250	07/01/25	8,705,895
405,000	5.250	07/01/35	348,446
Ohio County Commission Sewage System Tax Allocation for Fort Henry Centre Financing District Series 2007 A

1,000,000	5.850	06/01/34	871,180

			18,426,132

Wisconsin – 3.2%
Badger Tobacco Asset Securitization Corp. RB for Asset Backed Bonds Series 2002 (BBB/Baa3)

4,410,000	6.125	06/01/27	4,449,911
Superior Utility RB for Superior Water, Light & Power Project Series 2007 B (A3)

5,630,000	5.750	11/01/37	4,588,563
Superior Utility RB Refunding for Superior Water, Light & Power Project Series 2007 A (A3)

5,845,000	5.375	11/01/21	5,328,945
Wisconsin State Health & Educational Facilities Authority RB for Aurora Health Care Series 1999 B (BBB+)

1,500,000	5.625	02/15/20	1,426,155
Wisconsin State Health & Educational Facilities Authority RB for Beaver Dam Community Hospitals, Inc. Series 2004 A

2,500,000	6.750	08/15/34	2,415,075
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)

2,750,000	6.100	05/01/34	2,603,727
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)

5,825,000	5.125	05/15/29	4,818,440
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)

1,400,000	5.000	05/15/36	1,075,004
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-)

3,000,000	5.100	03/01/25	2,547,540
3,800,000	5.250	03/01/35	3,015,566

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Wisconsin – (continued)

Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)

$11,365,000	5.250%	08/15/21	$9,969,492
9,700,000	5.250	08/15/23	8,245,776
7,565,000	5.250	08/15/24	6,325,323
9,715,000	5.250	08/15/25	8,016,721
24,515,000	5.250	08/15/31	18,913,322
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services, Inc. Series 1993 (MBIA) (AA/A2)

31,320,000	5.750	08/15/22	27,405,626
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services, Inc. Series 2003 A (A-/Baa1)

6,635,000	5.250	08/15/25	5,475,136
1,585,000	5.125	08/15/33	1,192,696
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006

1,275,000	5.650	08/01/21	1,140,641
2,385,000	5.800	08/01/29	1,967,267
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)

5,970,000	5.125	08/15/30	4,546,155
Wisconsin State Health & Educational Facilities Authority RB ROLS-RR-II-R-11405 Series 2008 (AA)(f)

5,000,000	2.953	11/15/30	2,183,600

			127,650,681

Wyoming – 0.2%
Sweetwater County Solid Waste Disposal RB Refunding for FMC Corp. Project Series 2005 (AMT) (BBB/Baa2)

11,750,000	5.600	12/01/35	9,615,378

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $4,276,630,564)			$3,513,913,119

Other Municipals – 1.7%

Charter Mac Equity Issuer Trust Series 2004 A-4-1 (AMT) (Aaa)(b)(g)

$9,000,000	5.750%	04/30/15	$9,023,940
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (A3)(b)(g)

8,000,000	5.125	09/30/15	7,649,200
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa1)(b)(g)

4,000,000	7.750	11/01/10	4,199,800
4,000,000	5.200	09/30/14	3,863,000
8,000,000	5.300	09/30/15	7,672,560
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa2)(b)(g)

3,000,000	5.400	09/30/14	2,927,490
3,000,000	5.800	09/30/19	2,836,470

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa3)(b)(g)

6,000,000	5.900	09/30/20	5,416,140
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (A3)(b)(g)

4,000,000	4.950	09/30/12	3,968,600
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (Baa2)(b)(g)

3,000,000	5.500	09/30/15	2,921,610
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-2 (A3)(b)(g)

6,000,000	4.900	09/30/14	5,767,740
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C (Baa2)(b)(g)

5,000,000	4.700	09/30/09	5,004,300
Tax Exempt Municipal Infrastructure Improvement LOC-Compass Bank Trust Certificates RB Series 2005 Class A (Aa3)(g)

8,517,000	4.050	05/04/10	8,606,428

TOTAL OTHER MUNICIPALS
(Cost $72,127,644)			$69,857,278

Shares	Description	Value

Common Stocks – 0.1%

164,651	Delta Air Lines, Inc.(h)	$1,226,650
110,064	Northwest Airlines Corp.(h)	993,878
247	UAL Corp.	2,171

TOTAL COMMON STOCKS
(Cost $7,499,011)		$2,222,699

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – 5.1%

Connecticut – 0.6%
Connecticut State Health & Educational Facility Authority VRDN RB for Yale University Series 2001 V-1 (A-1+/VMIG1)(c)

$15,000,000	3.750%	10/01/08	$15,000,000
Connecticut State Health & Educational Facility Authority VRDN RB for Yale University Series 2005 Y-2 (A-1+/VMIG1)(c)

10,000,000	3.750	10/01/08	10,000,000

			25,000,000

Illinois – 0.1%
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 B-2 (A-1+/VMIG1)(c)

4,600,000	4.250	10/01/08	4,600,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)
Illinois – (continued)

Mississippi – 0.3%
Mississippi Business Finance Corp. Mississippi Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 B (A-1+/VMIG1)(c)

$10,000,000	4.500%	10/01/08	$10,000,000

New Hampshire – 0.4%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2008 A (A-1+/VMIG1)(c)

15,800,000	4.350	10/01/08	15,800,000

New York – 2.7%
New York City Municipal Water Finance Authority Water & Sewer VRDN RB for Second Generation Resolution Series 2005 BB-1 (A-1/VMIG1)(c)

39,200,000	5.200	10/01/08	39,200,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1-D (LIQ – Landesbank Hessen-Thuringen) (A-1+/VMIG1)(c)

8,000,000	4.150	10/01/08	8,000,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-3 Subseries 3-E (A-1+/VMIG1)(c)

40,000,000	4.150	10/01/08	40,000,000
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (A-1+/VMIG1)(c)

3,900,000	4.150	10/01/08	3,900,000
Tompkins County Industrial Development Agency VRDN RB for Cornell University Civic Facilities Series 2008 A-1 (A-1+/VMIG1)(c)

16,200,000	4.150	10/01/08	16,200,000

			107,300,000

Texas – 1.0%
Texas Water Development Board VRDN RB Refunding for State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(c)

39,909,000	5.000	10/01/08	39,909,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $202,609,000)			$202,609,000

Shares	Rate	Value

Investment Companies – 3.6%(i)

JP Morgan Tax Free Money Market Fund – Institutional Shares

80,800,000	5.244%	$80,800,000
Morgan Stanley Institutional Liquidity Fund – Tax-Exempt Portfolio – Institutional Shares

63,350,000	5.023	63,350,000

TOTAL INVESTMENT COMPANIES
(Cost $144,150,000)		$144,150,000

TOTAL INVESTMENTS – 98.2%
(Cost $4,703,016,219)		$3,932,752,096

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		72,352,470

NET ASSETS – 100.0%		$4,005,104,566

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

(c)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

(d)	Security is currently in default.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Inverse variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(g)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $80,140,278, which represents approximately 2.0% of net assets as of September 30, 2008.

(h)	Non-income producing security.

(i)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
BANS	—	Bond Anticipation Notes
BHAC-CR	—	Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
CA MTG INS	—	Insured by California Mortgage Insurance
CIFG	—	CIFC Assurance North America, Inc.
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTY AGMT	—	Guaranteed Agreement
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Insured by MBIA Insurance Corp.
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – 93.2%

Alabama – 2.5%
Alabama Housing Finance Authority RB Series 2007 D (AMT) (GNMA/FNMA/FHLMC) (Aaa)
$10,775,000	5.200%	10/01/38	$8,991,845
Alabama Public School & College Authority RB for Capital Improvement Series 1999 D (AA/Aa2)
1,150,000	5.750	08/01/19	1,185,707
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)
1,780,000	5.750	12/01/36	1,509,654
Birmingham Alabama GO Bonds for Capital Improvement Warrants Series 2000 A (AA/Aa3)
1,000,000	5.550	08/01/21	1,017,160
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	546,135
100,000	5.000	11/15/21	88,410
Jefferson County Limited Obligation RB Series 2004 A (BBB/B3)
500,000	5.000	01/01/09	492,730
Mobile Water & Sewer Commissioners RB Series 2002 (FGIC) (A+/A2)
1,000,000	5.250	01/01/18	1,012,700
Puttable Floating Option Tax-Exempt Receipts (RITES) 1511 Series 2007(a)
40,000	13.490	10/01/38	13,522
Tuscaloosa Alabama GO Bonds Warrants Series 2000 (AA/Aa3)(b)
1,000,000	5.650	01/01/10	1,047,760

			15,905,623

Alaska – 1.4%
Alaska State Housing Finance Corp. RB for General Housing Series 2005 A (FGIC) (AA/Aa2)
4,000,000	5.250	12/01/34	3,803,360
Alaska State Housing Finance Corp. RB for General Mortgage Series 1999 A (MBIA) (AAA/Aaa)
2,490,000	6.000	06/01/49	2,493,959
Anchorage Alaska Water RB Refunding Series 2004 (MBIA) (AA/A2)(b)
1,000,000	5.125	05/01/14	1,083,250
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2001 (AAA/Aaa)(b)
1,500,000	5.500	06/01/11	1,588,050

			8,968,619

Arizona – 1.9%
Arizona Health Facilities Authority RB for Banner Health Series 2008 D (AA-)
3,250,000	5.500	01/01/38	2,881,092
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A(c)(d)
4,000,000	8.960	02/02/15	3,617,320
Arizona School Facilities Board RB for State School Trust Series 2004 A (AMBAC) (AA/Aa3)(b)
3,410,000	5.750	07/01/14	3,789,056

Northern Arizona University RB Series 2003 (FGIC) (A+/A2)(b)
1,235,000	5.500	06/01/14	1,359,463
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)
500,000	5.000	01/01/26	432,180

			12,079,111

Arkansas – 0.8%
Arkansas Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB/Baa1)(b)
4,000,000	7.250	02/01/10	4,239,920
Arkansas Development Finance Authority RB for Single Family Mortgage Backed Securities Series 2008 B (AMT) (GNMA/FNMA) (AAA)
550,000	5.500	07/01/23	509,526
Paragould Arkansas Sales and Use Tax RB Series 2001 (AMBAC) (AA/Aa3)
485,000	5.100	06/01/18	490,005

			5,239,451

California – 12.7%
Abag Finance Authority RB for Non-Profit Corps. RB for San Diego Hospital Association Series 2001 A (A-/Baa1)
275,000	6.125	08/15/20	278,765
Bay Area Infrastructure Financing Authority RB for State Payment Acceleration Notes Series 2006 (FGIC) (A/A3)
5,000,000	5.000	08/01/17	5,093,250
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F1 (AA/Aa3)
4,000,000	5.500	04/01/43	3,850,680
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 B (BBB-)(e)
450,000	0.000	06/01/46	18,882
California Housing Finance Agency RB for Home Mortgage AMT Series 2006 I (AA-/Aa2)
2,425,000	4.800	08/01/36	1,854,422
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AA/Aa3)
1,000,000	5.750	09/01/23	1,027,630
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (BBB)(c)
2,500,000	4.500	06/01/10	2,484,875
California State GO Bonds Refunded Balance Series 2000 (FGIC) (AAA/Aaa)(b)
75,000	5.250	09/01/10	78,910
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (FSA) (AAA/Aaa)
2,000,000	5.375	10/01/19	2,055,960
California State University Fresno Association, Inc. RB for Senior Auxiliary Organization Event Center Series 2002 (Baa3)(b)
1,000,000	6.000	07/01/12	1,106,890

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CA MTG INS) (A+)
$3,000,000	5.750%	08/15/38	$2,813,280
California Statewide Communities Development Authority RB ROLS-RR-II-R-11449 Series 2008 (BHAC-CR) (AAA)(a)
520,000	7.284	07/01/30	147,176
Chabot-Las Positas Community College District GO Bonds for Capital Appreciation Bonds Series 2006 C (AMBAC) (AA/Aa2)(e)
6,340,000	0.000	08/01/35	1,100,941
Eastern Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006
425,000	5.000	09/01/36	317,203
Eastern Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Series 2006
410,000	5.000	09/01/36	318,234
Foothill-De Anza Community College District of California GO Bonds for Capital Appreciation Bonds Series 2007 B (AMBAC) (AA/Aa1)(e)
11,235,000	0.000	08/01/36	2,006,683
Foothill-De Anza Community College District of California GO Bonds Series 2007 A (AMBAC) (AA/Aa1)
6,000,000	5.000	08/01/27	5,738,580
Foothill-De Anza Community College District of California GO Bonds Series 2007 B (AMBAC) (AA/Aa1)
3,985,000	5.000	08/01/27	3,834,208
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 B (BBB)(e)
60,000,000	0.000	06/01/47	2,446,200
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 C (BBB-)(e)
19,500,000	0.000	06/01/47	738,270
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2003 A-3 (AAA/Aaa)(b)
350,000	7.875	06/01/13	407,936
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2003 A-5 (AAA/Aaa)(b)
650,000	7.875	06/01/13	757,594
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
5,000,000	5.000	06/01/33	3,476,350
4,375,000	5.125	06/01/47	2,885,006
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (AAA/Aaa)(b)
7,800,000	5.500	06/01/13	8,309,652
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (A/A2)
3,075,000	5.000	06/01/45	2,421,378

Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (AAA/Aaa)(b)
1,225,000	6.750	06/01/13	1,369,636
Hacienda La Puente Unified School District of California GO Bonds for Election 2000 Series 2003 B (FSA) (AAA/Aaa)(b)
1,200,000	5.250	08/01/13	1,306,380
Kaweah Delta California Health Care District RB Series 2004 (A3)(b)
325,000	6.000	08/01/12	363,906
Lafayette Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian) (BBB+)
120,000	5.000	08/01/35	97,112
Lake Elsinore California Unified School District Community Facilities District Special Tax Series 2005-3
595,000	5.000	09/01/25	495,105
Menlo Park California GO Bonds Series 2002 (AAA/Aa1)
1,000,000	5.250	08/01/27	1,021,550
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (MBIA) (AA)(e)
1,205,000	0.000	08/01/26	388,625
Metropolitan Water District Waterworks of Southern California RB Refunding Series 2001 A (AAA/Aa2)
1,000,000	5.100	07/01/25	1,004,650
Palo Alto California Improvement Bond Act of 1915 for Special Assessment University Avenue Area off Street Parking Series 2002 A (BBB)
955,000	5.250	09/02/15	939,223
Sacramento County Sanitation District Financing Authority Variable RB Refunding for Sacramento County Regional Series 2007 B (FGIC) (AA/Aa3)(d)
3,000,000	2.413	12/01/35	1,915,560
San Diego California Unified School District GO Bonds for Election 1998 Series 2002 D (FGIC) (AA/Aa2)
1,000,000	5.250	07/01/24	1,066,740
San Gabriel California Unified School District GO Bonds Unrefunded Balance Series 2002 A (FSA) (AAA/Aaa)
55,000	5.375	08/01/21	55,955
San Joaquin Hills Transportation Corridor Agency RB Capital Appreciation for Refunding Series 1997 A (MBIA) (AA/A2)(e)
1,605,000	0.000	01/15/26	500,599
Santa Ana California Unified School District COPS Series 2007 (MBIA) (AA/A2)
5,000,000	5.250	04/01/37	4,745,450
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 A (BBB+)(e)
8,000,000	0.000	06/01/36	847,600
Temecula Valley California Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007
1,865,000	5.000	09/01/37	1,423,592

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

Tobacco Securitization Authority of Southern California Settlement RB for Asset Backed Bonds Series 2002 A (AAA/Aaa)(b)
$3,000,000	5.625%	06/01/12	$3,257,970
Torrance California COPS Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA/Aa3)
310,000	5.250	06/01/34	301,881
Vernon Natural Gas Financing Authority RB for Vernon Gas Project Subseries 2006 A-3 (MBIA) (AA/A2)(c)
2,835,000	5.000	08/03/09	2,835,964
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (FGIC) (A-)(e)
1,175,000	0.000	08/01/25	404,600

			79,911,053

Colorado – 2.1%
Castlewood Ranch Colorado Metropolitan District GO Bonds Refunding Series 2006 (XLCA) (BBB-)
1,905,000	4.250	12/01/29	1,425,321
3,520,000	4.250	12/01/34	2,548,726
Colorado Department of Transportation RB Revenue Anticipated Notes Series 2000 (AMBAC) (AA/Aaa)(b)
1,000,000	6.000	06/15/10	1,063,170
Colorado Health Facilities Authority RB for Catholic Health Initiatives Series 2001 (AA/Aa2)(b)
550,000	5.500	09/01/11	587,565
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
1,150,000	5.000	12/01/35	873,149
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa1)
800,000	5.000	03/01/25	701,216
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (A2)(b)
500,000	6.500	11/15/11	554,970
E-470 Public Highway Authority RB for Capital Appreciation Series 2004 B (MBIA) (AA/A2)(e)
5,000,000	0.000	09/01/27	1,452,150
E-470 Public Highway Authority RB Series 2007 B-2 (MBIA) (AA/A2)(c)
500,000	5.000	09/02/11	502,125
La Plata County Colorado School District No. 9-R Durango GO Bonds Series 2002 (MBIA) (Aa3)(b)
1,000,000	5.250	11/01/12	1,077,760
Tower Colorado Metropolitan District GO Bonds Refunding and Improvement Series 2005 (Radian) (BBB+/A3)
140,000	5.000	12/01/35	119,413
West Metro Fire Protection District GO Series 2006 A (MBIA) (Aa3)
2,200,000	5.250	12/01/26	2,205,632

			13,111,197

Connecticut – 0.3%
Connecticut State Development Authority PCRB Refunding for Connecticut Light & Power Co. RMKT 9/23/98 Series 1993 A (BBB-/Baa1)
2,150,000	5.850	09/01/28	1,979,290

District of Columbia – 1.4%
District of Columbia Hospital RB for Children’s Hospital Obligation Group Series 2008 (FSA) (AAA)
4,500,000	5.250	07/15/45	4,013,145
District of Columbia RB for Friendship Public Charter School Series 2006 (ACA) (BBB)
100,000	4.000	06/01/16	86,958
District of Columbia RB for Georgetown University Series 2007 (AMBAC/BHAC-CR) (AAA/Aaa)(e)(f)
6,185,000	0.000	04/01/40	3,060,214
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
660,000	6.250	05/15/24	626,954
1,000,000	6.500	05/15/33	893,840

			8,681,111

Florida – 6.2%
Arbor Greene Community Development District Special Assessment for Refunding Revenue Series 2006 (BBB+)
1,410,000	5.000	05/01/19	1,319,563
Bridgewater Wesley Chapel Community Development District of Florida Special Assessment for Capital Improvement Series 2005
2,395,000	5.750	05/01/35	2,072,633
Coconut Cay Community Development District of Florida Special Assessment Series 2006
975,000	5.375	05/01/36	739,498
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (FSA) (AAA/Aaa)(b)
1,000,000	5.250	08/15/14	1,087,070
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-)
645,000	5.000	05/01/21	591,362
Crossings At Fleming Island Community Development District of Florida RB Refunding Series 2007 (MBIA) (AA/A2)
125,000	4.750	10/01/36	105,966
Crossings At Fleming Island Community Development District of Florida Special Assignment Refunding for Series 2000 B (MBIA) (AA/A2)
1,765,000	5.800	05/01/16	1,829,899
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,630,000	6.000	05/01/34	1,500,659
Double Branch Community Development District Special Assessment Series 2005 A
560,000	5.350	05/01/34	451,242
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (MBIA) (AA/A2)
2,755,000	5.375	05/01/22	2,776,517

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

High Ridge Quantum Community Development District of Florida Special Assessment for Boyton Beach Series 2005 A
$1,880,000	5.750%	05/01/35	$1,640,751
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health Hospital Series 2005 B (A+/A1)
500,000	5.000	11/15/09	506,480
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (BBB+/Baa1)
300,000	5.625	03/01/24	289,062
Keys Cove Community Development District Special Assessment Series 2004
1,170,000	5.875	05/01/35	1,038,983
Lee County IDA RB Refunding for Shell PT/Alliance Community Project Series 2007 (BBB-)
2,500,000	5.000	11/15/13	2,404,900
Longleaf Community Development District Special Assessment Refunding Series 2006
1,290,000	5.375	05/01/30	1,025,692
Marsh Harbour Community Development District Special Assessment Series 2005 A
860,000	5.450	05/01/36	641,474
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
960,000	6.000	05/01/35	871,546
Miami-Dade County Expressway Authority of Florida RB Series 2004 B (FGIC) (A/A3)
1,000,000	5.250	07/01/26	963,040
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (MBIA) (AA/A2)
500,000	5.250	10/01/13	501,740
425,000	5.250	10/01/14	423,058
575,000	5.250	10/01/16	553,949
Oakstead Community Development District Capital Improvement Special Assessment Refunding Series 2006 A-1 (MBIA) (AA/A2)
145,000	4.500	05/01/32	118,333
Orange County Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
135,000	4.750	11/15/36	105,786
Orlando City Development Tax RB for Senior 6th Tourist Center Contract Payments Series 2008 A (ASSURED GTY) (AAA/Aaa)
4,000,000	5.250	11/01/38	3,859,240
Palm Beach County Florida GO Bonds Series 1999 A (AAA/Aaa)(b)
1,000,000	5.450	08/01/09	1,025,230
Port Everglades Authority RB Series 1986 (ETM) (AAA/Aaa)
2,365,000	7.125	11/01/16	2,669,659
Sail Harbour Community Development District Special Assessment Series 2005 A (AA)
970,000	5.500	05/01/36	816,459
Sonoma Bay Community Development District Special Assessment Series 2005 A
635,000	5.450	05/01/36	466,833

Sumter Landing Florida Community Development District Recreational RB Series 2005 A (MBIA) (AA/A2)
250,000	4.625	10/01/30	207,505
Tampa Florida Water & Sewer RB Refunding Series 2001 A (AA/Aa2)
1,000,000	5.250	10/01/19	1,029,350
Tampa Palms Open Space & Transportation Community Development District Revenue Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (MBIA) (AA/A2)
1,395,000	4.500	05/01/18	1,349,593
Thousand Oaks Community Development District Special Assessment Series 2005 A-1
955,000	5.350	05/01/35	765,413
Village Community Development District No. 6 Special Assessment Series 2007
2,620,000	5.250	05/01/37	2,153,326
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005
985,000	5.600	05/01/36	841,525

			38,743,336

Georgia – 1.3%
Augusta Georgia Water & Sewer RB Series 2004 (FSA) (AAA/Aaa)
7,000,000	5.250	10/01/39	6,957,510
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB/Baa2)
325,000	5.500	01/01/34	239,909
Georgia State GO Bonds Prerefunded Series 1992 B (ETM) (AAA/Aaa)
5,000	6.000	03/01/12	5,471
Georgia State GO Bonds Unrefunded Balance Series 1992 B (AAA/Aaa)
995,000	6.000	03/01/12	1,088,699

			8,291,589

Hawaii – 0.6%
Hawaii State Airport System RB Refunding Series 2000 B (AMT) (FGIC) (A-/A2)
3,500,000	6.625	07/01/17	3,564,785

Illinois – 5.2%
Chicago Illinois GO Bonds Prerefunded Series 2000 C (FGIC) (AAA/Aa3)(b)
1,365,000	5.500	07/01/10	1,444,116
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (FGIC) (AA-/Aa3)
815,000	5.500	01/01/19	837,388
Chicago Illinois Multi-Family Housing RB for Coppin Housing Project Series 2007 A (AMT) (GNMA/FHA) (Aaa)
1,375,000	5.000	11/20/48	1,082,056

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Illinois – (continued)

Chicago Illinois O’Hare International Airport RB Refunding for General Airport 3rd Lien Series 2003 A-1 (XLCA) (A-/A1)
$490,000	5.250%	01/01/34	$436,673
Chicago Illinois Skyway Toll Bridge RB Series 2000 (AMBAC) (AA/Aa3)(b)
1,000,000	5.500	01/01/11	1,065,880
Chicago Illinois Tax Allocation for Central Loop Redevelopment Project Series 2000 A (ACA)
2,000,000	6.500	12/01/08	2,005,860
Chicago Illinois Tax Increment Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)
750,000	5.000	11/15/11	740,400
1,250,000	6.250	11/15/13	1,268,213
Du Page County High School District No. 87 Glenbard Township GO Bonds Unrefunded Balance Series 1998 A (Aa3)
20,000	5.050	12/01/14	20,025
Illinois Development Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (BBB-/Ba1)(c)
2,300,000	5.500	02/28/14	2,195,626
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Aaa)(b)
2,000,000	6.250	05/01/12	2,217,440
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (AA/Aa3)
350,000	6.250	02/01/33	359,919
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
400,000	5.125	01/01/25	340,632
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB)
400,000	5.050	08/01/29	285,348
Illinois Health Facilities Authority RB for Delnor Hospital RMKT 06/04/08 Series 2003 C (FSA) (AAA/Aaa)
5,200,000	5.250	05/15/33	4,690,712
Illinois State GO Bonds First Series 2002 (MBIA) (AA/Aa3)
3,000,000	5.375	07/01/19	3,111,270
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (FSA) (AAA/Aaa)
2,725,000	9.000	11/01/16	3,615,230
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Series 1999 (FGIC) (AAA/A1)
800,000	5.250	12/15/28	782,400
Northlake Illinois GO Bonds Refunding for Tax Increment Series 1998 A (AMBAC) (Aa3)
300,000	5.000	06/01/14	300,564
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Series Refunding 2007 (ASSURED GTY) (AAA)
2,720,000	5.500	03/01/32	2,586,013
1,245,000	4.700	03/01/33	1,038,205

Southwestern Illinois Development Authority RB for Capital Appreciation Bonds Local Government Program Series 2007 (FSA) (AAA)(e)
6,500,000	0.000	12/01/25	2,183,870

			32,607,840

Indiana – 1.8%
Bloomington Municipal Facilities Corp. RB for Economic Development Lease Rental Series 1998 (AA-/Aa3)
260,000	4.800	08/01/12	262,140
City of Indianapolis RB for Indianapolis Industry Gas Utility Revenue 2nd Lien Series 2008 A (ASSURED GTY) (AAA/Aaa)(c)
3,500,000	5.000	08/15/13	3,566,360
Crown Point Indiana Multi-School Building Corp. Series 1999 (MBIA) (AA/A2)(b)
200,000	4.800	07/15/09	205,738
Delaware County Hospital Authority RB for Cardinal Health System Obligation Group Series 2006 (Baa2)
240,000	5.250	08/01/36	195,050
Eagle-Union Middle School Building Corp. RB Refunding for First Mortgage Series 2001 (AMBAC) (AA/Aa3)
125,000	4.850	07/05/15	127,804
Fall Creek Regional Waste District RB Refunding Series 2001 (MBIA) (AA/A2)
100,000	4.700	03/01/13	103,099
Greencastle Indiana Waterworks RB Refunding Series 2001 (MBIA) (AA/A2)
300,000	4.250	07/01/13	305,907
Indiana Bond Bank RB for Special Program Series 1998 A (FSA) (AAA/Aaa)
290,000	4.600	02/01/13	296,887
Indiana Bond Bank RB Unrefunded Balance for State Revolving Series 1998 A (AAA)
200,000	4.800	02/01/13	202,228
Indiana Educational Facilities Authority RB for Earlham College Project Series 1998 (Aa3)
325,000	4.950	10/15/12	330,434
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligation Series 2006 A (A+/A2)
1,000,000	5.000	02/15/39	784,340
Indiana Health Facility Financing Authority RB for Kings Daughters Hospital Series 1997 (Radian) (BBB+)
70,000	5.500	02/15/10	70,801
Indiana State Office Building Commission RB Refunding Series 1998 A (AA/Aa2)
300,000	4.700	07/01/11	303,531
Indianapolis Indiana Airport Authority RB Refunding for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	563,501
Jasper County RB Refunding for Northern RMKT 8/25/08 Series 1994 C (MBIA) (AA/A2)
650,000	5.850	04/01/19	615,394

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Indiana – (continued)

Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (AA+)
$275,000	4.650%	07/05/13	$291,079
Mount Vernon of Hancock County Multi-School Building Corp. RB Prerefunded for First Mortgage Series 2001 B (AMBAC) (AA/Aa3)(b)
150,000	4.700	07/15/11	155,331
North Montgomery High School Building Corp. RB for First Mortgage Series 2000 (FGIC) (AA+)
400,000	5.050	07/15/15	410,812
Northwest Allen County Middle School Building Corp. RB Prerefunded for First Mortgage Series 1998 (MBIA) (AA/A2)(b)
100,000	4.750	01/15/09	101,662
Perry Township Multi School Building Corp. RB for First Mortgage Series 2001 (FGIC) (Aa3)
240,000	4.625	01/15/15	243,689
Porter County Jail Building Corp. RB Refunding for First Mortgage Series 2001 (FSA) (AAA/Aaa)
300,000	5.000	07/10/16	307,455
Princeton City Indiana Sewer Works RB Refunding Series 2003
275,000	4.500	05/01/13	277,992
Purdue University COPS Series 1998 (AA/Aa1)
50,000	4.500	07/01/09	50,206
South Bend Community School Building Corp. RB for First Mortgage Series 2001 A (FSA) (AAA/Aaa)(b)
225,000	5.100	01/01/10	234,383
South Bend Community School Building Corp. RB for First Mortgage Series 2001 B (FSA) (AAA/Aaa)
200,000	4.600	07/01/13	204,438
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation for Series 2006 (A)
1,400,000	5.250	02/01/31	1,153,614

			11,363,875

Iowa – 0.4%
Coralville Iowa COPS Series 2006 D (A2)
1,325,000	5.250	06/01/22	1,239,763
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
1,875,000	5.375	06/01/38	1,427,437

			2,667,200

Kansas – 0.2%
Wichita Kansas Hospital RB for Refunding and Improvement Facilities Series 2001 III (A+)
1,000,000	5.500	11/15/25	978,250

Kentucky – 1.4%
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AA/A2)(b)
1,085,000	6.000	10/01/13	1,220,082

Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare Series 2000 C (MBIA) (AA/A2)
2,165,000	6.000	10/01/18	2,334,195
Kentucky Housing Corp. RB Series 2008 E (AAA/Aaa)(g)
1,000,000	5.450	07/01/38	960,140
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (A+/A3)
4,750,000	6.125	02/01/37	4,489,035

			9,003,452

Louisiana – 1.6%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	552,595
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,025,933
Louisiana Local Government Environmental Facilities & Community Development Authority for Louisiana Tech University Student Housing Series 2007 (AMBAC) (AA/Aa3)
2,000,000	5.250	10/01/27	1,914,260
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,015,070
500,000	5.250	09/01/16	504,280
Orleans Louisiana Levee District Public Improvement RB Series 1986 (FSA) (AAA/Aaa)
1,030,000	5.950	11/01/15	1,036,036
St. John Baptist Parish RB for Marathon Oil Corp. Series 2007 A (BBB+/Baa1)
2,500,000	5.125	06/01/37	1,906,725
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 B (BBB/Baa3)
1,220,000	5.875	05/15/39	1,046,150

			10,001,049

Maine – 0.5%
Maine State Housing Authority RB for Mortgage Purposes Series 2005 D-2 (AMT) (AA+/Aa1)
3,965,000	4.800	11/15/36	3,077,435

Maryland – 2.6%
Anne Arundel County Maryland Special Obligation RB Special Tax Refunding for Arundel Mills Project Series 2004 (AAA/Aa1)
1,500,000	5.125	07/01/29	1,500,990
Baltimore Maryland RB for Wastewater Projects Series 2005 B (MBIA) (AA/A1)(b)
3,260,000	5.000	07/01/15	3,504,696
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003
1,250,000	6.500	07/01/31	1,156,675

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Maryland – (continued)

Frederick County Maryland Special Tax Prerefunded for Lake Linganore Village Community Development Series 2001 A (Radian) (BBB+)(b)
$220,000	5.600%	07/01/10	$235,224
445,000	5.700	07/01/10	476,546
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (BBB+)
280,000	5.600	07/01/20	278,782
555,000	5.700	07/01/29	520,595
Maryland State Health & Higher Educational Facilities Authority RB for Maryland Institute College of Art Series 2001 (BBB+/Baa1)(b)
500,000	5.500	06/01/11	531,985
Maryland State Health & Higher Educational Facilities Authority RB for Maryland Institute College of Art Series 2006 (BBB+/Baa1)
1,000,000	5.000	06/01/35	795,160
1,000,000	5.000	06/01/40	775,530
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A3)
500,000	5.375	08/15/24	475,625
750,000	5.500	08/15/33	662,437
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)
300,000	4.750	07/01/34	232,602
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (BBB+)
2,000,000	5.250	12/01/12	1,980,000
1,025,000	5.375	12/01/14	1,001,579
500,000	5.625	12/01/16	484,240
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa2)
1,500,000	5.000	03/01/19	1,554,105

			16,166,771

Massachusetts – 2.6%
Massachusetts Bay Transportation Authority RB Assessment Series 2004 A (AAA/Aa1)(b)
1,000,000	5.000	07/01/14	1,075,240
Massachusetts Educational Financing Authority RB Series 2008 H (ASSURED GTY) (AAA/Aaa)
3,000,000	6.350	01/01/30	2,756,910
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (A-/A3)
3,000,000	5.750	07/01/31	2,714,490
2,500,000	5.250	07/01/38	2,072,550
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (BBB+)
2,275,000	5.000	08/15/35	1,772,908

Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
3,750,000	5.250	07/01/12	3,791,888
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BBB-)
575,000	5.500	07/01/40	468,682
Massachusetts State Housing Finance Agency RB for Rental Housing-Mortgage Series 1998 A (AMT) (AMBAC) (AA/Aa3)
1,700,000	5.500	07/01/40	1,398,488
Massachusetts State School Building Authority Sales Tax RB Series 2005 A (FSA) (AAA/Aaa)
500,000	5.000	08/15/30	473,865

			16,525,021

Michigan – 2.1%
Macomb Township Michigan Building Authority GO Bonds Prerefunded Series 2002 (AMBAC) (AA/Aa3)(b)
300,000	4.750	04/01/11	313,779
Michigan Higher Education Facilities Authority RB Refunding for Limited Obligation Kalamazoo College Project Series 2003 (A1)
150,000	5.000	12/01/20	147,443
Michigan Higher Education Student Loan Authority RB for Student Loan Series 2003 17-1 (AMBAC) (AA/Aa3)
5,000,000	5.200	03/01/24	4,211,250
Michigan Municipal Bond Authority RB for Clean Water Revolving Fund Series 1999 (AAA/Aaa)(b)
500,000	5.750	10/01/09	521,750
Michigan State Hospital Finance Authority RB for Ascension Health Credit Series 1999 A (MBIA) (AA/Aa1)(b)
2,000,000	6.125	11/15/09	2,099,880
Michigan State Hospital Finance Authority RB Refunding for Michigan State Hospital Detroit Medical Center Series 2008 A (BHAC-CR AMBAC) (AAA/Aaa)
5,000,000	5.500	08/15/24	5,013,550
Pontiac Tax Increment Finance Authority RB Prerefunded for Tax Increment Development Series 2002 (ACA)(b)
640,000	5.375	06/01/12	690,630
Pontiac Tax Increment Finance Authority RB Unrefunded for Tax Increment Development Series 2002 (ACA)
360,000	5.375	06/01/17	287,420

			13,285,702

Mississippi – 0.1%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources, Inc. Project Series 1998 (BBB/Ba1)
685,000	5.875	04/01/22	629,611

Missouri – 1.2%
Cameron Missouri IDA Health Facilities RB Insured by Cameron Community Hospital Series 2000 (ACA)(b)
1,800,000	6.250	12/01/10	1,948,590

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Missouri – (continued)

Jefferson County School District No. R-1 Northwest GO Bonds Refunding and Improvement for Missouri Direct Deposit Program Series 2004 (MBIA) (AA+/Aa1)
$300,000	4.350%	03/01/16	$300,564
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
270,000	4.750	06/01/25	217,118
1,325,000	5.000	06/01/35	1,028,889
Missouri State Environmental Improvement & Energy Resources Authority RB for Kansas City Power & Light Series 1993 (BBB/A2)
515,000	4.000	01/02/12	496,887
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,084,390
Missouri State Health & Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (FSA) (AAA/Aaa)
1,000,000	5.500	12/01/15	1,055,540
Truman State University Housing System RB Series 2004 (AMBAC) (Aa3)
1,500,000	5.000	06/01/30	1,363,050

			7,495,028

Montana – 0.2%
Forsyth Montana PCRB Refunding Portland General Series 1998 A RMKT 05/01/03 (A/Baa1)(c)
1,000,000	5.200	05/01/09	1,005,100

Nebraska – 0.4%
Douglas County Hospital Authority No 3. RB Refunding for Methodist Health System Series 2008 (A-)
1,500,000	5.500	11/01/38	1,279,740
Douglas County Hospital Authority No. 3 RB ROLS-RR-II-R-11481 Series 2008 (BHAC-CR) (AAA)(a)
1,165,000	16.590	05/01/16	1,053,463

			2,333,203

Nevada – 1.2%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa3)(c)
765,000	5.450	03/01/13	749,524
Clark County School District GO Bonds Refunding Series 1998 (FSA) (AAA/Aaa)
800,000	5.500	06/15/13	865,136
Henderson Local Improvement District No. T-14 Special Assessment Refunding Senior Limited Obligation Series 2007 A (FSA) (AAA/Aaa)
865,000	4.250	03/01/12	894,393
Nevada Department of Business & Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AA/Aa3)
2,200,000	5.625	01/01/32	1,422,344
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Special Improvement District No. 60 Subseries 2006 B
1,525,000	5.100	12/01/22	1,267,168

North Las Vegas Nevada Local Special Assessment for Local Improvement District No. 60 Subseries 2006 B
670,000	4.850	12/01/15	616,453
University of Nevada RB for Community College System Series 2002 A (FGIC) (AA-/Aa3)
250,000	4.450	07/01/12	255,955
Washoe County Nevada GO Bonds for Reno Sparks Convention Series 2000 A (FSA) (AAA/Aaa)(b)
1,585,000	6.375	01/01/10	1,661,318

			7,732,291

New Hampshire – 0.5%
New Hampshire Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB)
1,250,000	5.200	05/01/27	953,913
New Hampshire Health & Education Facilities Authority RB for Healthcare System Covenant Health Series 2002 (A)(b)
500,000	6.000	01/01/12	546,975
New Hampshire Health & Education Facilities Authority RB for Southern New Hampshire University Series 2006 (ACA) (BBB-)
1,000,000	5.000	01/01/27	823,320
New Hampshire Municipal Bond Bank RB Series 2003 (MBIA) (AA/Aa2)(b)
1,000,000	5.250	08/15/13	1,084,630

			3,408,838

New Jersey – 4.2%
New Jersey Economic Development Authority RB for Cigarette Tax Series 2004 (Radian-IBC) (A/A3)
1,085,000	5.500	06/15/16	1,078,186
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	515,238
175,000	5.500	07/01/30	148,988
New Jersey Health Care Facilities Financing Authority RB for Hackensack University Medical Center Series 2008 (ASSURED GTY) (AAA/Aaa)
3,000,000	5.250	01/01/36	2,890,380
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba1)
500,000	6.500	07/01/21	491,035
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,256,950
New Jersey State GO Bonds Refunding Series 1999 F (AA/Aa3)
1,000,000	5.500	08/01/11	1,066,690
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (ASSURED GTY) (AAA/Aaa)
3,000,000	6.125	06/01/30	2,701,020
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2003 C (AAA/Aaa)(b)
3,000,000	5.500	06/15/13	3,278,190

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
New Jersey – (continued)

Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2002 (AAA/Aaa)(b)
$4,260,000	5.750%	06/01/12	$4,558,200
2,370,000	6.000	06/01/12	2,595,719
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BBB-)(e)
11,250,000	0.000	06/01/41	636,187
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(b)
300,000	6.750	06/01/13	338,142
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
3,015,000	4.625	06/01/26	2,126,962
3,000,000	5.000	06/01/29	2,062,050

			26,743,937

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Service Co. San Juan Project Series 1997 D (BB+/Baa3)
3,530,000	6.375	04/01/22	3,286,960
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (FSA) (AAA/Aaa)
2,000,000	5.250	06/01/31	1,930,500

			5,217,460

New York – 4.5%
Erie County Industrial Development Agency School Facility RB Residuals Series 2008 2490-1 (FSA) (AAA)(a)
2,250,000	9.110	05/01/26	2,386,710
Erie County Industrial Development Agency School Facility RB Residuals Series 2008 2490-2 (FSA) (AAA)(a)
2,250,000	9.110	05/01/29	2,420,910
Metropolitan Transportation Authority RB Refunding for Transportation Series 2002 F (MBIA) (AAA/A2)(b)
1,000,000	5.250	11/15/12	1,082,460
New York City GO Bonds Series 2006 A (AA/Aa3)
400,000	5.000	08/01/18	402,808
New York City Industrial Development Agency Civic Facility RB for Polytechnic University Project Series 2000 (AAA)(b)
1,250,000	6.000	11/01/10	1,347,500
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA) (BB+)
2,045,000	5.000	11/01/12	2,044,918
New York City Industrial Development Agency RB for Yankee Baseball Stadium-Pilot Series 2006 (FGIC) (BBB-/Baa3)
5,000,000	5.000	03/01/31	4,423,500
New York City Transitional Finance Authority RB for Future Tax Secured Series 2002 C (FGIC) (AAA/Aa1)
1,000,000	5.250	08/01/14	1,058,090
New York Mortgage Agency RB for Homeowner Mortgage Series 2003 109 (AMT) (Aa1)
1,000,000	4.800	10/01/23	855,910
New York State Dormitory Authority RB for New York City University System Consolidated Fourth General Series 2000 A (FGIC) (AA-/A1)(b)
1,000,000	5.250	07/01/10	1,045,920

New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AA/A2)
1,500,000	5.500	11/01/14	1,630,395
New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	178,950
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2003 A-1 (AA-/A1)
2,600,000	5.500	06/01/19	2,660,866
Tobacco Settlement Financing Corp. RB Series 2003 B-1C (AA-/A1)
5,905,000	5.500	06/01/21	5,947,930
Triborough Bridge & Tunnel Authority RB for General Purpose Series 1999 A (AAA/Aa2)(b)
675,000	5.250	07/01/09	693,164

			28,180,031

North Carolina – 1.6%
Charlotte North Carolina Water & Sewer System RB Series 2001 (AAA/Aa1)
1,000,000	5.125	06/01/26	1,002,740
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2002 A (AAA/Aaa)(b)
2,000,000	5.125	10/01/12	2,147,160
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (BBB+/Baa1)
500,000	5.375	01/01/16	506,285
850,000	5.375	01/01/17	854,888
North Carolina Medical Care Commission Hospital RB for Northeast Medical Center Project Series 2000 (AMBAC) (AA/Aa3)(b)
3,000,000	5.500	11/01/10	3,207,030
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (A-/A2)
450,000	5.500	01/01/13	466,299
Winston-Salem North Carolina Water & Sewer System RB Refunding Series 2001 (AAA/Aa2)(b)
1,500,000	5.250	06/01/11	1,608,285

			9,792,687

North Dakota – 0.0%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
150,000	5.125	07/01/25	130,649

Ohio – 1.4%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
485,000	5.125	06/01/24	412,206
3,050,000	6.500	06/01/47	2,538,942

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Ohio – (continued)

Marysville Ohio RB Wastewater Treatment System Series 2006 (XLCA) (BBB+)
$1,670,000	5.250%	12/01/24	$1,525,328
1,755,000	5.250	12/01/25	1,592,943
1,350,000	5.250	12/01/26	1,217,673
Pickerington Local School District GO Bonds for School Facilities Construction & Improvement Series 2001 (FGIC) (AA-/A1)(b)
500,000	5.250	12/01/11	535,540
Summit County Port Authority Program Development RB for Twinsburg Township Project Series 2005 D (BBB+)
580,000	5.125	05/15/25	468,402
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond FD-Truckloan Series 2005 C (AMT) (BBB+)
420,000	5.125	11/15/25	336,265
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond Fund-Preston Series 2006 B (AMT) (BBB+)
130,000	4.800	11/15/35	98,483

			8,725,782

Oklahoma – 0.1%
Norman Oklahoma Regional Hospital Authority RB Refunding and Improvement Series 2007 (BBB)
300,000	5.125	09/01/37	235,524
Norman Oklahoma Regional Hospital Authority RB Series 2005 A (BBB)
250,000	5.375	09/01/36	205,430
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
240,000	5.000	12/01/27	200,854
140,000	5.125	12/01/36	111,186

			752,994

Oregon – 0.3%
Klamath Falls Oregon Intercommunity Hospital Authority RB Prerefunded for Merle West Medical Center Series 2002 (BBB)(b)
1,255,000	6.125	09/01/12	1,397,530
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BBB)
745,000	6.125	09/01/22	732,313

			2,129,843

Pennsylvania – 1.4%
Bradford County IDA RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
3,015,000	4.700	03/01/19	2,372,835
Mifflin County School District GO Bonds Series 2007 (MBIA-IBC) (AA/A2)
2,000,000	7.500	09/01/26	2,265,100
Montgomery County Higher Education & Health Authority RB for Catholic Health System East Series 2004 C (A1)(b)
150,000	5.375	11/15/14	163,291

Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A2)
2,000,000	6.250	11/01/31	1,807,860
Pennsylvania Higher Educational Facilities Authority RB for Moravian College Project Series 2001 (Radian) (BBB+)
150,000	5.375	07/01/23	130,913
Pennsylvania Higher Educational Facilities Authority RB for Widener University Series 2003 (BBB+)
1,000,000	5.000	07/15/09	1,012,600
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding for Philadelphia Funding Program Series 1999 (FGIC) (AA/A1)
1,000,000	5.250	06/15/15	1,010,280
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A1)(b)
225,000	5.375	11/15/14	244,298

			9,007,177

Puerto Rico – 4.3%
Commonwealth of Puerto Rico GO Bonds Series 2008 A (BBB-/Baa3)
2,500,000	5.375	07/01/33	2,218,875
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)(e)(f)
2,000,000	0.000	07/01/24	1,601,220
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)
2,000,000	6.000	07/01/38	1,927,380
4,500,000	6.000	07/01/44	4,327,020
Puerto Rico Commonwealth GO Bonds for Prerefunded Public Improvement Series 2006 A (AAA/Baa3)(b)
980,000	5.250	07/01/16	1,066,279
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2008 C-7 (MBIA) (AA/A2)
2,000,000	6.000	07/01/27	2,011,500
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
6,000,000	5.000	12/01/09	6,073,920
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 1996 Y (XLCA-ICR) (A-)(b)
2,500,000	5.000	07/01/16	2,652,975
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB/Ba1)
3,000,000	5.250	07/01/18	2,943,750
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,250,000	5.000	07/01/25	1,092,775
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority RB for Ana G Mendez University System Project Series 2006 (BBB-)
425,000	5.000	03/01/36	336,311

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Mandatory Tender Refunding Series 2004 A (LOC – Government Development Bank of Puerto Rico) (BBB-/Ba1)(c)
$700,000	5.750%	02/01/12	$707,525

			26,959,530

South Carolina – 1.4%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	1,742,725
Grand Strand Water & Sewer Authority South Carolina Waterworks & Sewer System RB Series 2001 (FSA) (AAA/Aaa)
4,000,000	5.000	06/01/31	3,782,000
Greenville County School District Installment Purchase RB Prerefunded for Building Equity Series 2002 (AA/Aa3)(b)
550,000	6.000	12/01/12	613,206
Greenville County School District Installment Purchase RB Unrefunded Balance for Building Equity Series 2002 (AA/Aaa)(b)
450,000	6.000	12/01/12	502,645
Lancaster County South Carolina School District GO Bonds Series 1999 (FSA) (AAA/Aaa)
1,000,000	5.100	03/01/15	1,029,520
South Carolina State Public Service Authority RB Series 1999 A (MBIA) (AA/Aa2)(b)
1,000,000	5.750	01/01/10	1,049,610

			8,719,706

South Dakota – 0.2%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)
500,000	5.500	07/01/35	446,160
300,000	5.250	07/01/38	255,390
South Dakota Housing Development Authority RB for Homeownership Mortgage Series 2006 K (AMT) (AAA/Aa1)
1,000,000	5.050	05/01/36	818,400

			1,519,950

Tennessee – 3.1%
Elizabethton Tennessee Health & Educational Facilities Board RB Refunding for Improvement First Mortgage Series 2000 B (ETM) (MBIA) (AA/A2)
2,000,000	6.250	07/01/15	2,080,860
Jackson Tennessee Hospital RB Refunding and Improvement for Jackson-Madison Project Series 2008 (A+/A1)
1,000,000	5.750	04/01/41	885,440
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
670,000	4.500	07/01/09	668,747
1,775,000	5.500	07/01/36	1,488,533

Johnson City Health & Educational Facilities Board Hospital RB Refunding for First Mortgage Mountain States Health Series 2000 A (ETM) (MBIA) (AA/A2)
3,000,000	6.250	07/01/16	3,462,780
McMinnville Housing Authority RB Refunding for First Mortgage Beersheba Heights Tower Series 1997 (HUD) (Baa1)
175,000	6.000	10/01/09	176,750
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (FNMA) (AAA)(c)
2,120,000	4.850	06/01/25	1,823,285
Shelby County Health Educational & Housing Facilities Board RB for Baptist Memorial Healthcare Series 2004 A (AA)(d)
5,000,000	5.000	09/01/20	5,000,000
Sullivan County Tennessee Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
1,625,000	5.250	09/01/36	1,311,781
Tennessee Housing Development Agency RB for Home Ownership Program Series 2008-3 (AA/Aa2)
2,500,000	5.450	07/01/38	2,290,975

			19,189,151

Texas – 10.7%
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 A (AMT) (CCC/Caa1)
700,000	7.700	04/01/33	611,821
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 C (AMT) (CCC/Caa1)
1,200,000	7.700	03/01/32	1,062,324
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (CCC/Caa1)(c)
1,045,000	5.750	11/01/11	966,123
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Ba1)
1,250,000	5.375	04/01/19	1,138,000
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (AA/Aa3)
2,675,000	5.375	02/15/29	2,518,967
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/04/08 Series 2002 C (MBIA) (AA/A1)
1,000,000	6.250	11/01/28	972,120
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/11/08 Subseries 2003 C-2 (XLCA) (A+/A1)
2,000,000	6.125	11/01/18	2,004,520
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (FSA) (AAA/Aaa)
2,015,000	5.750	09/01/27	2,047,260
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (AAA/Aaa)
1,000,000	5.125	08/15/30	962,410

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Texas – (continued)

Grand Prairie Texas Independent School District GO Bonds Series 2003 (FSA) (AAA/Aaa)(b)
$1,000,000	5.375%	02/15/13	$1,081,580
Gregg County Texas Health Facilities Development Corp. RB for Good Shepherd Medical Center Project Series 2000 (Radian) (BBB+/A3)(b)
3,000,000	6.375	10/01/10	3,226,500
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa3)
1,000,000	6.650	04/01/32	945,650
Harris County Hospital District RB Refunding Series 2000 (MBIA) (AA/A1)(b)
2,050,000	6.000	08/15/10	2,164,964
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	635,278
Houston Utilities System RB Refunding First Lien Series 2004 A (MBIA) (AA/A1)
1,000,000	5.250	05/15/25	947,150
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
5,000,000	5.750	05/15/37	4,796,700
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Power & Light Center CONV 08/21/07 Series 1996 (MBIA) (AAA/A2)(d)
2,500,000	5.200	05/01/30	2,086,975
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Texas Airport Project RMKT 12/6/06 Series 2005 B (AMT) (AMBAC) (AA/Aa3)
1,000,000	4.550	05/01/30	739,910
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(c)
10,000,000	5.125	06/01/11	10,049,900
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
150,000	5.500	02/15/25	131,447
250,000	5.625	02/15/35	204,262
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA)
1,160,000	5.500	08/15/21	1,183,351
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)
1,000,000	6.625	01/01/11	1,001,080
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (BBB)(c)
1,000,000	6.000	08/01/13	967,660
North Texas Tollway Authority RB Refunding for Capital Appreciation System First Tier Series 2008 I (A-/A2)(e)(f)
3,300,000	0.000	01/01/43	2,155,824
North Texas Tollway Authority RB Refunding for System First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	4,550,100

Port of Houston Authority GO Bonds Refunding Series 2008 A (AMT) (AAA/Aa1)
3,000,000	6.125	10/01/33	3,034,620
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (BBB+/A3)
5,000,000	5.750	10/01/21	5,015,850
Schertz Texas GO Bonds Series 2006 (MBIA) (AA/A2)
1,715,000	5.250	02/01/25	1,703,733
1,900,000	5.250	02/01/27	1,871,291
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)
425,000	5.125	05/15/37	326,596
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A/A2)
3,000,000	6.250	12/15/26	2,677,680
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
650,000	5.000	07/01/20	581,542
250,000	5.000	07/01/23	214,535
Waxahachie Independent School District GO Bonds for Capital Appreciation Prerefunded Series 2000 (PSF-GTD) (Aaa)(b)(e)
1,775,000	0.000	08/15/10	1,396,215
Waxahachie Independent School District GO Bonds for Capital Appreciation Unrefunded Balance Series 2000 (PSF-GTD) (Aaa)(e)
80,000	0.000	08/15/13	61,773
Williamson County Texas GO Bonds for Road Series 2002 (FSA) (AAA/Aaa)(b)
1,040,000	5.250	02/15/12	1,110,231

			67,145,942

U.S. Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,045,000	5.000	10/01/12	1,059,327
1,750,000	5.250	10/01/16	1,742,107

			2,801,434

Utah – 1.0%
South Davis Recreational District GO Bonds Series 2004 (XLCA) (A+/A2)
200,000	4.375	01/01/20	180,282
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (AMT) (BBB/Baa2)
2,000,000	5.700	11/01/26	1,712,020
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class I (AAA/Aaa)
2,140,000	5.875	07/01/39	1,943,056
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AAA/Aa2)
2,450,000	5.900	07/01/36	2,262,281

			6,097,639

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Utah – (continued)

Virginia – 0.3%
Bristol Virginia Utilities System RB Refunding Series 2003 (MBIA) (AA/A2)
$1,850,000	5.250%	07/15/26	$1,837,180
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Subseries 2007 C-1 (BBB)(e)
2,250,000	0.000	06/01/47	95,197

			1,932,377

Washington – 2.3%
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding for Improvement Series 2005 (MBIA) (A2)
3,700,000	5.000	12/01/30	3,288,782
Tacoma Washington GO Bonds Series 2004 (MBIA) (AA/A1)
4,000,000	5.000	12/01/30	3,610,160
Vancouver Downtown Redevelopment Authority RB for Conference Center Project Series 2003 A (ACA)
3,025,000	6.000	01/01/34	2,505,063
Washington State GO Bonds for Various Purposes Series 2002 A (AA+/Aa1)
300,000	5.000	07/01/14	313,503
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	570,100
Washington State GO Bonds Series 2000 B (AAA/Aa1)(b)
1,000,000	6.000	01/01/10	1,043,580
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (A-/A3)
315,000	5.000	12/01/36	256,010
Washington State Health Care Facilities Authority RB for Veterans Administration Mason Medical Series 2007 B (ACA) (BBB)
3,000,000	6.000	08/15/37	2,687,610

			14,274,808

West Virginia – 0.5%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (BBB+)
1,380,000	5.250	07/01/25	1,264,646
595,000	5.250	07/01/35	511,914
West Virginia State GO Bonds for State Road Series 2000 (FGIC) (AAA/Aa3)(b)
1,000,000	5.625	06/01/10	1,060,600

			2,837,160

Wisconsin – 1.5%
Badger Tobacco Asset Securitization Corp. RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
1,000,000	6.375	06/01/32	946,060
Superior Wisconsin RB for Superior Water, Light & Power Project Series 2007 B (A3)
500,000	5.750	11/01/37	407,510
Superior Wisconsin RB Refunding for Superior Water, Light & Power Project Series 2007 A (A3)
525,000	5.375	11/01/21	478,648

Wisconsin State Health & Educational Facilities Authority RB for Sinai Samaritan Medical Center, Inc. Series 1996 (MBIA) (AA/A2)
5,000,000	5.875	08/15/26	4,688,750
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
375,000	5.125	05/15/29	310,200
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
100,000	5.000	05/15/36	76,786
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/24	1,463,227
1,750,000	5.250	08/15/31	1,350,125

			9,721,306

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $635,332,417)			$592,035,394

Other Municipals – 0.4%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (Baa2)(c)(h)
$2,000,000	5.500%	09/30/15	$1,947,740
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 Class A (Aa3)(h)
971,000	4.050	05/04/10	981,196

TOTAL OTHER MUNICIPALS
(Cost $2,971,724)			$2,928,936

Short-Term Investments – 3.7%

Indiana – 1.2%
Mount Vernon Pollution Control & Solid Waste Disposal VRDN RB for General Electric Co. Project Series 2004 (AAA/VMIG1)(d)
$7,500,000	5.200%	10/01/08	$7,500,000

New Hampshire – 1.1%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2008 A (A-1+/VMIG1)(d)
7,200,000	4.350	10/01/08	7,200,000

New York – 1.4%
New York City GO Bonds Subseries 2004 H-4 (LOC – Bank of New York) (AA/Aaa)(c)
5,400,000	5.200	10/01/08	5,400,000
New York City Municipal Water Finance Authority VRDN RB for Second General Resolution Series 2005 AA-2 (A-1+/VMIG1)(d)
1,200,000	4.500	10/01/08	1,200,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)
New York – (continued)

New York City Municipal Water Finance Authority VRDN RB for Second Generation Resolution Series 2005 BB-1 (A-1+/VMIG1)(d)
$2,000,000	5.200%	10/01/08	$2,000,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1-D (LIQ – Landesbank Hessen-Thuringen) (A-1+/VMIG1)(d)
400,000	4.150	10/01/08	400,000

			9,000,000

Texas – 0.0%
Texas Water Development Board VRDN RB Refunding for State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(d)
77,000	5.000	10/01/08	77,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,377,000)			$18,377,000

Shares	Rate	Value

Investment Company – 1.1%(i)

JP Morgan Tax Free Money Market Fund – Institutional Shares
6,600,000	5.244%	$6,600,000

TOTAL INVESTMENT COMPANY
(Cost $6,600,000)		$6,600,000

TOTAL INVESTMENTS – 98.4%
(Cost $663,281,141)		$619,941,330

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		9,863,872

NET ASSETS – 100.0%		$629,805,202

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Prerefunded security. Maturity date disclosed is prerefunding date.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

(d)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security is issued with zero coupon until the next reset date.

(g)	When-issued security.

(h)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,928,936, which represents approximately 0.4% of net assets as of September 30, 2008.

(i)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BHAC-CR	—	Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
CA MTG INS	—	Insured by California Mortgage Insurance
CONV	—	Converted
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Insured by Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HUD	—	Insured by Housing and Urban Development
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Insured by MBIA Insurance Corp.
MBIA-IBC	—	Insured by MBIA Insurance Corp. – Insured Bonds Certificates
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
Radian-IBC	—	Insured by Radian Asset Assurance – International Bancshares Corp.
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. – Insured Custodial Receipts

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

Schedule of Investments
September 30, 2008 (Unaudited)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Municipal Debt Obligations – 83.8%

	New York – 69.3%
	Albany Industrial Development Agency Civic Facility RB Refunding for Albany State University Law School Series 2007 A (BBB)
$	$500,000	5.000%	07/01/31	$414,075
	Albany Industrial Development Agency Civic Facility RB Refunding for St. Peters Hospital Project Series 2008 A (BBB+/Baa2)
	500,000	5.250	11/15/32	437,535
	Amherst Industrial Development Agency Civic Facility RB Refunding for Daeman College Mandatory Tender Series 2006 A (Manufacturers & Traders SPA, Wachovia Bank N.A. SPA) (Radian) (AA)(a)
	470,000	4.200	10/01/11	471,311
	Erie County GO Bonds Refunding Series 2005 D-1 (MBIA) (AA/A2)
	300,000	5.000	06/01/21	282,948
	Erie County Industrial Development Agency School Facility RB Residuals Series 2008 2490-1 (FSA) (AAA)(b)
	250,000	3.430	05/01/26	265,190
	Erie County Industrial Development Agency School Facility RB Residuals Series 2008 2490-2 (FSA) (AAA)(b)
	250,000	3.430	05/01/29	268,990
	Long Island Power Authority Electric Systems RB Refunding Series 2006 D (A-/A3)
	200,000	4.000	09/01/10	203,162
	Long Island Power Authority Electric Systems RB Series 2006 C (A-/A3)
	1,000,000	5.000	09/01/35	869,860
	Metropolitan Transportation Authority RB Refunding Series 2005 F (A/A2)
	500,000	5.000	11/15/30	447,620
	Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/Baa1)
	580,000	5.000	08/01/12	586,397
	300,000	5.000	08/01/22	274,428
	New York City Industrial Development Agency RB for Queens Baseball Stadium-Pilot Series 2006 (AMBAC) (AA/Aa3)
	500,000	5.000	01/01/19	501,300
	500,000	5.000	01/01/36	436,625
	New York City Industrial Development Agency RB for Yankee Stadium-Pilot Series 2006 (MBIA) (AA/A2)
	500,000	5.000	03/01/36	434,585
	New York City Industrial Development Agency RB Refunding for Polytechnic University Project Series 2007 (ACA) (BB+)
	250,000	5.000	11/01/11	251,475
	New York City Municipal Water Finance Authority RB Refunding for Fiscal 2008 Series 2007 A (AAA/Aa2)
	500,000	5.000	06/15/38	466,340
	New York City Municipal Water Finance Authority RB Refunding for Second General Resolution Series 2007 AA (AA+/Aa3)
	500,000	5.000	06/15/37	461,975
	New York GO Bonds Refunding Series 2007 A-1 (AA/Aa3)
	750,000	5.000	08/01/20	737,468

	New York GO Bonds Series 2003 D (AA/Aa3)
	$520,000	5.250	10/15/18	529,412
	New York Local Government Assistance Corp. RB for Series 2008 C (AAA)(c)
	1,000,000	5.000	04/01/16	1,067,540
	New York State Dormitory Authority Lease RB for Municipal Health Facilities Subseries 2001-2-3 (BHAC-CR) (AAA/Aaa)
	1,000,000	5.000	01/15/26	947,160
	New York State Dormitory Authority RB for New York University 5th General Residence Series 2008 B (AA-)(c)
	1,000,000	5.000	07/01/21	975,090
	New York State Dormitory Authority RB Non State Supported Debt for Kaleida Hospital Series 2006 (FHA) (AA)
	260,000	4.000	08/15/14	248,485
	New York State Dormitory Authority RB Non State Supported Debt for Memorial Sloan Kettering Subseries 2008 A2 (AA/Aa2)(c)
	500,000	5.000	07/01/14	523,835
	New York State Dormitory Authority RB Non State Supported Debt for New York University Hospitals Center Series 2006 A (BB/Ba2)(c)
	500,000	5.000	07/01/13	497,460
	New York State Dormitory Authority RB Non State Supported Debt for New York University Series 2007 A (AMBAC) (Aa3)
	1,000,000	5.000	07/01/20	1,011,220
	New York State Dormitory Authority RB Non State Supported Debt for North Shore Long Island Jewish Obligation Group Series 2007 A (A3)
	1,000,000	5.000	05/01/19	984,640
	New York State Dormitory Authority RB Non State Supported Debt for Residential Institution for Children’s Hospital Series 2008 A-1 (SONYMA) (Aa1)
	500,000	5.000	06/01/33	440,440
	New York State Dormitory Authority RB Refunding for Interfaith Medical Center Series 2007 (AA-)
	850,000	4.750	02/15/12	874,718
	New York State Dormitory Authority State Personnel Income Tax RB Refunding for Education Series 2005 B (AMBAC) (AAA/Aa3)
	2,725,000	5.500	03/15/29	2,731,567
	New York State Dormitory Authority State Personnel Income Tax RB for Education Series 2007 A (AAA)
	750,000	5.000	03/15/19	772,905

	New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Funding Series 2007 D (AAA/Aaa)
	600,000	5.000	03/15/20	613,452

	New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
	325,000	5.250	11/15/20	332,335
	New York State Power Authority RB Refunding Series 2007 C (MBIA) (AA/Aa2)
	550,000	5.000	11/15/21	553,174

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
	New York – (continued)

	New York State Thruway Authority Highway & Bridge Gen RB Refunding Series 2007 H (FGIC) (AA-/Aa3)
$	$1,000,000	5.000%	01/01/32	$935,150
	New York State Thruway Authority Highway & Bridge Second Gen RB Series 2007 A (AMBAC-TCRS-BNY) (AA)
	500,000	5.000	04/01/21	501,025
	New York State Urban Development Corp. RB for State Personnel Income Tax Series 2005 A-1 (AMBAC) (AAA/Aa3)
	1,000,000	5.000	12/15/23	985,280
	Oneida County Industrial Development Agency RB for Hamilton College Civic Facilities Series 2008 (Aa2)
	300,000	5.000	09/15/14	320,652
	Sales Tax Asset Receivables Corp. RB Series 2004 A (MBIA) (AAA/Aa3)
	335,000	5.250	10/15/19	347,425
	Saratoga County Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
	725,000	5.000	12/01/08	726,058
	300,000	5.000	12/01/14	298,410
	Seneca County Industrial Development Agency Civic Facilities RB Refunding for New York Chiropractic College Series 2007 (BBB)
	500,000	5.000	10/01/27	432,565
	Suffolk County Industrial Development Agency Continuing Care Retirement RB Refunding for Jeffersons Ferry Project Series 2006 (BBB-)
	250,000	5.000	11/01/12	248,445
	Tobacco Settlement Financing Corp. for New York Asset Backed Bonds RB Series 2003 A-1 (AA-/A1)
	2,750,000	5.500	06/01/18	2,818,365
	Triborough Bridge & Tunnel Authority RB Series 2008 C (AA-/Aa2)
	1,600,000	5.000	11/15/27	1,538,944

				30,067,036

	Guam – 1.0%
	Guam Economic Development & Commerce Authority Tobacco Settlement Asset Backed RB Series 2007 (BBB+)
	235,000	5.250	06/01/32	204,685
	250,000	5.625	06/01/47	216,348

				421,033

	Puerto Rico – 9.8%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)
	150,000	6.000	07/01/38	144,554
	150,000	6.000	07/01/44	144,234
	Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)(d)
	150,000	0.000	07/01/24	120,092
	Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (AA/Aa3)(e)
	225,000	2.400	07/01/45	138,199

	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University Systems Project Series 2006 (BBB-)
$	$225,000	5.000%	03/01/09	$226,143
	Puerto Rico Infrastructure Financing Authority Special Tax Refunding Series 2005 C (AMBAC) (AA/Aa3)
	500,000	5.500	07/01/24	470,175
	Puerto Rico Public Buildings Authority RB for Government Facilities Series 2004 I (COMWLTH GTD) (BBB-/Baa3)(c)
	750,000	5.375	07/01/14	804,795
	Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Mandatory Tender Refunding Series 2004 A (LOC – Government Development Bank of Puerto Rico) (BBB-/Ba1)(a)
	1,000,000	5.750	02/01/12	1,010,750
	University of Puerto Rico RB Refunding Series 2006 P (BBB-/Baa2)
	230,000	5.000	06/01/13	232,364
	1,000,000	5.000	06/01/19	942,800

				4,234,106

	U.S. Virgin Islands – 3.7%
	Virgin Islands Public Finance Authority Senior Lien Matching Fund Loan RB Series 2004 A (BBB)
	700,000	5.000	10/01/10	714,504
	500,000	5.000	10/01/14	499,485
	Virgin Islands Water & Power Authority RB Series 2007 A (BBB-/Baa3)
	500,000	5.000	07/01/31	413,045

				1,627,034

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $38,839,493)			$36,349,209

Short-Term Investments – 14.5%

	New York – 14.5%
	Long Island Power Authority New York Electric Systems VRDN RB RMKT 05/23/03 Series 1998 Subseries 3B (LOC - WestLB AG ) (A-1+/VMIG1)(e)
	$100,000	5.200%	10/01/08	$100,000
	Nassau County Industrial Development Agency VRDN RB for Cold Spring Harbor Laboratories RMKT Series 2008 (AA-/VMIG1)(e)
	500,000	4.150	10/01/08	500,000
	New York City Industrial Development Agency VRDN RB for Liberty One Bryant Park LLC Series 2004 1-B (LOC - 50% Bank Of America N.A., 50% Citibank N.A.) (A-1+//VMIG1)(e)
	1,200,000	4.500	10/01/08	1,200,000
	New York City Municipal Water Finance Authority VRDN RB for Second General Resolution Series 2005 AA-2 (A-1+/VMIG1)(e)
	200,000	4.500	10/01/08	200,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)
New York – (continued)

New York City Municipal Water Finance Authority VRDN RB for Subseries 2008 B-2 (A-1+/VMIG1)(e)
200,000	4.150	10/01/08	200,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-3 Subseries 3-H (A-1+/VMIG1)(e)
$1,000,000	5.000%	10/01/08	$1,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Subseries 2002-C5 (A-1+/VMIG1)(e)
200,000	5.000	10/01/08	200,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1C (LIQ - JPMorgan Chase Bank) (A-1+/VMIG1)(e)
100,000	5.000	10/01/08	100,000
New York City Trust for Cultural Resources VRDN RB Refunding for American National Cultural Museum Series 2008 A-1 (A-1+/VMIG1)(e)
800,000	4.500	10/01/08	800,000
New York City VRDN GO Bonds for Subseries 1993 A-8 (LOC - JP Morgan Chase Bank) (A-1+/VMIG1)(e)
300,000	5.200	10/01/08	300,000
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (A-1+/VMIG1)(e)
1,300,000	4.150	10/01/08	1,300,000
New York State Environmental Facilities Corp. VRDN RB Refunding for General Electric Company RMKT 3/17/2005 Series 1987 A (A-1+/P-1)(e)
300,000	5.200	10/01/08	300,000
Tompkins County Industrial Development Agency VRDN RB for Cornell University Civic Facilities Series 2008 A-1 (A-1+/VMIG1)(e)
100,000	4.150	10/01/08	100,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,300,000)			$6,300,000

TOTAL INVESTMENTS — 98.3%
(Cost $45,139,493)			$42,649,209

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.7%			759,484

NET ASSETS — 100.0%			$43,408,693

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Inverse variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(c)	Prerefunded security. Maturity date disclosed is prerefunding date.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BHAC-CR	—	Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
BNY	—	Insured by the Bank of New York Mellon Corp.
COMWLTH GTD	—	Commonwealth Guaranteed
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Insured by Federal Housing Administration
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
LOC	—	Line of Credit
LIQ	—	Liquidity Agreement
MBIA	—	Insured by Municipal Bond Investor Assurance
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
SONYMA	—	Insured by State of New York Mortgage Agency
SPA	—	Stand-by Purchase Agreement
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments
September 30, 2008 (Unaudited)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Municipal Debt Obligations – 89.3%

	Alabama – 2.6%
	Alabama Agricultural & Mechanical University RB Series 1998 (MBIA) (AA/A2)
$	$1,000,000	4.550%	11/01/09	$1,016,940
	Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)
	2,035,000	5.000	12/01/11	2,006,856
	Birmingham Waterworks & Sewer Board RB Series 2002 B (MBIA) (AAA/A2)(a)
	5,000,000	5.000	01/01/13	5,323,650
	Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
	600,000	5.000	11/15/09	610,740
	Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (BBB/B3)
	3,500,000	5.250	01/01/11	3,328,605

				12,286,791

	Arizona – 1.9%
	Arizona Health Facilities Authority RB for Banner Health Series 2007 B (AA-)(b)
	2,150,000	2.680	01/01/37	1,363,745
	Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A(b)(c)
	2,500,000	8.960	02/02/15	2,260,825
	Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Improvement Series 2007 A (AMBAC) (AA/Aa3)
	1,000,000	5.250	01/01/10	1,025,130
	1,160,000	5.250	01/01/11	1,208,998
	1,225,000	5.250	01/01/12	1,286,299
	Pinal County Arizona IDA RB for Correctional Facilities Contract Florence West Prison Project Series 2006 A (ACA) (BBB)
	750,000	4.500	10/01/09	751,658
	Queen Creek Arizona Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)
	1,000,000	5.000	01/01/09	1,000,360

				8,897,015

	Arkansas – 1.5%
	Arkansas State GO Federal Highway Series 2001 A (AA/Aa2)
	5,000,000	5.250	08/01/12	5,183,950
	Springdale Arkansas Sales & Use Tax RB Series 2004 (MBIA) (A2)
	945,000	4.000	07/01/10	955,716
	Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa1)
	1,000,000	5.000	02/01/11	1,011,530

				7,151,196

	California – 5.7%
	Adelanto Public Financing Authority RB Refunding Series 2006
	1,460,000	4.050	09/15/11	1,438,450

	California Health Facilities Financing Authority RB for Catholic Healthcare West Unrefunded Balance Series 2004 H (A/A2)(c)
	3,785,000	4.450	07/01/11	3,754,417
	California Infrastructure & Economic Development Bank Variable RB for J Paul Getty-A-RMKT 08/02/06 Series 2003 B (AAA/Aaa)(c)
	4,650,000	3.900	12/01/11	4,761,042
	California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Project Series 1998 B (BBB)(c)
	1,200,000	4.000	06/01/10	1,192,716
	Coachella Valley California Water District Improvement Bond Act of 1913/1915 Limited Obligation Improvement Assessment District 70 Series 2006
	100,000	4.100	09/02/09	100,291
	100,000	4.350	09/02/11	98,866
	Del Mar Race Track Authority RB Series 2005 (BBB-)
	600,000	5.000	08/15/09	603,708
	Foothill-De Anza Community College District GO Bonds Series 2007 A (AMBAC) (AA/Aa1)
	2,070,000	4.000	08/01/11	2,122,826
	Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (ETM) (AAA/Aaa)
	2,000,000	5.000	06/01/10	2,061,960
	Kings River Conservation District COPS for Peaking Project Series 2004 (Baa1)
	300,000	5.000	05/01/11	310,242
	300,000	5.000	05/01/12	310,404
	Richmond Joint Powers Financing Authority RB Refunding for Lease Civic Center Project Series 2007 (AMBAC) (AA)(c)
	1,475,000	4.125	11/25/09	1,475,354
	Sacramento County Sanitation District Financing Authority Variable RB Refunding for Sacramento County Regional Series 2007 B (FGIC) (AA/Aa3)(b)
	1,650,000	2.413	12/01/35	1,053,558
	Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(a)
	4,590,000	5.250	06/01/12	4,925,575
	Tobacco Securitization Authority of Southern California Tobacco Settlement RB Senior Series 2006 A-1 (BBB/Baa3)
	470,000	4.750	06/01/25	401,606
	Vernon Natural Gas Financing Authority RB for Vernon Gas Project Subseries 2006 A-3 (MBIA) (AA/A2)(c)
	1,890,000	5.000	08/03/09	1,890,643

				26,501,658

	Colorado – 0.9%
	Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
	400,000	4.500	12/01/08	399,944
	500,000	4.500	12/01/09	499,135
	500,000	5.000	12/01/10	503,220

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Colorado – (continued)

Colorado Health Facilities Authority RB for Evangelical Lutheran Series 2005 (A-/A3)
$275,000	5.000%	06/01/09	$278,888
E-470 Public Highway Authority RB Series 2007 B-2 (MBIA) (AA/A2)(c)
2,500,000	5.000	09/02/11	2,510,625

			4,191,812

Delaware – 0.1%
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
605,000	5.000	06/01/09	607,541

Florida – 5.6%
Broward County Florida Resource Recovery RB Refunding for Wheelabrator Series 2001 A (AA/A3)
4,000,000	5.375	12/01/10	4,050,640
Broward County School Board COPS Series 2002 B (FSA) (AAA/Aaa)(a)
4,105,000	5.375	07/01/11	4,373,221
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA)(a)(d)
5,000,000	8.950	10/01/12	6,084,150
Florida Hurricane Catastrophe RB Series 2008 A (AA-/Aa3)
3,000,000	5.000	07/01/13	3,040,200
Florida State Board of Education GO Bonds Series 2002 B (AAA/Aa1)
1,505,000	5.375	01/01/11	1,578,941
Halifax Hospital Medical Center Hospital RB for Refunding & Improvement Series 2006 A (BBB+)
1,000,000	5.000	06/01/13	990,520
855,000	5.000	06/01/14	839,259
Highlands County Florida Health Facilities Authority RB for Adventist Health/Sunbelt Hospital Series 2002 (A+/A1)(c)
2,450,000	3.950	09/01/12	2,399,505
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health Hospital Series 2005 B (A+/A1)
400,000	5.000	11/15/08	399,736
Meadow Pointe II Community Development District RB Refunding for Capital Improvement Series 2004 A (Baa3)
300,000	3.000	05/01/09	299,502
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 B
160,000	5.000	05/01/09	158,616
Miami-Dade County RB Refunding for Water and Sewer System Series 2008 B (FSA) (AAA/Aaa)
1,500,000	5.000	10/01/13	1,571,445
Tampa Palms Open Space & Transportation Community Development District Revenue for Special Assessment Refunding Capital Improvement Area 7 Project Series 2004 (MBIA) (AA/A2)
105,000	3.125	05/01/09	105,127

			25,890,862

Georgia – 3.9%
Albany-Dougherty County Hospital Authority RB for Regional Linked Stars and Cars Series 1993 (AMBAC) (AA/Aa3)
4,000,000	5.700	09/01/13	4,011,320
Banks County Georgia GO Bonds Series 2006 (AMBAC) (Aa3)
1,000,000	5.000	12/01/09	1,028,870
Burke County Development Authority Power PCRB for Georgia Power Company Plant Vogtle Project Fifth Series 1995 (A/A2)(c)
1,500,000	4.375	04/01/10	1,510,680
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
1,400,000	4.850	06/01/09	1,395,688
Fulton Dekalb Georgia Hospital Authority RB Refunding Certificates Series 2003 (FSA) (AAA/Aaa)
1,705,000	5.000	01/01/11	1,774,257
Monroe County Development Authority Pollution Control RB for Georgia Power Company Scherer First Series 1995 (A/A2)(c)
2,000,000	4.500	04/01/11	2,004,200
Municipal Electric Authority of Georgia RB for Combustion Turbine Project Series 2002 A (MBIA) (AA/A1)
5,000,000	5.250	11/01/13	5,277,150
Polk School District GO Bonds Capital Appreciation Series 2008 (AA+/Aa1)(e)
1,355,000	0.000	04/01/12	1,186,736

			18,188,901

Guam – 0.5%
Guam Education Financing Foundation COPS Public School Facilities Project Series 2006 A (A-)
1,080,000	5.000	10/01/08	1,080,000
1,030,000	5.000	10/01/12	1,057,347

			2,137,347

Idaho – 0.1%
Madison County Idaho Hospital COPS Refunding Series 2006 (BBB-)
250,000	4.375	09/01/10	247,490
425,000	5.000	09/01/11	423,729

			671,219

Illinois – 4.7%
Chicago Illinois GO Bonds for Lakefront Millennium Parking Facility Series 1999 (MBIA) (AA/A2)(a)
5,000,000	5.750	01/01/12	5,484,800
Chicago Illinois Park District Harbour Facilities RB for Airport and Marina Improvement Series 2000 (XLCA-ICR) (BBB-/A2)(a)
1,610,000	5.650	01/01/11	1,706,181
Chicago Illinois Park District Parking Facility RB Series 1999 (ACA) (Baa1)(a)
4,015,000	6.000	01/01/10	4,177,367
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)
300,000	5.000	11/15/11	296,160
1,070,000	6.250	11/15/13	1,085,590

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Illinois – (continued)

Illinois Educational Facilities Authority RB for University of Chicago-B-RMKT 07/02/07 Series 1998 B (AA/Aa1)(c)
$6,000,000	4.050%	07/01/09	$6,068,400
Illinois Health Facilities Authority RB for Delnor Hospital RMKT 06/04/08 Series 2003 A (FSA) (AAA/Aaa)
1,875,000	5.000	05/15/11	1,950,862
Illinois Municipal Electric Agency RB Refunding Series 2007 C (FGIC) (A+/A1)
1,200,000	5.000	02/01/11	1,243,116

			22,012,476

Indiana – 1.8%
Anderson Indiana RB Refunding for Improvement Anderson University Project Series 2007 (BBB-)
310,000	4.500	10/01/08	310,000
605,000	4.500	10/01/10	603,518
Indiana Health & Educational Facilities Financing Authority Hospital RB Refunding for Clarian Health Obligation Group Series 2006 B (A+/A2)
1,000,000	5.000	02/15/10	1,018,060
Indiana Transportation Finance Authority Highway RB Series 2000 (MBIA-IBC) (AA+/Aa2)(a)
3,600,000	5.500	12/01/10	3,810,852
Jasper County RB Refunding for Northern-B-RMKT 08/25/08 Series 1994 (MBIA) (AA/A2)
2,500,000	5.200	06/01/13	2,458,275

			8,200,705

Iowa – 0.3%
Iowa Finance Authority Health Facilities RB Refunding for Development Care Initiatives Project Series 2006 A (BBB-)
1,285,000	5.000	07/01/09	1,282,302

Kansas – 1.7%
Burlington Kansas Environmental RB Refunding for Kansas City Power & Light-A1-RMKT 04/08/08 Series 2007 (FGIC) (A/A3)(c)
2,000,000	5.125	04/01/11	2,028,240
Kansas State Development Finance Authority Health Facilities RB for Hays Medical Center, Inc. Series 2005 L (A2)
425,000	4.000	11/15/08	425,060
500,000	5.250	11/15/10	514,280
Kansas State Development Finance Authority RB for Public Water Supply Revolving Loan Fund Series 2004 (AAA/Aaa)
4,455,000	5.000	04/01/13	4,759,321
Lawrence Kansas Hospital RB for Lawrence Memorial Hospital Series 2006 (A3)
350,000	5.000	07/01/10	356,650

			8,083,551

Kentucky – 0.6%
Kentucky Rural Water Financial Corp. RB for Flexible Term Program Series 2007 C (AA-)
2,790,000	4.000	02/01/09	2,801,244

Louisiana – 2.0%
Livingston Parish Louisiana RB Certificates of Indebtedness Series 2005
2,500,000	4.750	05/01/15	2,480,425
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (Baa2)
440,000	5.000	07/01/10	449,178
350,000	5.000	07/01/12	360,318
Louisiana Public Facilities Authority RB for Hurricane Recover Program Series 2007 (AMBAC) (AA/Aa3)
2,030,000	4.000	06/01/12	2,051,985
Louisiana State GO Bonds Series 2000 A (FGIC) (AAA/A1)(a)
3,000,000	5.250	11/15/10	3,156,900
Morehouse Parish PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
800,000	5.250	11/15/13	767,120

			9,265,926

Maryland – 4.3%
Anne Arundel County Maryland RB Series 2002 (AAA)(a)
3,270,000	5.250	03/01/12	3,499,096
County of Montgomery GO Bonds for Construction Public Improvement Series 2001 (AAA/Aaa)(a)
5,000,000	4.750	02/01/11	5,267,250
Maryland State GO Bonds for Facilities Loan-Second Series 2008 (AAA/Aaa)
5,000,000	5.000	07/15/12	5,329,100
Maryland State GO Bonds Refunding Series 2004 (AAA/Aaa)
5,225,000	5.000	02/01/12	5,543,203
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)
200,000	4.000	07/01/09	199,496

			19,838,145

Massachusetts – 1.1%
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (BBB+)
445,000	5.000	08/15/10	456,129
780,000	5.000	08/15/11	794,539
465,000	5.000	08/15/12	469,855
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
2,000,000	5.250	07/01/09	2,024,320
Massachusetts State Health & Educational Facilities Authority RB for Milford Regional Medical Center Series 2007 E (BBB-/Baa3)
350,000	5.000	07/15/09	350,266
500,000	5.000	07/15/10	499,205
285,000	5.000	07/15/11	283,082

			4,877,396

Michigan – 2.0%
Michigan State Building Authority RB Refunding for Facilities Program Series 2002 III (ETM) (A+/A1)
3,595,000	5.000	10/15/10	3,754,582

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Michigan – (continued)

Michigan State Hospital Finance Authority RB Refunding for Botsford Hospital Obligations Series 1998 A (MBIA) (AAA/A2)
$2,510,000	4.850%	02/15/10	$2,558,468
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2006 A (A/A1)
400,000	5.000	11/15/08	400,560
500,000	5.000	11/15/10	511,150
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BB+/Baa3)
250,000	5.000	06/01/09	249,053
845,000	5.000	06/01/10	834,243
980,000	5.000	06/01/12	940,996

			9,249,052

Minnesota – 0.9%
Minnesota State GO Bonds Series 2008 C (AAA/Aa1)
3,850,000	5.000	08/01/12	4,100,481

Mississippi – 0.8%
Jackson State University Educational Building Corp. RB for Campus Facilities Project Series 2008 (Aa3)(c)
2,500,000	5.000	03/01/11	2,548,200
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Center Hospital Series 2006 A (BBB+)
1,105,000	4.000	12/01/08	1,104,315

			3,652,515

Missouri – 0.7%
Missouri State Development Financial Board Infrastructure Facilities Tax Allocation Independence-Centerpoint Project Series 2007 E (A+)
225,000	5.000	04/01/11	232,776
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for State Revolving Fund Program Series 2001 B (AAA/Aaa)
3,000,000	5.250	07/01/09	3,066,180

			3,298,956

Montana – 0.2%
Forsyth Montana PCRB Refunding Portland General Series 1998 A RMKT 05/01/03 (A/Baa1)(c)
1,000,000	5.200	05/01/09	1,005,100

Nevada – 1.3%
Clark County GO Bonds Series 2000 (MBIA) (AA+/Aa1)(a)
1,030,000	5.500	07/01/10	1,080,758
Henderson Nevada Local Improvement Special Assessment Refunding for District No. T-14 Senior Limited Obligation Series 2007 A (FSA) (AAA/Aaa)
1,350,000	4.250	03/01/10	1,380,456
1,455,000	4.250	03/01/11	1,501,764

North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006
295,000	4.350	12/01/09	290,519
590,000	4.600	12/01/11	573,415
645,000	4.700	12/01/12	620,664
570,000	4.800	12/01/14	532,927

			5,980,503

New Hampshire – 0.4%
New Hampshire Health & Education Facilities Authority Hospital RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
215,000	5.000	07/01/09	215,905
355,000	5.000	07/01/11	357,233
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
355,000	5.000	06/01/10	356,771
375,000	5.250	06/01/11	377,190
395,000	5.250	06/01/12	395,751

			1,702,850

New Jersey – 3.8%
Bayonne Redevelopment Agency RB Series 2007 A
1,000,000	5.000	04/11/09	1,006,340
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (BBB)(c)
500,000	6.850	12/01/09	509,700
New Jersey Health Care Facilities Financing Authority Department of Human Services RB for Greystone Park Psychiatric Hospital Series 2005 (AA-/A1)
2,000,000	5.000	09/15/10	2,043,140
New Jersey State Turnpike Authority Turnpike RB Series 2000 A (MBIA) (AAA/A2)(a)
1,750,000	5.750	01/01/10	1,818,740
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2001 C (FSA) (AAA/Aaa)
5,285,000	5.750	12/15/12	5,696,173
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2002 (AAA/Aaa)(a)
4,335,000	5.750	06/01/12	4,638,450
Tobacco Settlement Financing Corp. RB Series 2007 1A (BBB/Baa3)
2,500,000	4.500	06/01/23	2,053,125

			17,765,668

New York – 4.6%
Metropolitan Transportation Authority Dedicated Tax Fund RB Series 2004 A (MBIA) (AA/A1)
600,000	5.000	11/15/10	626,298
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/Baa1)
1,480,000	5.000	08/01/13	1,488,095

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
New York – (continued)

Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/Baa1)
$1,000,000	5.000%	08/01/12	$1,011,030
New York City Health & Hospital Corp. RB Refunding for Health System Series 2003 A (AMBAC) (AA/Aa3)
500,000	5.000	02/15/11	522,080
New York City Industrial Development Agency RB Refunding for Polytechnic University Project Series 2007 (ACA) (BB+)
1,630,000	5.000	11/01/11	1,639,617
New York GO Bonds Refunding Series 2002 C (AA/Aa3)
2,000,000	5.250	08/01/10	2,076,480
New York State Dormitory Authority RB for New York University Hospitals Center Series 2007 A (BB/Ba2)
1,000,000	5.000	07/01/09	1,004,280
1,000,000	5.000	07/01/11	1,006,800
New York State Dormitory Authority RB Pre-refunded for Mount Sinai Health Series 2000 A (A3)(a)
5,160,000	6.625	07/01/10	5,552,728
Saratoga County Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
250,000	5.000	12/01/08	250,365
Tobacco Settlement Financing Corp. RB Series 2003 B-1 (AA-/A1)
1,000,000	5.000	06/01/10	1,030,980
Triborough Bridge & Tunnel Authority RB Pre-refunded Series 2001 A (FGIC-TCRS ) (AAA/Aa2)(a)
5,000,000	5.000	01/01/12	5,303,550

			21,512,303

North Carolina – 1.8%
Albemarle Hospital Authority RB Refunding Series 2007 (BBB-)
250,000	4.250	10/01/09	248,800
270,000	5.000	10/01/10	270,761
North Carolina Eastern Municipal Power Agency Paver System RB Refunding Series 2008 A (BBB+/Baa1)
1,000,000	5.000	01/01/14	1,014,660
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (MBIA) (AA/A2)
1,000,000	5.500	01/01/14	1,061,520
North Carolina Municipal Power Agency No. 1 Catawba Electricity RB Series 2008 C (A-/A2)
5,395,000	5.250	01/01/13	5,538,885

			8,134,626

Ohio – 0.8%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
1,945,000	5.125	06/01/24	1,653,075

Cleveland City RB for Sub Lien-Police & Fire Pension Series 2008 (AA)
2,000,000	5.000	05/15/12	2,099,620

			3,752,695

Oklahoma – 0.9%
Oklahoma County Finance Authority Educational Facilities Lease RB for Western Heights Public Schools Project Series 2006 (Assured GTY) (AAA)
1,390,000	5.000	09/01/10	1,451,508
Oklahoma Development Finance Authority Hospital RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
700,000	4.250	12/01/09	697,536
730,000	4.375	12/01/10	723,218
Oklahoma Development Finance Authority RB for Master Oklahoma State System Higher Education Series 2008 A (AA/A1)
1,340,000	5.000	06/01/13	1,401,037

			4,273,299

Oregon – 0.6%
Klamath Falls Oregon Intercommunity Hospital Authority RB Pre-refunding for Merle West Medical Center Project Series 2002 (BBB)(a)
550,000	5.800	09/01/12	605,952
520,000	5.900	09/01/12	574,792
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BBB)
400,000	5.500	09/01/11	406,312
550,000	5.600	09/01/12	559,416
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BBB)
325,000	5.800	09/01/14	331,367
305,000	5.900	09/01/15	310,563

			2,788,402

Pennsylvania – 4.7%
Allegheny County Hospital Development Authority RB for University of Pittsburg Medical Center Series 2003 B (AA-/Aa3)
3,000,000	5.000	06/15/10	3,078,000
Allegheny County Redevelopment Authority for Tax Increment Refunding Waterfront Project Series 2007 A (A-)
1,255,000	5.000	12/15/10	1,296,892
1,300,000	4.250	12/15/12	1,310,387
Carbon County Hospital Authority RB Refunding for Gnaden Hutten Memorial Hospital Series 2000 (AMBAC) (AA/Aa3)
1,000,000	5.400	11/15/14	1,042,180
Montgomery County Higher Education & Health Authority Hospital RB for Abington Memorial Hospital Series 1998 A (AMBAC) (AA/Aa3)
3,775,000	4.800	06/01/10	3,816,902
3,480,000	4.900	06/01/11	3,518,837
3,370,000	5.000	06/01/12	3,407,778

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Pennsylvania – (continued)

Pennsylvania State Higher Educational Facilities Authority State System RB Series 2006 AE (MBIA) (AA-/Aa3)
$1,895,000	5.000%	06/15/09	$1,927,992
2,340,000	5.000	06/15/12	2,473,193

			21,872,161

Puerto Rico – 4.3%
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
5,000,000	5.000	12/01/09	5,061,600
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Mandatory Tender Refunding Series 2004 A (LOC – Government Development Bank of Puerto Rico) (BBB-/Ba1)(c)
4,700,000	5.750	02/01/12	4,750,525
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC - Government Development Bank for Puerto Rico) (FGIC ) (BBB-/Ba1)(c)
10,000,000	5.250	02/01/12	10,002,300
Puerto Rico Public Financial Corp. RB for Commonwealth Appropriation Series 2004 A (LOC - Government Development Bank of Puerto) (MBIA) (AA/A2)(c)
275,000	5.250	02/01/12	275,063

			20,089,488

Rhode Island – 1.2%
Rhode Island Health & Educational Building Corp. RB for Higher Educational Facilities Rhode Island University Series 2000 B (AMBAC) (AA/Aa3)(a)
5,000,000	5.700	09/15/10	5,341,300

South Carolina – 2.1%
Greenville County Tourism Public Facilities Corp. COPS for Greenville Hospitality Tax Series 2008 (MBIA) (AA/A2)
1,225,000	4.000	04/01/10	1,242,236
1,075,000	4.000	04/01/11	1,098,574
Lexington One School Facilities Corp. Installment Purchase RB for Lexington County School District No. 1 Series 2006 (A1)
500,000	5.000	12/01/10	516,935
South Carolina Jobs-Economic Development Authority RB Refunding for Improvement of Palmetto Series 2003 C (ACA-CBI)
3,195,000	5.500	08/01/09	3,259,156
Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)
3,355,000	6.000	05/15/22	3,491,750

			9,608,651

Tennessee – 3.1%
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Series 2006 A (BBB+/Baa1)
665,000	4.500	07/01/10	660,012
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (MBIA) (AA/A1)
4,430,000	5.000	10/01/11	4,670,239

Metropolitan Government Nashville & Davidson County GO Bonds for Metropolitan Government Nashville & Davidson County Improvement Series 2001 A (FGIC) (AA/Aa2)(a)
5,000,000	5.500	10/15/11	5,370,300
Shelby County Health Educational & Housing Facilities Board RB for Baptist Memorial Healthcare Series 2004 A (AA)(b)
3,820,000	5.000	09/01/20	3,820,000

			14,520,551

Texas – 9.9%
Austin Texas Convention Enterprises, Inc. Convention Center RB Refunding First Tier Series 2006 A (XLCA) (BBB-/Baa3)
300,000	5.250	01/01/10	303,906
Bell County GO Bonds Limited Tax Series 2008 (AA/Aa3)
500,000	4.000	02/15/11	511,785
500,000	4.000	02/15/12	511,690
Cypress-Fairbanks Independent School District GO Bonds Refunding for Capital Appreciation Series 1993 A (PSF-GTD) (AAA/Aaa)(e)
7,500,000	0.000	02/15/12	6,611,625
Dallas County Texas Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 A (AMBAC) (AA/Aa3)
960,000	4.000	02/15/10	968,496
835,000	4.000	02/15/11	841,730
Harris County RB Refunding for Tax and Sub Lien Series 2004 B (FSA) (AAA/Aaa)(c)
5,500,000	5.000	08/15/12	5,814,050
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
2,450,000	5.500	05/15/14	2,617,874
Lubbock GO Certificates for Texas Waterworks System Series 2008 (FSA) (AAA/Aaa)
1,500,000	5.000	02/15/12	1,582,035
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(c)
5,000,000	5.125	06/01/11	5,024,950
Mesquite Texas Health Facility Development Corp. RB for Christian Care Retirement Facility Series 2005 (BBB-)
395,000	5.000	02/15/09	395,770
610,000	5.000	02/15/10	612,440
North Texas Tollway Authority BANS Series 2007 (SP-1/MIG1)
775,000	4.125	11/19/08	775,961
North Texas Tollway Authority RB Refunding System First Tier Series 2008 E-2 (A-/A2)(c)
4,000,000	5.250	01/01/12	4,047,200
North Texas Tollway Authority RB Refunding System First Tier Series 2008 H (A-/A2)(c)
4,000,000	5.000	01/01/13	3,981,560
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (BBB+/A3)
3,960,000	5.000	10/01/08	3,960,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Texas – (continued)

Tarrant County GO Bonds Limited Tax Series 2008 (AAA/Aaa)
$3,110,000	5.000%	07/15/13	$3,322,133
Texas State GO Bonds Refunding for Public Finance Authority Series 2008 A (AA/Aa1)
3,750,000	5.000	10/01/11	3,962,138

			45,845,343

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan RB Series 2004 A (BBB)
1,525,000	5.000	10/01/10	1,556,598

Virginia – 1.9%
Fairfax County Virginia Economic Development Authority Lease RB for Public Uses Complex Project Series 2006 (AA+/Aa1)
2,650,000	5.000	05/15/10	2,752,979
Louisa IDA PCRB for Virginia Electric & Power Co. RMKT 11/08/02 Series 1985 (A-/Baa1)
2,500,000	5.250	12/01/08	2,507,125
Rappahannock Virginia Regional Jail Authority Facilities RB GANS Series 2006 (MIG1)
2,500,000	4.250	12/01/09	2,504,175
Tobacco Settlement Financing Corp. RB Asset Backed Bonds Series 2005 (AAA/Aaa)
1,069,000	4.000	06/01/13	1,077,659

			8,841,938

Washington – 3.4%
Grant County Public Utility District No. 2 Priest Rapids RB Refunded Series 2001 H (FSA) (AAA/Aaa)
3,000,000	5.375	01/01/12	3,159,630
King County Washington Public Hospital District No. 2 GO Bonds Refunding & Improvement for Evergreen Healthcare Series 2006 (MBIA) (AA/A1)
1,000,000	4.000	12/01/10	1,021,370
Seattle City RB Refunding for Improvement Series 2001 (FSA) (AAA/Aaa)
3,000,000	5.500	03/01/15	3,106,530
Washington State GO Bonds for Various Purposes Series 2008 C (AA+/Aa1)
3,400,000	4.000	01/01/12	3,480,954
Washington State GO Bonds Refunding for Various Purposes Series 2005 R-A (AMBAC) (AA+/Aa1)
3,500,000	5.000	01/01/13	3,712,310
Washington State GO Bonds Series 2000 B (AAA/Aa1)(a)
1,225,000	6.000	01/01/10	1,278,386

			15,759,180

Wisconsin – 0.3%
Badger Power Marketing Authority, Inc. Transmission Delivery Facilities RB Series 1993 Prerefunded (ETM) (AMBAC) (AAA/Aa3)
55,000	5.300	10/01/08	55,000

Badger Power Marketing Authority, Inc. Transmission Delivery Facilities RB Series 1993 Unrefunded Balance (AMBAC) (AAA/Aa3)
265,000	5.300	10/01/08	265,000
Wisconsin Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
715,000	4.000	05/01/09	712,362
Wisconsin Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
125,000	4.125	05/15/09	124,668
260,000	4.125	05/15/10	257,171
Wisconsin Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
105,000	4.125	05/15/10	103,857

			1,518,058

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $416,846,551)			$415,055,805

Other Municipals – 4.5%

MMA Financial CDD Senior Securitization Trust RB for Various States Bartram Springs Passthru Series 2003 B (LOC-Compass Bank) (Aa3)(d)
$5,906,020	3.375%	11/01/08	$5,900,055
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (A3)(c)(d)
2,000,000	4.950	09/30/12	1,984,300
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 Class A (Aa3)(d)
9,733,000	4.050	05/04/10	9,835,196
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2006 Class A (A1)(d)
2,956,000	4.220	11/02/10	3,014,411

TOTAL OTHER MUNICIPALS
(Cost $20,613,227)			$20,733,962

Short-Term Investments – 3.9%

Municipal Debt Obligations – 3.9%
Alaska – 0.2%
Valdez City AK VRDN RB Refunding for BP Pipeline Company Project Series 1993 B (A-1+/VMIG1)(b)
$500,000	4.000%	10/01/08	$500,000
Valdez City AK VRDN RB Refunding for Exxon Pipeline Company Project Series 1993 B (A-1+/VMIG1)(b)
700,000	3.900	10/01/08	700,000

			1,200,000

Delaware – 0.1%
University of Delaware VRDN RB Series 2004 B (A-1+)(b)
300,000	4.250	10/01/08	300,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)
Delaware – (continued)

Kansas – 0.1%
Kansas Development Finance Authority VRDN RB for Sisters Charity Series 2006 C (A-1+/VMIG1)(b)
$300,000	4.250%	10/01/08	$300,000

Mississippi – 0.2%
Mississippi Business Finance Commission VRDN RB for Chevron USA, Inc. Project Series 2007 A (A-1+/VMIG1)(b)
700,000	4.500	10/01/08	700,000
Mississippi Business Finance Corp. Mississippi Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 B (A-1+/VMIG1)(b)
200,000	4.500	10/01/08	200,000

			900,000

New Hampshire – 1.4%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 B (A-1+/VMIG1)(b)
5,700,000	4.350	10/01/08	5,700,000
New Hampshire Health & Education Facilities Authority VRDN RB for University of New Hampshire RMKT 04/01/08 Series 2005 B (VMIG1)(b)
850,000	4.750	10/01/08	850,000

			6,550,000

New York – 1.4%
New York City Industrial Development Agency VDRN RB for Liberty One Bryant Park LLC Series 2004 1-B (LOC - Bank Of America N.A.) (A-1+/VMIG1)(b)
200,000	4.500	10/01/08	200,000
New York City Municipal Water Finance Authority VRDN RB for Second Generation Resolution Series 2005 BB-1 (A-1/VMIG1)(b)
1,900,000	5.200	10/01/08	1,900,000
New York City Municipal Water Finance Authority VRDN RB for Second Generation Resolution Series 2006 CC-1 (A-1+/VMIG1)(b)
100,000	4.500	10/01/08	100,000
New York City Municipal Water Finance Authority VRDN RB for Subseries 2008 B-2 (A-1+/VMIG1)(b)
700,000	4.150	10/01/08	700,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1-D (LIQ - Landesbank Hessen-Thuringen) (A-1+/VMIG1)(b)
1,800,000	4.150	10/01/08	1,800,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002-3 3-H (A-1+/VMIG1)(b)
400,000	5.000	10/01/08	400,000
New York City VRDN GO Subseries 1993 A-7 (LOC - Morgan Guaranty Trust) (A-1+/VMIG1)(b)
1,000,000	4.150	10/01/08	1,000,000
New York City VRDN Subseries 2005 E E-2 (LOC - Bank of America N.A.) (A-1+/VMIG1)(b)
300,000	4.500	10/01/08	300,000

			6,400,000

Rhode Island – 0.2%
Rhode Island Industrial Facilities Corp. VRDN RB Refunding for Exxon Mobil Project Series 2001 (A-1+/VMIG1)(b)
900,000	3.900	10/01/08	900,000

Texas – 0.3%
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for Exxonmobil Project Series 2001 A (A-1+/VMIG1)(b)
600,000	3.900	10/01/08	600,000
Texas Water Development Board VRDN RB Refunding for State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(b)
989,000	5.000	10/01/08	989,000

			1,589,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,139,000)			$18,139,000

TOTAL INVESTMENTS – 97.7%
(Cost $455,598,778)			$453,928,767

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			10,807,947

NET ASSETS – 100.0%			$464,736,714

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2008.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $26,818,112, which represents approximately 5.8% of net assets as of September 30, 2008.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Investment Abbreviations:
ACA	—	Insured by American Capital Access
ACA-CBI	—	American Capital Access – Certificate of Bond Insurance
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
Assured GTY	—	Assured Guaranty Ltd.
BANS	—	Bond Anticipation Notes
CDD	—	Community Development District
CIFG	—	CIFC Assurance North America, Inc.
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Financial Guaranty Insurance Co. – Transferable Custodial Receipts
FSA	—	Insured by Financial Security Assurance Co.
GANS	—	Grant Anticipation Notes
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investor Assurance
MBIA-IBC	—	Insured by Municipal Bond Investor Assurance – Insured Bonds Certificates
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. – Insured Custodial Receipts

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2008 (Unaudited)

California
AMT-Free
Municipal Fund

Assets:

Investment in securities, at value (identified cost $70,105,790, $4,703,016,219, $663,281,141, $45,139,493 and $455,598,778, respectively)	$65,702,477
Cash	990,822
Receivables:
Investment securities sold	1,420,750
Interest, net of allowances	835,922
Fund shares sold	13,856
Reimbursement from investment adviser	13,505
Due from broker(a)	—
Other assets	204

Total assets	68,977,536

Liabilities:

Payables:
Fund shares redeemed	2,939,417
Investment securities purchased	517,285
Income distribution	88,055
Amounts owed to affiliates	46,607
Accrued expenses	84,593

Total liabilities	3,675,957

Net Assets:

Paid-in capital	$71,142,094
Accumulated undistributed (distributions in excess of) net investment income	12,380
Accumulated net realized loss from investment transactions	(1,449,582)
Net unrealized loss on investments	(4,403,313)

NET ASSETS	$65,301,579

Net Assets:
Class A	$58,423,974
Class B	—
Class C	649,377
Institutional	6,228,228
Service	—

Total Net Assets	$65,301,579

Shares outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	6,321,099
Class B	—
Class C	70,215
Institutional	673,268
Service	—

Net asset value, offering and redemption price per share:(b)
Class A	$9.24
Class B	—
Class C	9.25
Institutional	9.25
Service	—

(a)	Represents restricted cash on deposit with the counterparties as collateral for swaps for the Municipal Income and Short Duration Tax-Free Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of Short Duration Tax-Free Fund (NAV per share multiplied by 1.0204) is $10.33 and for Class A Shares of California AMT-Free Municipal, High Yield Municipal, Municipal Income and New York AMT-Free Municipal Funds (NAV per share multiplied by 1.0471) is $9.68, $9.30, $14.45 and $9.81, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

		New York
High Yield	Municipal	AMT-Free	Short Duration
Municipal Fund	Income Fund	Municipal Fund	Tax-Free Fund

$3,932,752,096	$619,941,330	$42,649,209	$453,928,767
5,108,551	4,511,671	307,866	2,077,830

30,265,068	2,679,920	10,000	1,686,142
81,386,113	9,493,147	507,536	5,782,815
19,599,212	361,062	20,689	3,362,604
—	40,217	33,680	20,982
—	8,835	—	53,803
17,685	1,673	86	439

4,069,128,725	637,037,855	43,529,066	466,913,382

56,347,395	4,917,615	321	1,600,119
—	1,000,000	—	—
4,659,004	797,782	25,387	255,542
2,781,959	428,587	24,575	219,108
235,801	88,669	70,090	101,899

64,024,159	7,232,653	120,373	2,176,668

$5,277,712,350	$695,207,512	$45,970,802	$478,865,701
15,817,844	(26,285)	(11,116)	137,408
(518,161,505)	(22,036,214)	(60,709)	(12,596,384)
(770,264,123)	(43,339,811)	(2,490,284)	(1,670,011)

$4,005,104,566	$629,805,202	$43,408,693	$464,736,714

$1,979,564,224	$355,021,789	$20,450,481	$220,291,105
35,416,126	10,654,480	—	510,794
136,787,606	20,748,843	719,094	9,424,263
1,853,336,610	243,141,897	22,239,118	234,459,563
—	238,193	—	50,989

$4,005,104,566	$629,805,202	$43,408,693	$464,736,714

223,020,180	25,721,451	2,181,780	21,758,772
3,990,130	771,850	—	50,498
15,411,696	1,502,903	76,721	930,934
208,783,369	17,619,003	2,372,034	23,170,400
—	17,156	—	5,040

$8.88	$13.80	$9.37	$10.12
8.88	13.80	—	10.12
8.88	13.81	9.37	10.12
8.88	13.80	9.38	10.12
—	13.88	—	10.12

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

California
AMT-Free
Municipal Fund

Investment income:

Interest, net of allowances	$1,477,621

Expenses:

Management fees	152,052
Distribution and Service fees(a)	78,750
Transfer Agent fees(a)	40,978
Professional fees	48,708
Printing fees	13,894
Custody and accounting fees	13,098
Registration fees	16,087
Trustee fees	7,018
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Other	3,927

Total expenses	374,512

Less — expense reductions	(89,320)

Net expenses	285,192

NET INVESTMENT INCOME	1,192,429

Realized and unrealized loss from investment transactions:

Net realized loss from investment transactions	(254,218)
Net change in unrealized loss on investments	(2,656,299)

Net realized and unrealized loss from investment transactions	(2,910,517)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,718,088)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
California AMT-Free Municipal	$75,462	$—	$3,288	$39,240	$—	$428	$1,310	$—
High Yield Municipal	3,053,491	204,591	778,925	1,587,809	26,597	101,260	463,017	—
Municipal Income	492,241	57,184	102,457	255,965	7,434	13,319	50,914	58
New York AMT-Free Municipal	26,537	—	2,579	13,799	—	335	2,947	—
Short Duration Tax-Free	239,408	2,964	38,955	124,492	384	5,064	44,099	11

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

		New York
High Yield	Municipal	AMT-Free	Short Duration
Municipal Fund	Income Fund	Municipal Fund	Tax-Free Fund

$153,499,108	$17,607,843	$751,731	$8,037,998

12,886,421	1,876,724	82,074	843,211
4,037,007	651,882	29,116	281,327
2,178,683	327,690	17,081	174,050
99,312	47,858	48,708	47,859
74,640	26,902	13,181	22,190
123,344	15,361	11,426	18,371
38,087	49,137	15,292	55,088
7,018	7,018	7,018	7,018
—	363	—	64
—	363	—	64
99,111	13,918	3,839	7,624

19,543,623	3,017,216	227,735	1,456,866

(367,532)	(344,506)	(91,261)	(270,576)

19,176,091	2,672,710	136,474	1,186,290

134,323,017	14,935,133	615,257	6,851,708

(291,024,106)	(11,500,465)	(70,342)	(146,883)
(146,565,223)	(27,340,532)	(1,928,997)	(5,448,782)

(437,589,329)	(38,840,997)	(1,999,339)	(5,595,665)

$(303,266,312)	$(23,905,864)	$(1,384,082)	$1,256,043

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	California AMT-Free Municipal Fund
	For the		For the
	Six Months Ended		Period		For the
	September 30, 2008		November 1, 2007 to		Year Ended
	(Unaudited)		March 31, 2008(a)		October 31, 2007

From operations:

Net investment income	$1,192,429		$1,096,023		$2,200,269
Net realized loss from investment and swap transactions	(254,218)		(558,613)		(622,299)
Net change in unrealized loss on investments and swap contracts	(2,656,299)		(1,499,801)		(835,751)

Net increase (decrease) in net assets resulting from operations	(1,718,088)		(962,391)		742,219

Distributions to shareholders:

From net investment income
Class A Shares	(1,058,361)		(927,998)		(1,638,625)
Class B Shares	—		—		—
Class C Shares	(9,073)		(7,018)		(10,141)
Institutional Shares	(126,023)		(154,739)		(517,936)
Service Shares	—		—		—
From net realized gains
Class A Shares	—		—		—
Class B Shares	—		—		—
Class C Shares	—		—		—
Institutional Shares	—		—		—

Total distributions to shareholders	(1,193,457)		(1,089,755)		(2,166,702)

From share transactions:

Proceeds from sales of shares	18,907,520		20,224,084		64,380,354
Proceeds received in connection with merger	—		—		—
Reinvestments of distributions	655,855		759,192		1,514,183
Cost of shares redeemed	(19,982,568	)(b)	(23,130,011	)(c)	(37,537,981	)(d)

Net increase (decrease) in net assets resulting from share transactions	(419,193)		(2,146,735)		28,356,556

TOTAL INCREASE (DECREASE)	(3,330,738)		(4,198,881)		26,932,073

Net assets:

Beginning of period	68,632,317		72,831,198		45,899,125

End of period	$65,301,579		$68,632,317		$72,831,198

Accumulated undistributed (distributions in excess of) net investment income	$12,380		$13,408		$7,140

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Net of $13,551, $254,561 and $3,287 in redemption fees remitted to the California AMT-Free Municipal, High Yield Municipal and Municipal Income Funds, respectively.
(c)	Net of $271, $212,468 and $62,619 in redemption fees remitted to the California AMT-Free Municipal, High Yield Municipal and Municipal Income Funds, respectively.
(d)	Net of $1,084, $709,373 and $38,952 in redemption fees remitted to the California AMT-Free Municipal, High Yield Municipal and Municipal Income Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

High Yield Municipal Fund						Municipal Income Fund
For the		For the				For the		For the
Six Months Ended		Period		For the		Six Months Ended		Period		For the
September 30, 2008		November 1, 2007 to		Year Ended		September 30, 2008		November 1, 2007 to		Year Ended
(Unaudited)		March 31, 2008(a)		October 31, 2007		(Unaudited)		March 31, 2008(a)		October 31, 2007

$134,323,017		$141,257,199		$369,573,428		$14,935,133		$11,934,043		$24,401,424
(291,024,106)		(217,832,804)		(7,261,600)		(11,500,465)		(5,611,216)		(3,160,650)
(146,565,223)		(451,484,992)		(543,529,700)		(27,340,532)		(21,482,578)		(19,710,879)

(303,266,312)		(528,060,597)		(181,217,872)		(23,905,864)		(15,159,751)		1,529,895

(64,011,402)		(67,945,466)		(173,602,770)		(8,424,925)		(6,779,859)		(13,708,484)
(918,240)		(849,788)		(2,134,828)		(202,032)		(173,646)		(374,169)
(3,499,837)		(3,092,028)		(7,237,009)		(362,710)		(262,987)		(385,092)
(64,655,543)		(67,425,724)		(182,296,104)		(5,880,295)		(4,660,989)		(9,822,051)
—		—		—		(6,008)		(9,941)		(25,145)

—		—		(11,695,446)		—		—		—
—		—		(185,512)		—		—		—
—		—		(519,359)		—		—		—
—		—		(11,717,321)		—		—		—

(133,085,022)		(139,313,006)		(389,388,349)		(14,875,970)		(11,887,422)		(24,314,941)

495,183,083		841,586,826		3,727,033,452		134,114,052		189,950,235		397,787,564
—		—		—		—		—		37,404,184
101,934,376		106,673,321		277,907,191		9,935,149		7,869,899		14,654,684
(1,727,942,190	)(b)	(2,684,929,584	)(c)	(2,729,405,893	)(d)	(156,245,026	)(b)	(188,474,291	)(c)	(205,063,883	)(d)

(1,130,824,731)		(1,736,669,437)		1,275,534,750		(12,195,825)		9,345,843		244,782,549

(1,567,176,065)		(2,404,043,040)		704,928,529		(50,977,659)		(17,701,330)		221,997,503

5,572,280,631		7,976,323,671		7,271,395,142		680,782,861		698,484,191		476,486,688

$4,005,104,566		$5,572,280,631		$7,976,323,671		$629,805,202		$680,782,861		$698,484,191

$15,817,844		$14,579,849		$11,414,234		$(26,285)		$(85,448)		$(172,484)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	New York AMT-Free Municipal Fund
	For the	For the
	Six Months Ended	Period	For the
	September 30, 2008	November 1, 2007 to	Year Ended
	(Unaudited)	March 31, 2008(a)	October 31, 2007

From operations:

Net investment income	$615,257	$436,091	$764,603
Net realized gain (loss) from investment and swap transactions	(70,342)	41,689	(32,608)
Net change in unrealized gain (loss) on investments and swap contracts	(1,928,997)	(662,271)	(92,348)

Net increase (decrease) in net assets resulting from operations	(1,384,082)	(184,491)	639,647

Distributions to shareholders:

From net investment income
Class A Shares	(346,353)	(273,591)	(481,150)
Class B Shares	—	—	—
Class C Shares	(6,516)	(3,333)	(1,366)
Institutional Shares	(264,511)	(157,045)	(282,087)
Service Shares	—	—	—

Total distributions to shareholders	(617,380)	(433,969)	(764,603)

From share transactions:

Proceeds from sales of shares	19,804,146	10,360,439	24,364,078
Reinvestments of distributions	479,920	332,481	541,856
Cost of shares redeemed	(6,247,978)	(4,835,008)	(20,079,263	)(b)

Net increase in net assets resulting from share transactions	14,036,088	5,857,912	4,826,671

TOTAL INCREASE	12,034,626	5,239,452	4,701,715

Net assets:

Beginning of period	31,374,067	26,134,615	21,432,900

End of period	$43,408,693	$31,374,067	$26,134,615

Accumulated undistributed (distributions in excess of) net investment income	$(11,116)	$(8,993)	$(11,115)

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Net of $16 in redemption fees remitted to the New York AMT-Free Municipal Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Short Duration Tax-Free Fund
For the	For the
Six Months Ended	Period	For the
September 30, 2008	November 1, 2007 to	Year Ended
(Unaudited)	March 31, 2008(a)	October 31, 2007

$6,851,708	$4,897,329	$11,402,492
(146,883)	538,841	(2,043,616)
(5,448,782)	2,445,466	870,879

1,256,043	7,881,636	10,229,755

(2,963,383)	(1,961,246)	(3,830,827)
(7,411)	(9,599)	(36,203)
(91,088)	(61,824)	(131,911)
(3,788,275)	(2,852,694)	(7,175,212)
(751)	(641)	(1,537)

(6,850,908)	(4,886,004)	(11,175,690)

249,733,529	131,191,326	305,496,597
5,519,619	4,098,987	8,028,449
(147,437,775)	(116,045,228)	(299,543,782)

107,815,373	19,245,085	13,981,264

102,220,508	22,240,717	13,035,329

362,516,206	340,275,489	327,240,160

$464,736,714	$362,516,206	$340,275,489

$137,408	$136,608	$126,251

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

California AMT-Free Municipal (“California Municipal”) and New York AMT-Free Municipal (“New York Municipal”)	A, C and Institutional	Non-diversified

High Yield Municipal	A, B, C and Institutional	Non-diversified

Municipal Income and Short Duration Tax-Free	A, B, C, Institutional and Service	Diversified

Class A Shares of Short Duration Tax-Free are sold with a front-end sales charge of up to 2.00%. Class A Shares of the remaining Funds are sold with a front-end sales charge of 4.50%. Class B Shares of High Yield Municipal, Municipal Income, and Short Duration Tax-Free Funds are sold with contingent deferred sales charges that decline from 2.00% to zero, 5.00% to zero, and 5.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to Management Agreements (the “Agreements”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Generally Accepted Accounting Principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The Funds’ investments for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the Institutional Share class of each investment company on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared and Paid	Declared and Paid

California Municipal, High Yield Municipal, Municipal Income, New York Municipal and Short Duration Tax-Free	Daily/Monthly	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended October 31, 2004-2007 and March 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Inverse Floaters — The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floaters is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

F. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

G. Redemption Fees — California Municipal, High Yield Municipal, Municipal Income and New York Municipal charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less (60 calendar days or less for High Yield Municipal). For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis at the time of payment.

3. AGREEMENTS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2008, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management Rate
Fund	$1 billion	$1 billion	$3 billion+	$3 billion+	$8 billion+	Rate	(after waiver)

California Municipal	0.45%	0.41%	0.39%	0.38%	0.37%	0.45%	0.45%

High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.52	0.52

Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.50	*

New York Municipal	0.45	0.41	0.39	0.38	0.37	0.45	0.45

Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.40	0.35	*

+	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective management rate of 0.50% and 0.35% as an annual percentage rate of average daily net assets of Municipal Income and Short Duration Tax-Free Funds, respectively for the six months ended September 30, 2008.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
For the six months ended September 30, 2008, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

California Municipal	$1,200	N/A	$—

High Yield Municipal	93,100	$—	—

Municipal Income	26,400	—	—	*

New York Municipal	600	N/A	—

Short-Duration Tax-Free	31,700	—	—

*	Amount less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of Municipal Income and Short Duration Tax-Free, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
The Other Expenses limitations for California Municipal, High Yield Municipal, Municipal Income, New York Municipal and Short Duration Tax-Free as an annual percentage rate of average daily net assets were 0.044%, 0.004%, 0.004%, 0.024% (effective July 1, 2008) and 0.004%, respectively. Prior to July 1, 2008, the Other Expenses limitation for New York Municipal as an annual percentage of average daily net assets was 0.044%.
In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the six months ended September 30, 2008, these expense reductions, including any waivers and expense reimbursements, were as follows (in thousands):

	Fee Waivers			Expense Credits
		Class B					Other	Total
	Management	Distribution and		Custody	Transfer		Expense	Expense
Fund	Fee	Service Fee		Fee	Agent Fee		Reimbursement	Reductions

California Municipal	$—	$—		$1	$—	*	$88	$89

High Yield Municipal	—	—		23	4		341	368

Municipal Income	175	—		5	1		164	345

New York Municipal	—	—		1	—	*	90	91

Short Duration Tax-Free	108	—	*	11	—	*	152	271

*	Amount less than $500.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS (continued)

As of September 30, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fee	Fees	Agent Fees	Total

California Municipal	$26	$7	$14	$47

High Yield Municipal	1,885	343	554	2,782

Municipal Income	273	62	94	429

New York Municipal	17	3	5	25

Short Duration Tax-Free	136	29	54	219

4. FAIR VALUE OF INVESTMENTS

For the six months ended September 30, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest. All amounts in the following table reflect Investments in Securities Long-Assets:

Level	California Municipal	High Yield Municipal	Municipal Income	New York Municipal	Short Duration Tax-Free

Level 1	$—	$146,372,699	$6,600,000	$—	$—

Level 2	65,702,477	3,785,437,472	613,341,330	42,649,209	453,928,767

Level 3	—	941,925	—	—	—

Total	$65,702,477	$3,932,752,096	$619,941,330	$42,649,209	$453,928,767

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a reconciliation of Level 3 investments in the High Yield Municipal Fund for the six months ended September 30, 2008:

Investment in
Securities
Level 3	Long-Assets

Beginning Balance as of March 31, 2008	$2,004,032

Realized Gain (Loss)	—

Change in Unrealized Gain (Loss)	(863,947)

Net Purchase (Sales)	(198,160)

Net transfers in and/or out of Level 3	—

Ending Balance as of September 30, 2008	$941,925

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2008, were as follows (in thousands):

		Sales and
Fund	Purchases	Maturities

California Municipal	$16,530	$17,890

High Yield Municipal	1,229,489	2,299,060

Municipal Income	185,258	188,392

New York Municipal	10,183	986

Short Duration Tax-Free	158,135	75,355

6. LINE OF CREDIT FACILITY

The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. Prior to May 13, 2008, the amount of the facility was $450,000,000. For the six months ended September 30, 2008, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2008, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	California	High Yield	Municipal	New York	Short Duration
	Municipal	Municipal	Income	Municipal	Tax-Free

Capital loss carryforward:[1]
Expiring 2011	$—	$—	$(872,080)	$—	$—
Expiring 2012	—	—	(873,613)	—	(2,563,121)
Expiring 2013	—	—	—	—	(3,111,685)
Expiring 2014	(14,645)	—	—	—	(4,730,013)
Expiring 2015	(621,994)	(2,478,411)	(3,036,076)	—	(2,044,683)
Expiring 2016	(558,613)	(220,731,177)	(5,753,929)	—	—

Total capital loss carryforward	$(1,195,252)	$(223,209,588)	$(10,535,698)	$—	$(12,449,502)

Timing differences (income distribution payable)	(83,982)	(5,771,750)	(812,383)	(21,723)	(152,048)

[1]	Expiration occurs on March 31 of the year indicated.

At September 30, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	California	High Yield	Municipal	New York	Short Duration
	Municipal	Municipal	Income	Municipal	Tax-Free

Tax cost	$70,105,902	$4,706,699,321	$663,254,170	$45,139,493	$455,573,244

Gross unrealized gain	267,616	13,930,775	10,596,683	5,320	2,740,605
Gross unrealized loss	(4,671,041)	(787,767,909)	(53,909,523)	(2,495,604)	(4,385,082)

Net unrealized security loss	$(4,403,425)	$(773,837,134)	$(43,312,840)	$(2,490,284)	$(1,644,477)

The difference between book-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of accretion of market discount, amortization of premium and partnership investments as of the most recent fiscal year end.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

8. OTHER RISKS

Insurance Concentrations — The Funds may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Funds to receive interest and the face or par value of the securities held by the Funds in the event that the underlying obligor cannot make timely payments. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of the Funds. At September 30, 2008, private insurers who insured 5% or greater of the net assets of one or more of the Funds were as follows:

				Short
	California	Municipal	New York	Duration
Insurer/Rating	Municipal	Income	Municipal	Tax-Free

AMBAC Assurance Corp. (Baa1/AA)	6.1%	6.6%	15.6%	8.1%
California Mortgage Insurance	5.8	—	—	—
Financial Guaranty Insurance Corp. (B1/BB/CCC)	16.1	5.6	—	6.1
Financial Security Assurance Co. (Aaa/AAA/AAA)	—	8.4	—	7.3
MBIA Insurance Corp. (Baa1/AA)	10.9	12.2	—	10.5

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit risks in respect to these assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Portfolio Concentrations — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.
At September 30, 2008, the High Yield Municipal Fund had invested approximately 25% of its assets in the Municipal Securities of issuers located in Florida. Additionally as of September 30, 2008, within the State of Florida, High Yield Municipal had invested 23% of its total assets in special assessment bonds, a type of municipal securities which are backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property.

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Signal Tax-Exempt Income Fund by Municipal Income Fund. The reorganization was completed on April 30, 2007 as of the close of business on April 27, 2007.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

9. OTHER MATTERS (continued)

Pursuant to the Agreement, the assets and liabilities of the Signal Tax-Exempt Income Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into Municipal Income Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Municipal Income Class A/
Signal Tax-Exempt Income Fund Class A	4,026	$63,209	6,491

Municipal Income Institutional Class/
Signal Tax-Exempt Income Fund Institutional Class	1,166,611	18,315,915	1,880,414

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the as well as the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets Before	Assets Before	Assets Immediately	Unrealized
Fund	reorganization	reorganization	After reorganization	Appreciation

Municipal Income/Signal Tax-Exempt Income Fund	$589,495,588	$18,379,124	$607,874,712	$169,425

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Tax Exempt Income Fund by the Municipal Income Fund. The reorganization was completed on June 25, 2007 as of the close of business on June 22, 2007.
Pursuant to Agreement, the assets and liabilities of the AXA Enterprise Tax Exempt Income Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into Municipal Income Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Municipal Income Class A/
AXA Enterprise Tax Exempt Income Fund Class A	925,627	$14,236,095	1,081,871

Municipal Income Class B/
AXA Enterprise Tax Exempt Income Fund Class B	159,566	2,454,129	199,466

Municipal Income Class C/
AXA Enterprise Tax Exempt Income Fund Class C	148,717	2,287,262	173,117

Municipal Income Institutional Class/
AXA Enterprise Tax Exempt Income Fund Class Y	3,095	47,574	3,603

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

9. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Municipal Income/AXA Enterprise Tax Exempt Income Fund	$616,543,145	$19,025,060	$635,568,205	$593,751

10. SUBSEQUENT EVENT

Fund Liquidation — At a meeting held on November 13, 2008, the Board of Trustees approved a proposal to liquidate the California AMT-Free Municipal and New York AMT-Free Municipal Funds pursuant to a board-approved Plan of Liquidation. It is expected that the Funds will be liquidated in December 2008.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

10. SUBSEQUENT EVENT (continued)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	California AMT-Free Municipal

	For the Six Months Ended		For the Period
	September 30, 2008		November 1, 2007 to		For the Year Ended
	(Unaudited)		March 31, 2008(a)		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,835,332	$17,849,376	1,922,061	$18,920,774	3,707,075	$37,047,995
Reinvestment of distributions	60,369	580,272	67,901	660,297	116,055	1,157,370
Shares redeemed	(1,985,084)	(19,167,167)	(1,511,132)	(14,583,922)	(1,868,444)	(18,665,932)

	(89,383)	(737,519)	478,830	4,997,149	1,954,686	19,539,433

Class C Shares
Shares sold	27,016	263,809	45,670	449,760	34,325	342,066
Reinvestment of distributions	539	5,193	367	3,569	606	6,042
Shares redeemed	(19,076)	(185,139)	(30,937)	(304,966)	(21,534)	(214,973)

	8,479	83,863	15,100	148,363	13,397	133,135

Institutional Shares
Shares sold	81,773	794,335	86,160	853,550	2,703,329	26,990,293
Reinvestment of distributions	7,305	70,390	9,755	95,326	35,312	350,771
Shares redeemed	(64,493)	(630,262)	(836,030)	(8,241,123)	(1,887,429)	(18,657,076)

	24,585	234,463	(740,115)	(7,292,247)	851,212	8,683,988

NET INCREASE (DECREASE)	(56,319)	$(419,193)	(246,185)	$(2,146,735)	2,819,295	$28,356,556

(a)	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Municipal

	For the Six Months Ended		For the Period
	September 30, 2008		November 1, 2007 to		For the Year Ended
	(Unaudited)		March 31, 2008(a)		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	23,474,483	$223,850,878	42,612,038	$437,675,609	170,155,796	$1,921,378,491
Reinvestment of distributions	5,238,552	49,406,630	5,242,489	53,102,252	11,736,241	133,244,392
Shares converted from Class B(b)	168,071	1,604,914	6,726	70,404	582	6,321
Shares redeemed	(91,301,821)	(867,989,895)	(132,072,796)	(1,353,523,368)	(120,744,546)	(1,358,995,709)

	(62,420,715)	(593,127,473)	(84,211,543)	(862,675,103)	61,148,073	695,633,495

Class B Shares
Shares sold	152,301	1,461,946	81,068	830,871	822,231	9,398,485
Reinvestment of distributions	74,316	699,579	62,367	630,625	132,270	1,502,235
Shares converted to Class A(b)	(168,071)	(1,604,914)	(6,726)	(70,404)	(582)	(6,321)
Shares redeemed	(576,494)	(5,468,691)	(581,540)	(5,949,392)	(1,004,549)	(11,305,637)

	(517,948)	(4,912,080)	(444,831)	(4,558,300)	(50,630)	(411,238)

Class C Shares
Shares sold	1,391,091	13,382,352	1,773,087	18,015,864	7,940,134	90,725,570
Reinvestment of distributions	253,876	2,389,340	206,942	2,093,316	406,991	4,611,293
Shares redeemed	(2,869,065)	(27,202,528)	(3,919,623)	(40,192,230)	(3,614,481)	(40,116,624)

	(1,224,098)	(11,430,836)	(1,939,594)	(20,083,050)	4,732,644	55,220,239

Institutional Shares
Shares sold	26,748,933	256,487,907	37,360,435	385,064,482	150,813,319	1,705,530,906
Reinvestment of distributions	5,242,070	49,438,827	5,018,346	50,847,128	12,192,854	138,549,271
Shares redeemed	(87,137,820)	(827,281,076)	(125,245,828)	(1,285,264,594)	(117,171,382)	(1,318,987,923)

	(55,146,817)	(521,354,342)	(82,867,047)	(849,352,984)	45,834,791	525,092,254

NET INCREASE (DECREASE)	(119,309,578)	$(1,130,824,731)	(169,463,015)	$(1,736,669,437)	111,664,878	$1,275,534,750

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income

	For the Six Months Ended		For the Period
	September 30, 2008		November 1, 2007 to		For the Year Ended
	(Unaudited)		March 31, 2008(a)		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,516,292	$66,162,701	7,848,790	$117,994,519	11,855,031	$184,160,849
Shares issued in connection with merger	—	—	—	—	929,653	14,299,304
Reinvestment of distributions	485,168	7,029,975	386,282	5,736,784	701,858	10,920,786
Shares converted from Class B(b)	13,296	194,230	31,050	463,076	53,840	842,957
Shares redeemed	(6,770,011)	(98,772,959)	(5,844,686)	(87,610,245)	(7,610,386)	(117,844,449)

	(1,755,255)	(25,386,053)	2,421,436	36,584,134	5,929,996	92,379,447

Class B Shares
Shares sold	74,298	1,090,557	114,780	1,728,467	121,843	1,893,886
Shares issued in connection with merger	—	—	—	—	159,566	2,454,129
Reinvestment of distributions	9,272	134,337	7,663	113,828	14,445	224,746
Shares converted to Class A(b)	(13,287)	(194,230)	(31,039)	(463,076)	(53,830)	(842,957)
Share redeemed	(93,818)	(1,376,640)	(97,356)	(1,455,373)	(180,641)	(2,803,860)

	(23,535)	(345,976)	(5,952)	(76,154)	61,383	925,944

Class C Shares
Shares sold	302,150	4,375,256	785,040	11,799,974	472,428	7,348,542
Shares issued in connection with merger	—	—	—	—	148,717	2,287,262
Reinvestment of distributions	16,944	245,260	11,885	176,357	16,716	260,013
Shares redeemed	(214,364)	(3,127,678)	(368,811)	(5,551,016)	(286,128)	(4,456,268)

	104,730	1,492,838	428,114	6,425,315	351,733	5,439,549

Institutional Shares
Shares sold	4,259,228	62,485,538	3,912,988	58,427,275	13,154,113	204,384,170
Shares issued in connection with merger	—	—	—	—	1,169,706	18,363,489
Reinvestment of distributions	174,528	2,525,249	123,960	1,842,663	209,629	3,248,570
Shares redeemed	(3,609,017)	(52,633,542)	(6,226,678)	(93,857,657)	(5,172,037)	(79,916,969)

	824,739	12,377,245	(2,189,730)	(33,587,719)	9,361,411	146,079,260

Service Shares
Shares sold	—	—	—	—	4	117
Reinvestment of distributions	23	328	17	267	37	569
Shares redeemed	(22,400)	(334,207)	—	—	(2,746)	(42,337)

	(22,377)	(333,879)	17	267	(2,705)	(41,651)

NET INCREASE (DECREASE)	(871,698)	$(12,195,825)	653,885	$9,345,843	15,701,818	$244,782,549

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	New York AMT-Free Municipal

	For the Six Months Ended		For the Period
	September 30, 2008		November 1, 2007 to		For the Year Ended
	(Unaudited)		March 31, 2008(a)		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	552,601	$5,442,465	635,397	$6,324,905	1,642,853	$16,421,231
Reinvestment of distributions	28,368	276,623	21,363	210,924	31,781	316,592
Shares redeemed	(448,796)	(4,437,462)	(372,340)	(3,690,827)	(1,230,145)	(12,270,408)

	132,173	1,281,626	284,420	2,845,002	444,489	4,467,415

Class C Shares
Shares sold	33,540	325,516	27,188	272,747	17,915	178,182
Reinvestment of distributions	196	1,906	55	541	26	263
Shares redeemed	(122)	(1,280)	(42)	(417)	(3,067)	(30,705)

	33,614	326,142	27,201	272,871	14,874	147,740

Institutional Shares
Shares sold	1,431,082	14,036,165	375,744	3,762,787	777,566	7,764,665
Reinvestment of distributions	20,759	201,391	12,251	121,016	22,551	225,001
Shares redeemed	(185,212)	(1,809,236)	(114,137)	(1,143,764)	(780,109)	(7,778,150)

	1,266,629	12,428,320	273,858	2,740,039	20,008	211,516

NET INCREASE	1,432,416	$14,036,088	585,479	$5,857,912	479,371	$4,826,671

(a)	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free

	For the Six Months Ended		Duration For the Period
	September 30, 2008		November 1, 2007 to		For the Year Ended
	(Unaudited)		March 31, 2008(a)		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,702,794	$119,744,730	8,290,201	$84,966,233	13,046,974	$132,449,724
Reinvestment of distributions	244,808	2,499,304	167,001	1,708,399	295,309	2,998,125
Shares converted from Class B(b)	1,194	12,272	7,684	78,751	12,532	127,461
Shares redeemed	(6,048,812)	(61,838,436)	(5,093,406)	(52,160,313)	(12,485,774)	(126,843,465)

	5,899,984	60,417,870	3,371,480	34,593,070	869,041	8,731,845

Class B Shares
Shares sold	11	119	116	1,187	600	6,132
Reinvestment of distributions	513	5,237	646	6,601	2,291	23,244
Shares converted to Class A(b)	(1,196)	(12,272)	(7,691)	(78,751)	(12,533)	(127,461)
Shares redeemed	(10,625)	(108,832)	(28,551)	(291,988)	(78,001)	(791,780)

	(11,297)	(115,748)	(35,480)	(362,951)	(87,643)	(889,865)

Class C Shares
Shares sold	369,258	3,772,512	365,476	3,735,544	124,812	1,266,340
Reinvestment of distributions	5,580	56,960	3,771	38,584	5,500	55,837
Shares redeemed	(101,596)	(1,039,641)	(159,277)	(1,634,331)	(300,160)	(3,047,060)

	273,242	2,789,831	209,970	2,139,797	(169,848)	(1,724,883)

Institutional Shares
Shares sold	12,346,493	126,216,168	4,166,736	42,488,362	16,920,613	171,774,271
Reinvestment of distributions	289,851	2,957,367	229,420	2,344,762	487,846	4,949,844
Shares redeemed	(8,252,809)	(84,450,866)	(6,069,689)	(61,958,596)	(16,626,553)	(168,853,659)

	4,383,535	44,722,669	(1,673,533)	(17,125,472)	781,906	7,870,456

Service Shares
Shares sold	—	—	—	—	12	130
Reinvestment of distributions	73	751	63	641	138	1,399
Shares redeemed	—	—	—	—	(767)	(7,818)

	73	751	63	641	(617)	(6,289)

NET INCREASE	10,545,537	$107,815,373	1,872,500	$19,245,085	1,392,839	$13,981,264

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.64	$0.17	$(0.40)	$(0.23)	$(0.17)
2008 - C	9.64	0.13	(0.39)	(0.26)	(0.13)
2008 - Institutional	9.65	0.19	(0.40)	(0.21)	(0.19)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.88	0.14	(0.24)	(0.10)	(0.14)
2008 - C	9.89	0.11	(0.25)	(0.14)	(0.11)
2008 - Institutional	9.89	0.16	(0.24)	(0.08)	(0.16)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	10.09	0.33	(0.22)	0.11	(0.32)
2007 - C	10.10	0.25	(0.21)	0.04	(0.25)
2007 - Institutional	10.10	0.38	(0.23)	0.15	(0.36)

2006 - A (commenced November 1, 2005)	10.00	0.31	0.12	0.43	(0.34)
2006 - C (commenced November 1, 2005)	10.00	0.23	0.13	0.36	(0.26)
2006 - Institutional (commenced November 1, 2005)	10.00	0.34	0.13	0.47	(0.37)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.04% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.24	(2.44)%	$58,424	0.87	%(c)	3.49	%(c)	1.13	%(c)	3.23	%(c)	26%
9.25	(2.70)	649	1.62	(c)	2.74	(c)	1.88	(c)	2.48	(c)	26
9.25	(2.17)	6,228	0.53	(c)	3.83	(c)	0.79	(c)	3.57	(c)	26

9.64	(0.98)	61,780	0.85	(c)	3.54	(c)	1.23	(c)	3.16	(c)	29
9.64	(1.39)	595	1.60	(c)	2.78	(c)	1.98	(c)	2.40	(c)	29
9.65	(0.94)	6,257	0.51	(c)	3.94	(c)	0.89	(c)	3.56	(c)	29

9.88	1.16	58,632	0.92	(d)	3.28	(d)	1.20	(d)	3.00	(d)	73
9.89	0.40	461	1.67	(d)	2.55	(d)	1.95	(d)	2.27	(d)	73
9.89	1.53	13,738	0.56	(d)	3.79	(d)	0.84	(d)	3.51	(d)	73

10.09	4.34	40,135	0.86		3.09		1.64		2.31		45
10.10	3.66	336	1.60		2.33		2.29		1.64		45
10.10	4.84	5,428	0.49		3.37		1.77		2.09		45

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.77	$0.25	$(0.89)	$(0.64)	$(0.25)	$—	$(0.25)
2008 - B	9.77	0.22	(0.90)	(0.68)	(0.21)	—	(0.21)
2008 - C	9.77	0.22	(0.90)	(0.68)	(0.21)	—	(0.21)
2008 - Institutional	9.77	0.27	(0.89)	(0.62)	(0.27)	—	(0.27)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.78	$0.22	(1.02)	(0.80)	(0.21)	—	(0.21)
2008 - B	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - C	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - Institutional	10.78	0.23	(1.01)	(0.78)	(0.23)	—	(0.23)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	11.57	0.51	(0.76)	(0.25)	(0.50)	(0.04)	(0.54)
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)

2006 - A	11.11	0.52	0.46	0.98	(0.52)	—	(0.52)
2006 - B	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - C	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - Institutional	11.11	0.57	0.46	1.03	(0.57)	—	(0.57)

2005 - A	10.90	0.54	0.21	0.75	(0.54)	—	(0.54)
2005 - B	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - C	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - Institutional	10.91	0.59	0.19	0.78	(0.58)	—	(0.58)

2004 - A	10.66	0.54	0.23	0.77	(0.53)	—	(0.53)
2004 - B	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)
2004 - C	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)
2004 - Institutional	10.66	0.59	0.23	0.82	(0.57)	—	(0.57)

2003 - A	10.34	0.54	0.33	0.87	(0.55)	—	(0.55)
2003 - B	10.34	0.47	0.32	0.79	(0.47)	—	(0.47)
2003 - C	10.34	0.47	0.32	0.79	(0.47)	—	(0.47)
2003 - Institutional	10.34	0.59	0.32	0.91	(0.59)	—	(0.59)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

									Ratios assuming no
									expense reductions
			Ratio of		Ratio of		Ratio of		Ratio of		Ratio of		Ratio of
			net expenses		net expenses		net		total expenses		total expenses		net
		Net assets	to average		to average		investment		to average		to average		investment
Net asset		at end	net assets		net assets		income		net assets		net assets		income		Portfolio
value, end	Total	of period	including interest		excluding interest		to average		including interest		excluding interest		to average		turnover
of period	return(b)	(in 000s)	expense and fees		expense and fees		net assets		expense and fees		expense and fees		net assets		rate

$8.88	(6.67)%	$1,979,564	0.90	%(c)	0.90	%(c)	5.29	%(c)	0.92	%(c)	0.92	%(c)	5.27	%(c)	27%
8.88	(7.02)	35,416	1.65	(c)	1.65	(c)	4.54	(c)	1.67	(c)	1.67	(c)	4.52	(c)	27
8.88	(7.02)	136,788	1.65	(c)	1.65	(c)	4.54	(c)	1.67	(c)	1.67	(c)	4.52	(c)	27
8.88	(6.51)	1,853,337	0.56	(c)	0.56	(c)	5.63	(c)	0.58	(c)	0.58	(c)	5.61	(c)	27

9.77	(7.45)	2,787,779	0.91	(c)	0.90	(c)	5.07	(c)	0.93	(c)	0.92	(c)	5.05	(c)	16
9.77	(7.74)	44,026	1.66	(c)	1.65	(c)	4.30	(c)	1.68	(c)	1.67	(c)	4.28	(c)	16
9.77	(7.74)	162,459	1.66	(c)	1.65	(c)	4.31	(c)	1.68	(c)	1.67	(c)	4.29	(c)	16
9.77	(7.32)	2,578,017	0.57	(c)	0.56	(c)	5.42	(c)	0.59	(c)	0.58	(c)	5.40	(c)	16

10.78	(2.27)	3,984,269	1.00		0.91		4.50		1.02		0.93		4.48		56
10.78	(3.00)	53,384	1.75		1.66		3.76		1.77		1.68		3.74		56
10.78	(3.00)	200,199	1.75		1.66		3.76		1.77		1.68		3.74		56
10.78	(1.92)	3,738,472	0.64		0.55		4.86		0.66		0.57		4.84		56

11.57	9.05	3,569,963	1.07		0.92		4.64		1.11		0.96		4.61		32
11.57	8.24	57,902	1.82		1.67		3.90		1.86		1.71		3.87		32
11.57	8.24	160,180	1.82		1.67		3.88		1.85		1.70		3.85		32
11.57	9.45	3,483,350	0.71		0.56		5.02		0.74		0.59		4.99		32

11.11	6.99	2,264,580	1.13		0.97		4.78		1.15		0.99		4.76		26
11.11	6.20	49,299	1.88		1.72		4.05		1.91		1.75		4.02		26
11.11	6.20	87,466	1.88		1.72		4.03		1.90		1.74		4.01		26
11.11	7.31	2,540,339	0.74		0.58		5.16		0.76		0.60		5.14		26

10.90	7.40	1,513,843	1.10		0.99		5.03		1.12		1.01		5.01		31
10.90	6.60	48,286	1.85		1.74		4.29		1.87		1.76		4.27		31
10.90	6.60	61,299	1.85		1.74		4.28		1.87		1.76		4.26		31
10.91	7.93	1,505,390	0.70		0.59		5.44		0.72		0.61		5.42		31

10.66	8.59	895,711	1.12		1.00		5.21		1.15		1.03		5.18		40
10.66	7.78	45,620	1.87		1.75		4.50		1.90		1.78		4.47		40
10.66	7.78	40,624	1.87		1.75		4.48		1.90		1.78		4.45		40
10.66	9.02	934,382	0.72		0.60		5.64		0.75		0.63		5.61		40

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$14.64	$0.32	$(0.85)	$(0.53)	$(0.31)
2008 - B	14.64	0.26	(0.84)	(0.58)	(0.26)
2008 - C	14.64	0.26	(0.83)	(0.57)	(0.26)
2008 - Institutional	14.64	0.34	(0.84)	(0.50)	(0.34)
2008 - Service	14.72	0.31	(0.85)	(0.54)	(0.30)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	15.23	0.26	(0.59)	(0.33)	(0.26)
2008 - B	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - C	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - Institutional	15.23	0.28	(0.59)	(0.31)	(0.28)
2008 - Service	15.32	0.25	(0.60)	(0.35)	(0.25)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	15.80	0.62	(0.57)	0.05	(0.62)
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)

2006 - A	15.59	0.63	0.22	0.85	(0.64)
2006 - B	15.59	0.52	0.22	0.74	(0.52)
2006 - C	15.60	0.52	0.21	0.73	(0.52)
2006 - Institutional	15.59	0.69	0.22	0.91	(0.70)
2006 - Service	15.68	0.61	0.23	0.84	(0.62)

2005 - A	15.68	0.63	(0.08)	0.55	(0.64)
2005 - B	15.68	0.51	(0.08)	0.43	(0.52)
2005 - C	15.68	0.52	(0.08)	0.44	(0.52)
2005 - Institutional	15.67	0.70	(0.08)	0.62	(0.70)
2005 - Service	15.76	0.61	(0.07)	0.54	(0.62)

2004 - A	15.41	0.65	0.27	0.92	(0.65)
2004 - B	15.41	0.54	0.26	0.80	(0.53)
2004 - C	15.41	0.54	0.26	0.80	(0.53)
2004 - Institutional	15.40	0.72	0.26	0.98	(0.71)
2004 - Service	15.49	0.65	0.25	0.90	(0.63)

2003 - A	15.29	0.64	0.13	0.77	(0.65)
2003 - B	15.29	0.53	0.12	0.65	(0.53)
2003 - C	15.30	0.53	0.11	0.64	(0.53)
2003 - Institutional	15.29	0.71	0.11	0.82	(0.71)
2003 - Service	15.37	0.63	0.12	0.75	(0.63)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

									Ratios assuming no
									expense reductions
			Ratio of		Ratio of		Ratio of		Ratio of		Ratio of		Ratio of
			net expenses		net expenses		net		total expenses		total expenses		net
		Net assets	to average		to average		investment		to average		to average		investment
Net asset		at end	net assets		net assets		income		net assets		net assets		income		Portfolio
value, end	Total	of period	including interest		excluding interest		to average		including interest		excluding interest		to average		turnover
of period	return(b)	(in 000s)	expense and fees		expense and fees		net assets		expense and fees		expense and fees		net assets		rate

$13.80	(3.68)%	$355,022	0.88	%(c)	0.88	%(c)	4.29	%(c)	0.98	%(c)	0.98	%(c)	4.19	%(c)	29%
13.80	(4.04)	10,654	1.63	(c)	1.63	(c)	3.54	(c)	1.73	(c)	1.73	(c)	3.44	(c)	29
13.81	(3.97)	20,749	1.63	(c)	1.63	(c)	3.55	(c)	1.73	(c)	1.73	(c)	3.45	(c)	29
13.80	(3.52)	243,142	0.54	(c)	0.54	(c)	4.62	(c)	0.64	(c)	0.64	(c)	4.52	(c)	29
13.88	(3.73)	238	1.04	(c)	1.04	(c)	4.17	(c)	1.14	(c)	1.14	(c)	4.07	(c)	29

14.64	(2.18)	402,238	0.89	(c)	0.88	(c)	4.19	(c)	1.01	(c)	1.00	(c)	4.07	(c)	19
14.64	(2.55)	11,646	1.64	(c)	1.63	(c)	3.44	(c)	1.76	(c)	1.75	(c)	3.32	(c)	19
14.64	(2.55)	20,474	1.64	(c)	1.63	(c)	3.46	(c)	1.76	(c)	1.75	(c)	3.34	(c)	19
14.64	(2.04)	245,843	0.55	(c)	0.54	(c)	4.53	(c)	0.67	(c)	0.66	(c)	4.41	(c)	19
14.72	(2.29)	582	1.05	(c)	1.04	(c)	4.03	(c)	1.17	(c)	1.16	(c)	3.91	(c)	19

15.23	0.31	381,697	0.96		0.90		3.99		1.07		1.01		3.88		31
15.24	(0.43)	12,210	1.71		1.65		3.24		1.82		1.76		3.13		31
15.24	(0.43)	14,783	1.71		1.65		3.24		1.82		1.76		3.13		31
15.23	0.67	289,188	0.60		0.54		4.37		0.71		0.65		4.26		31
15.32	0.13	606	1.10		1.04		3.85		1.21		1.15		3.74		31

15.80	5.59	302,271	1.00		0.90		4.05		1.16		1.07		3.88		19
15.81	4.87	11,698	1.75		1.65		3.31		1.92		1.82		3.14		19
15.81	4.80	9,777	1.75		1.65		3.30		1.91		1.82		3.14		19
15.80	5.98	152,070	0.63		0.53		4.42		0.79		0.70		4.26		19
15.90	5.51	671	1.13		1.03		3.90		1.29		1.20		3.74		19

15.59	3.55	240,123	1.00		0.93		3.99		1.16		1.09		3.83		37
15.59	2.78	13,783	1.75		1.68		3.25		1.91		1.84		3.09		37
15.60	2.85	7,873	1.75		1.68		3.24		1.91		1.84		3.08		37
15.59	4.02	128,311	0.61		0.54		4.37		0.77		0.70		4.21		37
15.68	3.49	315	1.11		1.04		3.88		1.27		1.20		3.72		37

15.68	6.09	179,223	1.02		0.94		4.21		1.20		1.12		4.03		27
15.68	5.30	14,117	1.77		1.69		3.46		1.95		1.87		3.28		27
15.68	5.30	5,838	1.77		1.69		3.46		1.95		1.87		3.28		27
15.67	6.52	60,506	0.62		0.54		4.61		0.80		0.72		4.43		27
15.76	5.95	337	1.12		1.04		4.11		1.30		1.22		3.93		27

15.41	5.10	160,856	1.00		0.95		4.17		1.18		1.13		3.99		52
15.41	4.32	15,143	1.75		1.70		3.44		1.93		1.88		3.26		52
15.41	4.25	4,615	1.75		1.70		3.45		1.93		1.88		3.27		52
15.40	5.45	57,696	0.60		0.55		4.58		0.78		0.73		4.40		52
15.49	4.97	283	1.10		1.05		4.11		1.28		1.23		3.93		52

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.81	$0.16		$(0.44)	$(0.28)	$(0.16)
2008 - C	9.81	0.12		(0.44)	(0.32)	(0.12)
2008 - Institutional	9.81	0.18		(0.43)	(0.25)	(0.18)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.00	0.14		(0.19)	(0.05)	(0.14)
2008 - C	10.00	0.11		(0.19)	(0.08)	(0.11)
2008 - Institutional	10.00	0.15		(0.19)	(0.04)	(0.15)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	10.05	0.30	(d)	(0.05)	0.25	(0.30)
2007 - C	10.05	0.24	(d)	(0.06)	0.18	(0.23)
2007 - Institutional	10.05	0.33	(d)	(0.04)	0.29	(0.34)

2006 - A (commenced November 1, 2005)	10.00	0.28		0.09	0.37	(0.32)
2006 - C (commenced November 1, 2005)	10.00	0.21		0.08	0.29	(0.24)
2006 - Institutional (commenced November 1, 2005)	10.00	0.32		0.08	0.40	(0.35)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.10% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.37	(2.90)%	$20,450	0.86	%(c)	3.24	%(c)	1.37	%(c)	2.73	%(c)	3%
9.37	(3.27)	719	1.61	(c)	2.50	(c)	2.12	(c)	1.99	(c)	3
9.38	(2.63)	22,239	0.52	(c)	3.55	(c)	1.03	(c)	3.04	(c)	3

9.81	(0.54)	20,105	0.85	(c)	3.30	(c)	1.81	(c)	2.34	(c)	15
9.81	(0.85)	423	1.60	(c)	2.56	(c)	2.56	(c)	1.60	(c)	15
9.81	(0.40)	10,846	0.51	(c)	3.64	(c)	1.47	(c)	2.68	(c)	15

10.00	2.56	17,656	0.98	(d)	3.03	(d)	1.73	(d)	2.28	(d)	73
10.00	1.78	159	1.73	(d)	2.45	(d)	2.48	(d)	1.70	(d)	73
10.00	2.93	8,320	0.62	(d)	3.34	(d)	1.37	(d)	2.61	(d)	73

10.05	3.74	13,268	0.83		2.90		2.81		0.92		10
10.05	2.98	10	1.55		2.15		4.75		(1.04)		10
10.05	4.12	8,155	0.46		3.26		3.45		0.27		10

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$10.25	$0.16	$(0.13)	$0.03	$(0.16)
2008 - B	10.24	0.13	(0.12)	0.01	(0.13)
2008 - C	10.25	0.12	(0.13)	(0.01)	(0.12)
2008 - Institutional	10.25	0.18	(0.13)	0.05	(0.18)
2008 - Service	10.24	0.15	(0.12)	0.03	(0.15)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.16	0.14	0.09	0.23	(0.14)
2008 - B	10.15	0.11	0.09	0.20	(0.11)
2008 - C	10.16	0.11	0.09	0.20	(0.11)
2008 - Institutional	10.16	0.15	0.09	0.24	(0.15)
2008 - Service	10.15	0.13	0.09	0.22	(0.13)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	10.20	0.33	(0.04)	0.29	(0.33)
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)

2006 - A	10.20	0.29	0.02	0.31	(0.31)
2006 - B	10.19	0.23	0.02	0.25	(0.25)
2006 - C	10.20	0.21	0.02	0.23	(0.23)
2006 - Institutional	10.19	0.33	0.02	0.35	(0.35)
2006 - Service	10.19	0.28	0.02	0.30	(0.30)

2005 - A	10.39	0.24	(0.18)	0.06	(0.25)
2005 - B	10.38	0.18	(0.18)	(0.00)	(0.19)
2005 - C	10.39	0.16	(0.18)	(0.02)	(0.17)
2005 - Institutional	10.39	0.28	(0.19)	0.09	(0.29)
2005 - Service	10.38	0.23	(0.18)	0.05	(0.24)

2004 - A	10.45	0.19	(0.06)	0.13	(0.19)
2004 - B	10.44	0.12	(0.05)	0.07	(0.13)
2004 - C	10.45	0.11	(0.06)	0.05	(0.11)
2004 - Institutional	10.44	0.23	(0.05)	0.18	(0.23)
2004 - Service	10.44	0.17	(0.05)	0.12	(0.18)

2003 - A	10.36	0.17	0.10	0.27	(0.18)
2003 - B	10.35	0.11	0.10	0.21	(0.12)
2003 - C	10.36	0.10	0.09	0.19	(0.10)
2003 - Institutional	10.36	0.21	0.09	0.30	(0.22)
2003 - Service	10.34	0.15	0.12	0.27	(0.17)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net Asset		at end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.12	0.28%	$220,291	0.73	%(c)	3.08	%(c)	0.86	%(c)	2.95	%(c)	19%
10.12	0.07	511	1.33	(c)	2.50	(c)	1.61	(c)	2.22	(c)	19
10.12	(0.10)	9,424	1.48	(c)	2.33	(c)	1.61	(c)	2.20	(c)	19
10.12	0.45	234,460	0.39	(c)	3.42	(c)	0.52	(c)	3.29	(c)	19
10.12	0.29	51	0.89	(c)	2.93	(c)	1.02	(c)	2.80	(c)	19

10.25	2.24	162,590	0.73	(c)	3.21	(c)	0.95	(c)	2.99	(c)	19
10.24	1.99	633	1.33	(c)	2.65	(c)	1.70	(c)	2.28	(c)	19
10.25	1.93	6,742	1.48	(c)	2.48	(c)	1.70	(c)	2.26	(c)	19
10.25	2.39	192,500	0.39	(c)	3.57	(c)	0.61	(c)	3.35	(c)	19
10.24	2.18	51	0.89	(c)	3.06	(c)	1.11	(c)	2.84	(c)	19

10.16	2.86	126,888	0.75		3.27		0.89		3.13		52
10.15	2.25	988	1.35		2.67		1.64		2.40		52
10.16	2.10	4,549	1.50		2.54		1.64		2.40		52
10.16	3.34	207,801	0.39		3.66		0.53		3.52		52
10.15	2.72	50	0.89		3.14		1.03		3.00		52

10.20	3.09	118,460	0.76		2.85		0.91		2.70		55
10.19	2.48	1,884	1.36		2.25		1.66		1.95		55
10.20	2.33	6,297	1.51		2.10		1.66		1.95		55
10.19	3.48	200,543	0.39		3.23		0.54		3.07		55
10.19	2.96	56	0.89		2.74		1.04		2.58		55

10.20	0.56	147,425	0.78		2.37		0.91		2.24		46
10.19	(0.04)	2,612	1.38		1.77		1.66		1.49		46
10.20	(0.19)	9,440	1.53		1.61		1.66		1.48		46
10.19	0.86	308,255	0.39		2.77		0.52		2.64		46
10.19	0.45	55	0.89		2.27		1.02		2.14		46

10.39	1.25	188,487	0.79		1.80		0.90		1.69		37
10.38	0.64	4,619	1.39		1.20		1.65		0.94		37
10.39	0.49	18,283	1.54		1.04		1.65		0.93		37
10.39	1.75	409,228	0.39		2.20		0.50		2.09		37
10.38	1.15	55	0.89		1.70		1.00		1.59		37

10.45	2.62	204,838	0.80		1.66		0.92		1.54		43
10.44	2.01	6,536	1.40		1.09		1.67		0.82		43
10.45	1.86	30,057	1.55		0.94		1.67		0.82		43
10.44	2.93	438,884	0.40		1.99		0.52		1.87		43
10.44	2.62	74	0.90		1.45		1.02		1.33		43

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2008 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	California AMT-Free Municipal Fund				High Yield Municipal Fund				Municipal Income Fund				New York AMT-Free Municipal Fund				Short Duration Tax-Free Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		Six Months Ended	Account Value	Account Value		Six Months Ended	Account Value	Account Value		Six Months Ended	Account Value	Account Value		Six Months Ended	Account Value	Account Value		Six Months Ended
Share Class	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*
Class A
Actual	$1,000	$975.60		$4.31	$1,000	$933.30		$4.36	$1,000	$963.20		$4.33	$1,000	$971.00		$4.30	$1,000	$1,002.80		$3.61
Hypothetical 5% return	1,000	1,020.71	+	4.41	1,000	1,020.56	+	4.56	1,000	1,020.66	+	4.46	1,000	1,020.71	+	4.41	1,000	1,021.46	+	3.65

Class B
Actual					1,000	929.80		7.98	1,000	959.60		7.96					1,000	1,000.70		6.67
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.80	+	8.34	1,000	1,016.95	+	8.19	N/A	N/A		N/A	1,000	1,018.40	+	6.73

Class C
Actual	1,000	973.00		7.96	1,000	929.80		7.98	1,000	960.30		7.96	1,000	967.30		7.99	1,000	999.00		7.37
Hypothetical 5% return	1,000	1,017.00	+	8.14	1,000	1,016.80	+	8.34	1,000	1,016.95	+	8.19	1,000	1,016.95	+	8.19	1,000	1,017.70	+	7.44

Institutional
Actual	1,000	978.30		2.63	1,000	934.90		2.72	1,000	964.80		2.66	1,000	973.70		2.62	1,000	1,004.50		1.96
Hypothetical 5% return	1,000	1,022.41	+	2.69	1,000	1,022.26	+	2.84	1,000	1,022.36	+	2.74	1,000	1,022.41	+	2.69	1,000	1,023.11	+	1.98

Service
Actual									1,000	962.70		5.17					1,000	1,002.90		4.47
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,019.80	+	5.32	N/A	N/A		N/A	1,000	1,020.61	+	4.51

*	Expenses for each share class are calculated using the Funds’ annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

California AMT-Free Municipal	0.87%	N/A	1.62%	0.53%	N/A
High Yield Municipal	0.90	1.65	1.65	0.56	N/A
Municipal Income	0.88	1.63	1.63	0.54	1.04
New York AMT-Free Municipal	0.87	N/A	1.62	0.53	N/A
Short Duration Tax-Free	0.73	1.33	1.48	0.39	0.89

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs California AMT-Free Municipal Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs New York AMT-Free Municipal Fund and Goldman Sachs Short Duration Tax-Free Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
The Management Agreements were most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreements; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services; (g) the terms of the Management Agreements and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) portfolio trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreements.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, and the payment of Rule 12b-1 distribution and

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and administration fees by certain of the Funds’ Service Shares.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreements as they applied to each Fund.
In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund had been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, credit and duration parameters, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. In connection with the High Yield Municipal Fund’s recent performance, the Trustees took note of the market events and liquidity issues that had occurred in the municipal high yield market during 2007. They also noted the Investment Adviser’s responses to these events. The Trustees concluded that the Investment Adviser was reacting to market events and the Fund’s performance in a responsible manner. With respect to the other Funds, the Trustees believed that each of those Funds had provided investment performance within a competitive range for long-term investors. The Trustees believed that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of its management fee payable by the Short Duration Tax-Free and Municipal Income Funds, and the voluntary undertaking of Goldman, Sachs & Co. (“Goldman Sachs”) to waive a portion of the Rule 12b-1 fees payable by the Short Duration Tax-Free Fund’s Class B Shares. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

	California AMT-Free	High Yield	Municipal	New York AMT-Free	Short Duration
	Municipal	Municipal	Income	Municipal	Tax-Free
	Fund	Fund	Fund	Fund	Fund

First $1 billion	0.45%	0.55%	0.55%	0.45%	0.40%
Next $1 billion	0.41%	0.55%	0.50%	0.41%	0.36%
Next $3 billion	0.39%	0.50%	0.48%	0.39%	0.34%
Next $3 billion	0.38%	0.48%	0.47%	0.38%	0.33%
Over $8 billion	0.37%	0.47%	0.46%	0.37%	0.32%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; and (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing and pricing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreements, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2009.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $773.2 billion in assets under management as of June 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government
Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities
Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund
Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2] ▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio
▪■ Enhanced Dividend Global Equity
Portfolio
▪■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity
Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets
Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets
Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and Premium
Fund
▪■ International Equity Dividend and
Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed
Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved. 08-8675.MF.TMPL MFISAR / 33.3K / 10-08

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 5, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	December 5, 2008